Exhibit 10.1

Execution Version

Published CUSIP Number: 94331GAC1

CREDIT AGREEMENT

Dated as of July 30, 2014

Among

WAUSAU PAPER CORP.,

as the Borrower,

CERTAIN SUBSIDIARIES OF THE BORROWER PARTY HERETO,

as the Guarantors,

BANK OF AMERICA, N.A.,

as Administrative Agent,

and

THE LENDERS PARTY HERETO

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

and

BMO CAPITAL MARKETS,

as Joint Lead Arrangers and Joint Bookrunners

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TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS AND ACCOUNTING TERMS

1

1.01

Defined Terms.

1

1.02

Other Interpretive Provisions.

32

1.03

Accounting Terms.

32

1.04

Rounding.

33

1.05

Times of Day.

33

1.06

UCC Terms.

33

1.07

Eurodollar Rates.

34

ARTICLE II TERM COMMITMENTS AND TERM LOANS

34

2.01

Term Loans.

34

2.02

Term Borrowings, Conversions and Continuations of Term Loans.

34

2.03

[Intentionally Omitted].

36

2.04

[Intentionally Omitted].

36

2.05

Prepayments.

36

2.06

[Intentionally Omitted].

38

2.07

Repayment of Term Loans.

38

2.08

Interest and Default Rate.

39

2.09

Fees.

40

2.10

Computation of Interest and Fees.

40

2.11

Evidence of Debt; Maintenance of Accounts.

41

2.12

Payments Generally; Administrative Agent’s Clawback.

41

2.13

Sharing of Payments by Lenders.

43

2.14

[Intentionally Omitted].

44

2.15

Defaulting Lenders.

44

ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY

45

3.01

Taxes.

45

3.02

Illegality and Designated Lenders.

50

3.03

Inability to Determine Rates.

51

3.04

Increased Costs; Reserves on Eurodollar Rate Loans.

52

3.05

Compensation for Losses.

53

3.06

Mitigation Obligations; Replacement of Lenders.

54

3.07

Survival.

54

ARTICLE IV CONDITIONS PRECEDENT TO THE TERM BORROWINGS

55

4.01

Conditions of Term Borrowing.

55

ARTICLE V REPRESENTATIONS AND WARRANTIES

58

5.01

Existence, Qualification and Power.

59

5.02

Authorization; No Contravention.

59

5.03

Governmental Authorization; Other Consents.

59

5.04

Binding Effect.

59

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i

5.05

Financial Statements; No Material Adverse Effect.

60

5.06

Litigation.

61

5.07

No Default.

61

5.08

Ownership of Property.

61

5.09

Environmental Compliance.

61

5.10

Insurance.

62

5.11

Taxes.

62

5.12

ERISA Compliance.

62

5.13

Margin Regulations; Investment Company Act.

63

5.14

Disclosure.

64

5.15

Compliance with Laws.

64

5.16

Solvency.

64

5.17

Casualty, Etc.

64

5.18

Sanctions Concerns and Anti-Corruption Laws.

64

5.19

Responsible Officers.

65

5.20

Subsidiaries; Equity Interests; Loan Parties.

65

5.21

Collateral Representations.

66

5.22

Regulation H.

67

5.23

Intellectual Property; Licenses, Etc.

68

5.24

Labor Matters.

68

5.25

Senior Indebtedness.

68

ARTICLE VI AFFIRMATIVE COVENANTS

68

6.01

Financial Statements.

68

6.02

Certificates; Other Information.

70

6.03

Notices.

73

6.04

Payment of Obligations.

74

6.05

Preservation of Existence, Etc.

75

6.06

Maintenance of Properties.

75

6.07

Maintenance of Insurance.

75

6.08

Compliance with Laws.

76

6.09

Books and Records.

76

6.10

Inspection Rights.

76

6.11

Use of Proceeds.

77

6.12

Material Contracts.

77

6.13

Covenant to Guarantee Obligations.

77

6.14

Covenant to Give Security.

77

6.15

Further Assurances.

79

6.16

Compliance with Terms of Leaseholds.

79

6.17

Compliance with Environmental Laws.

79

6.18

Preparation of Environmental Reports.

80

6.19

Anti-Corruption Laws.

80

6.20

Post-Closing Covenant.

80

ARTICLE VII NEGATIVE COVENANTS

81

7.01

Liens.

81

7.02

Indebtedness.

82

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7.03

Investments.

83

7.04

Fundamental Changes.

84

7.05

Dispositions.

85

7.06

Restricted Payments.

86

7.07

Change in Nature of Business.

86

7.08

Transactions with Affiliates.

87

7.09

Burdensome Agreements.

87

7.10

Use of Proceeds.

87

7.11

Financial Covenants.

87

7.12

Capital Expenditures; Etc.

88

7.13

Amendments of Organization Documents; Fiscal Year; Legal Name, State of Formation; Form of Entity and Accounting Changes.  89

7.14

Sale and Leaseback Transactions.

89

7.15

Prepayments, Etc. of Indebtedness.

89

7.16

Amendment, Etc. of Indebtedness.

89

7.17

Sanctions.

90

7.18

Anti-Corruption Laws.

90

7.19

Plans.

90

ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES

90

8.01

Events of Default.

90

8.02

Remedies upon Event of Default.

93

8.03

Application of Funds.

94

ARTICLE IX ADMINISTRATIVE AGENT

95

9.01

Appointment and Authority.

95

9.02

Rights as a Lender.

96

9.03

Exculpatory Provisions.

96

9.04

Reliance by Administrative Agent.

97

9.05

Delegation of Duties.

97

9.06

Resignation of Administrative Agent.

98

9.07

Non-Reliance on Administrative Agent and Other Lenders.

99

9.08

No Other Duties, Etc.

99

9.09

Administrative Agent May File Proofs of Claim; Credit Bidding.

99

9.10

Collateral and Guaranty Matters.

101

9.11

Secured Hedge Agreements.

101

ARTICLE X CONTINUING GUARANTY

102

10.01

Guaranty.

102

10.02

Rights of Lenders.

102

10.03

Certain Waivers.

103

10.04

Obligations Independent.

103

10.05

Subrogation.

103

10.06

Termination; Reinstatement.

104

10.07

Stay of Acceleration.

104

10.08

Condition of Borrower.

104

10.09

Appointment of Borrower.

104

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10.10

Right of Contribution.

105

10.11

Keepwell.

105

ARTICLE XI MISCELLANEOUS

105

11.01

Amendments, Etc.

105

11.02

Notices; Effectiveness; Electronic Communications.

107

11.03

No Waiver; Cumulative Remedies; Enforcement.

109

11.04

Expenses; Indemnity; Damage Waiver.

110

11.05

Payments Set Aside.

112

11.06

Successors and Assigns.

112

11.07

Treatment of Certain Information; Confidentiality.

116

11.08

Right of Setoff.

117

11.09

Interest Rate Limitation.

118

11.10

Counterparts; Integration; Effectiveness.

118

11.11

Survival of Representations and Warranties.

119

11.12

Severability.

119

11.13

Replacement of Lenders.

119

11.14

Governing Law; Jurisdiction; Etc.

120

11.15

Waiver of Jury Trial.

121

11.16

Subordination.

122

11.17

No Advisory or Fiduciary Responsibility.

122

11.18

Electronic Execution of Assignments and Certain Other Documents.

123

11.19

USA PATRIOT Act Notice.

123

11.20

INTERCREDITOR AGREEMENTS.

123

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BORROWER PREPARED SCHEDULES

Schedule 1.01(c)

Responsible Officers

Schedule 1.01(d)

Kentucky Sale/Leaseback

Schedule 1.01(f)

Excluded Brainerd Site

Schedule 1.01(g)

Excluded Timberlands Parcels

Schedule 5.10

Insurance

Schedule 5.12

Pension Plans

Schedule 5.20(a)

Subsidiaries, Joint Ventures, Partnerships and Other Equity Investments

Schedule 5.20(b)

Loan Parties

Schedule 5.21(b)

Intellectual Property

Schedule 5.21(c)

Documents, Instruments, and Tangible Chattel Paper

Schedule 5.21(d)(i)

Deposit Accounts & Securities Accounts

Schedule 5.21(d)(ii)

Electronic Chattel Paper & Letter-of-Credit Rights

Schedule 5.21(e)

Commercial Tort Claims

Schedule 5.21(f)

Pledged Equity Interests

Schedule 5.21(g)(i)

Mortgaged Properties

Schedule 5.21(g)(ii)

Other Properties

Schedule 5.21(h)

Material Contracts

Schedule 5.24

Labor Agreements

Schedule 7.01

Existing Liens

Schedule 7.02

Existing Indebtedness

Schedule 7.03

Existing Investments

ADMINISTRATIVE AGENT PREPARED SCHEDULES

Schedule 1.01(a)

Certain Addresses for Notices

Schedule 1.01(b)

Term Commitments

Schedule 1.01(e)

Mortgaged Property Support Documentation

EXHIBITS

Exhibit A

Form of Administrative Questionnaire

Exhibit B

Form of Assignment and Assumption

Exhibit C

Form of Compliance Certificate

Exhibit D

Form of Joinder Agreement

Exhibit E

Form of Loan Notice

Exhibit F

Form of Term Note

Exhibit G

Forms of U.S. Tax Compliance Certificates

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v

CREDIT AGREEMENT

This CREDIT AGREEMENT is entered into as of  July 30, 2014, among WAUSAU PAPER CORP., a Wisconsin corporation (the “Borrower”), the Guarantors (defined herein), the Lenders (defined herein), and BANK OF AMERICA, N.A., as Administrative Agent.

PRELIMINARY STATEMENTS:

WHEREAS, the Loan Parties (as hereinafter defined) have requested that the Lenders make term loans and other financial accommodations to the Loan Parties in an aggregate amount of up to $175,000,000.

WHEREAS, the Lenders have agreed to make such term loans and other financial accommodations to the Loan Parties on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

1.01

Defined Terms.

As used in this Agreement, the following terms shall have the meanings set forth below:

“ABL Administrative Agent” means Bank of America, N.A., in its capacity as administrative agent under the ABL Facility, and its successors and assigns.

“ABL Facility” means (i) that certain credit agreement, dated as of the date hereof, as may be amended, amended and restated, modified or supplemented from time to time in accordance with the terms hereof and thereof (including by reference to the ABL/Term Loan Intercreditor Agreement), among Wausau Paper Corp. and certain of its Subsidiaries, as borrowers, the ABL Administrative Agent and the lenders thereunder, and (ii) any other credit agreement, debt facility, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any Indebtedness or other financial accommodation (including, without limitation, revolving credit loans, letters of credit, bankers’ acceptances, or other borrowings) that has been incurred to increase, extend (subject to the limitations set forth herein and in the Intercreditor Agreements), replace or refinance in whole or in part the Indebtedness and other obligations outstanding under (x) the credit agreement referred to in clause (i) or (y) any subsequent credit agreement, unless such agreement or instrument expressly provides that it is not intended to be and is not an ABL Facility hereunder.  Any reference to the ABL Facility hereunder shall be deemed a reference to any ABL Facility then in existence.

“ABL Priority Collateral” shall have the meaning assigned to such term in the ABL/Term Loan Intercreditor Agreement.

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“ABL Loan Document” shall have the meaning assigned to the term “ABL Loan Documents” in the ABL/Term Loan Intercreditor Agreement.

“ABL Obligations” means the “Obligations” as such term is defined in the ABL Facility or any equivalent term used to describe the obligations arising thereunder and in connection therewith.

“ABL/Term Loan Intercreditor Agreement” means the Intercreditor Agreement dated as of the date hereof, by and among the Administrative Agent, ABL Administrative Agent and the Loan Parties, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

“Acquisition” means the acquisition, whether through a single transaction or a series of related transactions, of (a) a majority of the Voting Stock or other controlling ownership interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity or other ownership interest or upon the exercise of an option or warrant for, or conversion of securities into, such equity or other ownership interest, or (b) assets of another Person which constitute all or substantially all of the assets of such Person or of a division, line of business or other business unit of such Person.

“Additional Secured Obligations” means (a) all obligations arising under Secured Hedge Agreements and (b) all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that Additional Secured Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor.

“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 1.01(a), or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit A or any other form approved by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” means this Credit Agreement.

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“Applicable Percentage” means, with respect to each Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Term Loan of such Lender at such time and the denominator of which is the amount of the Term Loans at such time.

“Appropriate Lender” means, at any time, with respect to any Term Facility, a Lender that has a Commitment with respect to such Term Facility or holds a Term Loan under such Term Facility at such time.

“Applicable Rate” means the rate per annum equal to (a) for Eurodollar Rate Loans, 5.50% and (b) for Base Rate Loans, 4.50%.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and BMO Capital Markets, in their capacities as joint lead arrangers and joint bookrunners.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit B or any other form (including an electronic documentation form generated by use of an electronic platform) approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease and (c) all Synthetic Debt of such Person.

“Audited Financial Statements” means the audited Consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2013, and the related Consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto.

“Authorization to Share Insurance Information” means an authorization to share insurance information in form and substance satisfactory to the Administrative Agent and the Loan Party’s applicable insurance company.

“Available Amount” means the sum of (a) the cumulative amount of 25% of Excess Cash Flow, minus (b) the aggregate amount of Restricted Payments using the Available Amount made by the Borrower or its Subsidiaries after the Closing Date pursuant to Section 7.06(c).

“Bank of America” means Bank of America, N.A. and its successors.

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“Bank Product” means any of the following products, services or facilities extended to any Loan Party or Affiliate of a Loan Party: (a) services relating to operating, collections, payroll, trust, or other depository or disbursement accounts, including automated clearinghouse, e-payable, electronic funds transfer, wire transfer, controlled disbursement, overdraft, depository, information reporting, lockbox and stop payment services; (b) products under Swap Contracts; (c) commercial credit card and merchant card services; and (d) other banking products or services.

“Base Rate” means for any day a fluctuating rate of interest per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Eurodollar Rate plus 1.00%.  The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loan” means a Term Loan that bears interest based on the Base Rate.

“Borrower” has the meaning specified in the introductory paragraph hereto.

“Borrower Materials” has the meaning specified in Section 6.02.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day that is also a London Banking Day.

“Cabinet Expenditures” means, with respect to any Person for any period, any expenditure in respect of the purchase and installation of proprietary towel, tissue or hand care dispensing products for use with a Loan Party’s paper products and with respect to which the Loan Party subsidizes the cost to the customer.

“Capital Expenditures” means, with respect to any Person for any period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations).

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

“Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any of its Subsidiaries free and clear of all Liens (other than Permitted Liens):

(a)

readily marketable obligations issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof having maturities of not more than

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three hundred sixty days (360) days from the date of acquisition thereof; provided that the full faith and credit of the United States is pledged in support thereof;

(b)

time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than ninety (90) days from the date of acquisition thereof;

(c)

commercial paper issued by any Person organized under the laws of any state of the United States and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than one hundred eighty (180) days from the date of acquisition thereof; and

(d)

Investments, classified in accordance with GAAP as current assets of the Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

“CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

“CFC” means a Person that is a controlled foreign corporation under Section 957 of the Code.

“Change in Law” means the occurrence, after the Closing Date, of any of the following:  (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means an event or series of events by which:

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(a)

any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of twenty-five percent (25)% or more of the Equity Interests of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right);

(b)

during any period of twelve (12) consecutive months, a majority of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors);

(c)

Wausau Paper ceases to own and control, beneficially and of record, directly or indirectly, all Equity Interests in each other Loan Party; or

(d)

at any time, a “change of control” (or similar term) under any indenture, instrument or agreement pursuant to which any Material Indebtedness or Indebtedness under the ABL Facility of the Borrower is outstanding shall have occurred.

“Closing Date” means the date hereof.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means all of the “Collateral” and “Mortgaged Property” referred to in the Collateral Documents and all of the other property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties.

“Collateral Documents” means, collectively, the Security Agreement, the Mortgages, any related Mortgaged Property Support Documents, each Joinder Agreement, each of the mortgages, collateral assignments, security agreements, pledge agreements or other similar

CHL:82267.17

agreements delivered to the Administrative Agent pursuant to Section 6.14, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate” means a certificate substantially in the form of Exhibit C.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated” means, when used with reference to financial statements or financial statement items of the Borrower and its Subsidiaries or any other Person, such statements or items on a consolidated basis in accordance with the consolidation principles of GAAP.

“Consolidated Capital Expenditures” means, for any period, for the Borrower and its Subsidiaries on a Consolidated basis, all Capital Expenditures.

“Consolidated EBITDA” means, for any period, determined on a Consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP, net income, calculated before interest expense, provision for income taxes, depreciation and amortization expense, plus, (a) to the extent deducted from net income for such period and without duplication, (i) any losses arising from the sale of capital assets, (ii) fees and expenses paid in cash on or prior to the Closing Date in connection with the closing of this credit facility and the ABL Facility (including the payment of make-whole payments with respect to the Borrower’s notes issued under that certain Note Purchase and Private Shelf Agreement dated as of March 31, 2010, as amended) in an amount not to exceed $20,000,000 in the aggregate, (iii) cash severance and related tax payments made on or prior to December 31, 2014 to the former chief executive officer of the Borrower in an amount not to exceed $3,500,000 in the aggregate, (iv) fees and expenses paid in cash on or prior to December 31, 2014 in connection with proxy statements in an amount not to exceed $3,000,000 in the aggregate and (v) any losses during such period that arise from a division, business unit, or Subsidiary of the Borrower that has been discontinued, ceased, or otherwise Disposed of as of the date of this Agreement or otherwise in accordance with this Agreement, minus, (b) to the extent included in net income for such period and without duplication, (i) any gains arising from the sale of capital assets, (ii) any gains arising from the write-up of assets, and (iii) any extraordinary gains.

“Consolidated Funded Indebtedness” means, as of any date of determination, for the Borrower and its Subsidiaries on a Consolidated basis, the sum of (a) all Indebtedness (including purchase money Indebtedness) that (i) arises from the lending of money by any Person to such Loan Party, (ii) is evidenced by notes, drafts, bonds, debentures, credit documents or similar instruments, (iii) accrues interest or is a type upon which interest charges are customarily paid (excluding trade payables owing in the ordinary course of business), or (iv) was issued or assumed as full or partial payment for any property or services; (b) all Attributable Indebtedness; (c) the maximum amount available to be drawn under issued and outstanding letters of credit

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(including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (d) all obligations to purchase, redeem, retire, defease or otherwise make any payment prior to the Maturity Date in respect of any Equity Interests or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (e) guaranties of any Debt of the foregoing types owing by another Person; and (f) all Indebtedness of the types referred to above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary.

“Consolidated Interest Charges” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) all interest paid or payable with respect to discontinued operations and (c) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, in each case, of or by the Borrower and its Subsidiaries on a Consolidated basis for the most recently completed Measurement Period.

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the most recently completed Measurement Period.

“Consolidated Scheduled Funded Debt Payments” means for any period for the Borrower and its Subsidiaries on a Consolidated basis, the sum of all scheduled payments of principal on Consolidated Funded Indebtedness.  For purposes of this definition, “scheduled payments of principal” (a) shall be determined without giving effect to any reduction of such scheduled payments resulting from the application of any voluntary or mandatory prepayments made during the applicable period, (b) shall be deemed to include the Attributable Indebtedness and (c) shall not include any voluntary prepayments or mandatory prepayments required pursuant to Section 2.05 or under the ABL Facility except to the extent there is an equivalent permanent reduction in commitments thereunder.

“Consolidated Tangible Assets” shall mean, with respect to the Borrower and its Subsidiaries, the aggregate amount of assets (determined on a consolidated basis and in accordance with GAAP) after deducting therefrom all goodwill, trade names, trademarks, patents, licenses, unamortized debt discount and expense, treasury stock and other like intangibles (in each case, determined on a consolidated basis and in accordance with GAAP).

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise

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voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Debt Issuance” means the issuance by any Loan Party or any Subsidiary of any Indebtedness other than Indebtedness permitted under Section 7.02(a) – (g).

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) with respect to any Obligation for which a rate is specified, a rate per annum equal to two percent (2%) in excess of the rate otherwise applicable thereto and (b) with respect to any Obligation for which a rate is not specified or available, a rate per annum equal to the Base Rate plus the Applicable Rate for Base Rate Loans plus two percent (2%), in each case, to the fullest extent permitted by applicable Law.

“Defaulting Lender” means, subject to Section 2.15(b), any Lender that (a) has failed to (i) fund all or any portion of its Term Loans within two (2) Business Days of the date such Term Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Term Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the

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enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.  Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower and each other Lender promptly following such determination.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of any Sanction.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale and Leaseback Transaction) of any property by any Loan Party or Subsidiary (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, but excluding any Involuntary Disposition.

“Dollar” and “$” mean lawful money of the United States.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States.

“Effective Yield” means, as to any Term Loans, the effective yield on such Term Loans as determined by the Administrative Agent, taking into account the applicable interest rate margins (provided that, if the applicable interest rate in respect of such Term Loans includes a floor greater than the floor applicable to the Term Loans, such increased amount shall be equated to an interest rate for purposes of determining the applicable interest rate under such Term Loans); provided that in determining the Applicable Rate applicable to the Term Loans, (x) original issue discount (“OID”) or upfront fees (which shall be deemed to constitute like amounts of OID) payable by the Borrower to the Lenders under the Term Loans in the initial primary syndication thereof shall be included (with OID being equated to interest in a manner reasonably determined by the Administrative Agent based on assumed four-year life to maturity) and (y) customary arrangement or commitment fees payable to the Arrangers (or their respective affiliates) in connection with the Term Loans shall be excluded (it being understood that the effects of any and all interest rate floors shall be included in determining the interest rates under this provision).

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.06 (subject to such consents, if any, as may be required under Section 11.06(b)(iii)).

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the

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protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Notice” means a written notice from any Governmental Authority or other Person of any possible noncompliance with, investigation of a possible violation of, litigation relating to, or potential fine or liability under any Environmental Law, or with respect to any Environmental Release, environmental pollution or hazardous materials, including any complaint, summons, citation, order, claim demand, or request for correction, remediation, or otherwise.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Environmental Release” means a release as defined in CERCLA or under any other Environmental Law.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Equity Issuance” means, any issuance by any Loan Party or any Subsidiary to any Person of its Equity Interests, other than (a) any issuance of its Equity Interests pursuant to the exercise of options or warrants, (b) any issuance of its Equity Interests pursuant to the conversion of any debt securities to equity or the conversion of any class of equity securities to any other class of equity securities, (c) any issuance of options or warrants relating to its Equity Interests, and (d) any issuance by the Borrower of its Equity Interests as consideration for a Permitted Acquisition.  The term “Equity Issuance” shall not be deemed to include any Disposition or any Debt Issuance.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

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“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with a Loan Party within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization or is insolvent; (d) the filing of a notice of intent to terminate, or the treatment of a Pension Plan amendment as a termination, under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon  any Loan Party or any ERISA Affiliate; (i) a failure by any Loan Party or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules in respect of a Pension Plan, whether or not waived, or the failure by any Loan Party or any ERISA Affiliate to make any required contribution to a Multiemployer Plan, in each case, other than with respect to the Settlement Agreement; or (j) the imposition of a Lien pursuant to Section 430(k) of the Code or pursuant to Section 303(k) or 4068 of ERISA with respect to any Pension Plan (other than Liens permitted under the PBGC Intercreditor Agreement).  The term “ERISA Event” shall not be deemed to include the Pensions Matter.

“Eurodollar Rate” means:

(a)

for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at or about 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

(b)

for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at or about 11:00 a.m., London time, two (2) Business Days prior to such date for Dollar deposits with a term of one (1) month commencing that day;

provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate

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shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

Notwithstanding the foregoing, for purposes of this Agreement, the Eurodollar Rate shall in no event be less than 1.00% at any time.

“Eurodollar Rate Loan” means a Term Loan that bears interest at a rate based on clause (a) of the definition of “Eurodollar Rate.”

“Event of Default” has the meaning specified in Section 8.01.

“Excess Cash Flow” means, for any fiscal year of the Borrower, an amount equal to the sum of (a) Consolidated EBITDA for such fiscal year minus (b) the unfinanced portion of Consolidated Capital Expenditures and Cabinet Expenditures, in each case, for such fiscal year minus (c) Consolidated Interest Charges actually paid in cash by the Borrower and its Subsidiaries for such fiscal year minus (d) cash taxes paid for such fiscal year minus (e) Consolidated Scheduled Funded Debt Payments for such fiscal year minus (f) the aggregate excess minimum contributions actually paid in cash by the Borrower and its Subsidiaries under the Settlement Agreement for such fiscal year.

“Excluded Property” means, with respect to any Loan Party, (a) any owned or leased real property which is located outside of the United States, unless requested by the Administrative Agent or the Required Lenders, (b) unless requested by the Administrative Agent or the Required Lenders, any Intellectual Property for which a perfected Lien thereon is not effected either by filing of a Uniform Commercial Code financing statement or by appropriate evidence of such Lien being filed in either the United States Copyright Office or the United States Patent and Trademark Office and (c) the Equity Interests of any Foreign Subsidiary of any Loan Party to the extent not required to be pledged to secure the Secured Obligations pursuant to the Collateral Documents.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor  of a Lien to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act  or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 10.11 and any other “keepwell, support or other agreement for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or grant by such Guarantor of a Lien, becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Contracts for which such Guaranty or Lien is or becomes excluded in accordance with the first sentence of this definition.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes

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imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Term Loan or Term Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Term Loan or Term Commitment (other than pursuant to an assignment request by the Borrower under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii), (a)(iii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.

“Excluded Brainerd Site” means the remaining mill site in Brainerd, Minnesota described on Schedule 1.01(f).

“Excluded Timberland Parcels” means the owned property of the Loan Parties listed on Schedule 1.01(g).

“Existing Credit Agreement” means that certain Credit Agreement dated as of June 23, 2010 among the Borrower, Bank of America, N.A., as administrative agent, and a syndicate of lenders, as amended by that certain First Amendment to Credit Agreement dated as of October 26, 2011, that certain Second Amendment to Credit Agreement dated as of February 3, 2012, that certain Third Amendment to Credit Agreement dated as of June 26, 2013, that certain Fourth Amendment to Credit Agreement dated as of December 17, 2013, that certain Fifth Amendment dated as of March 28, 2014, that certain Sixth Amendment to Credit Agreement dated as of May 29, 2014 and that that certain Seventh Amendment to Credit Agreement dated as of June 27, 2014, and as further amended, restated, modified or supplemented.

“Extraordinary Receipt” means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings and proceeds of Involuntary Dispositions), indemnity payments and any purchase price adjustments; provided, however, that an Extraordinary Receipt shall not include cash receipts from proceeds of insurance or indemnity payments to the extent that such proceeds, awards or payments are received by any Person in respect of any third party claim against such Person and applied to pay (or to reimburse such Person for its prior payment of) such claim and the costs and expenses of such Person with respect thereto.

“Facility Termination Date” means the date as of which Obligations have been paid in full (other than contingent indemnification obligations).

“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

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“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Fee Letter” means the engagement letter, dated May 21, 2014, between the Borrower and Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as lead arranger and bookrunner.

“FLSA” means the Fair Labor Standards Act of 1938, as amended.

“Foreign Lender” means a Lender that is not a U.S. Person.  For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Flood Hazard Property” means any Mortgaged Property that is in an area designated by the Federal Emergency Management Agency as having special flood or mudslide hazards.

“Foreign Plan” means any employee benefit plan or arrangement (a) maintained or contributed to by any Loan Party or Subsidiary that is not subject to the laws of the United States; or (b) mandated by a government other than the United States for employees of any Loan Party or Subsidiary.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in the United States set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable

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stature and authority within the accounting profession) including, without limitation, the FASB Accounting Standards Codification, that are applicable to the circumstances as of the date of determination, consistently applied and subject to Section 1.03.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of the kind described in clauses (a) through (g) of the definition thereof or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness of the kind described in clauses (a) through (g) of the definition thereof or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed or expressly undertaken by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien).  The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.  The term “Guarantee” as a verb has a corresponding meaning.

“Guaranteed Obligations” has the meaning set forth in Section 10.01.

“Guarantors” means, collectively, (a) the Subsidiaries of the Borrower as are or may from time to time become parties to this Agreement pursuant to Section 6.13, and (b) with respect to Additional Secured Obligations owing by any Loan Party or any of its Subsidiaries and any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 10.01 and 10.11) under the Guaranty, the Borrower.

“Guaranty” means, collectively, the Guarantee made by the Guarantors under Article X in favor of the Secured Parties, together with each other guaranty delivered pursuant to Section 6.13.

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“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, natural gas, natural gas liquids, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, toxic mold, infectious or medical wastes and all other substances, wastes, chemicals, pollutants, contaminants or compounds of any nature in any form regulated pursuant to any Environmental Law.

“Hedge Bank” means any Person in its capacity as a party to a Swap Contract that, (a) at the time it enters into a Swap Contract required by or not prohibited under Article VI or VII, is a Lender or an Affiliate of a Lender, or (b) at the time it (or its Affiliate) becomes a Lender, is a party to a Swap Contract required by or not prohibited under Article VI or VII, in each case, in its capacity as a party to such Swap Contract (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided, in the case of a Secured Hedge Agreement with a Person who is no longer a Lender (or Affiliate of a Lender), such Person shall be considered a Hedge Bank only through the stated termination date (without extension or renewal) of such Secured Hedge Agreement and provided further that for any of the foregoing to be included as a “Secured Hedge Agreement” on any date of determination by the Administrative Agent, the applicable Hedge Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent) must have delivered a Secured Party Designation Notice to the Administrative Agent prior to such date of determination and shall have agreed to be bound by the provisions of the Intercreditor Agreements as if it were a Lender.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)

all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)

the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c)

net obligations of such Person under any Swap Contract;

(d)

all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and not past due for more than sixty (60) days after the date on which such trade account was created);

(e)

indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)

all Attributable Indebtedness in respect of Capitalized Leases and Synthetic Lease Obligations of such Person and all Synthetic Debt of such Person;

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(g)

all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(h)

all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.  The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitees” has the meaning specified in Section 11.04(b).

“Information” has the meaning specified in Section 11.07.

“Intellectual Property” has the meaning set forth in the Security Agreement.

“Intellectual Property Claim”  means any claim or assertion (whether in writing, by suit or otherwise) that a Borrower’s or Subsidiary’s ownership, use, marketing, sale or distribution of any Inventory, Equipment, Intellectual Property or other Property violates another Person’s Intellectual Property.

“Intercompany Debt” has the meaning specified in Section 7.02.

“Intercreditor Agreements” means the ABL/Term Loan Intercreditor Agreement and the PBGC Intercreditor Agreement.

“Interest Payment Date” means, (a) as to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Term Loan and the Maturity Date of the Term Facility under which such Term Loan was made; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three (3) months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date.

“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one (1), two (2), three (3) or six (6) months thereafter (in each case, subject to availability), as selected by the Borrower in its Loan Notice; provided that:

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(a)

any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b)

any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c)

no Interest Period shall extend beyond the Maturity Date of the Term Facility under which such Term Loan was made.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person (including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor guaranties Indebtedness of such other Person), or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person which constitute all or substantially all of the assets of such Person or of a division, line of business or other business unit of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of any Loan Party or any Subsidiary.

“IRS” means the United States Internal Revenue Service.

“Joinder Agreement” means a joinder agreement substantially in the form of Exhibit D executed and delivered in accordance with the provisions of Section 6.13.

“Kentucky Sale/Leaseback” means the Disposition of a portion of the real property located at 1150 Industry Road, Harrodsburg, KY 40330 (as described on Schedule 1.01(d)) for the development and construction of a warehouse facility, which warehouse facility shall be then leased to the Borrower on commercially reasonably terms.

“Landlord Waiver” means a landlord or warehouse waiver in form and substance satisfactory to the Administrative Agent.

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and

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permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lender” means (a) at any time on or prior to the Closing Date, any Lender that has a Term Commitment at such time and (b) at any time after the Closing Date, any Lender that holds Term Loans at such time.

“Lending Office” means, as to the Administrative Agent or any Lender, the office or offices of such Person described as such in such Person’s Administrative Questionnaire, or such other office or offices as such Person may from time to time notify the Borrower and the Administrative Agent; which office may include any Affiliate of such Person or any domestic or foreign branch of such Person or such Affiliate.

“LIBOR” has the meaning specified in the definition of Eurodollar Rate.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan Documents” means, collectively, (a) this Agreement, (b) the Term Notes, (c) the Guaranty, (d) the Collateral Documents, (e) the Fee Letter, (f) each Joinder Agreement, (g) the Intercreditor Agreements and (h) and any other document or certificate executed by the Borrower or any of its Subsidiaries for the benefit of any Agent, any Lender or any other Secured Party in connection with this Agreement or any other Loan Document (but specifically excluding any Secured Hedge Agreement).

“Loan Notice” means a notice of (a) the Term Borrowing, (b) a conversion of Term Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit E or such other form as may be approved by the Administrative Agent  (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Loan Parties” means, collectively, the Borrower and each Guarantor.

“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

“Master Agreement” has the meaning set forth in the definition of “Swap Contract.”

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of the Loan Parties and their respective subsidiaries, taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document, or of the ability of any Loan Party to perform its

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obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

“Material Contract” means any agreement or arrangement to which a Loan Party or Subsidiary is party (other than the Loan Documents) (a) that is deemed to be a material contract under any securities law applicable to such Person, including the Securities Act of 1933; (b) for which breach, termination, nonperformance or failure to renew could reasonably be expected to have a Material Adverse Effect; or (c) that relates to Indebtedness in an aggregate amount of $1,000,000 or more.

“Maturity Date” means July 30, 2020; provided, however, that, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Measurement Period” means, at any date of determination, the most recently completed four (4) fiscal quarters of the Borrower.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgage” or “Mortgages” means, individually and collectively, as the context requires, each of the fee or leasehold mortgages, deeds of trust and deeds executed by a Loan Party that purport to grant a Lien to the Administrative Agent (or a trustee for the benefit of the Administrative Agent) for the benefit of the Secured Parties in any Mortgaged Properties, in form and substance satisfactory to the Administrative Agent.

“Mortgaged Property” means any owned or leased property of a Loan Party listed on Schedule 5.21(g)(i) and any other owned or leased real property of a Loan Party that is or will become  encumbered by a Mortgage in favor of the Administrative Agent in accordance with the terms of this Agreement; provided that, Mortgaged Property shall exclude the Excluded Brainerd Site, the Excluded Timberland Parcels and the Kentucky Sale/Leaseback.

“Mortgaged Property Support Documents” means with respect to any real property subject to a Mortgage, the deliveries and documents described on Schedule 1.01(e) attached hereto.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding six (6) plan years, has made or been obligated to make contributions.

“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Net Cash Proceeds” means the aggregate cash or Cash Equivalents proceeds received by any Loan Party or any Subsidiary in respect of any Disposition, Equity Issuance, Debt Issuance or Involuntary Disposition, net of (a) direct costs incurred in connection therewith (including, without limitation, legal, accounting and investment banking fees and sales commissions), (b)

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taxes paid or payable as a result thereof and (c) in the case of any Disposition or any Involuntary Disposition, the amount necessary to retire any Indebtedness secured by a Permitted Lien (ranking senior to any Lien of the Administrative Agent) on the related property; it being understood that “Net Cash Proceeds” shall include, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non cash consideration received by any Loan Party or any Subsidiary in any Disposition, Equity Issuance, Debt Issuance or Involuntary Disposition.

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders, or all Lenders or all affected Lenders in a Term Facility, in accordance with the terms of Section 11.01 and (b) has been approved by the Required Lenders.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“NPL” means the National Priorities List under CERCLA.

“Obligations” means (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Term Loan and (b) all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof pursuant to any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement (or equivalent or comparable documents with respect to any non-U.S. jurisdiction); (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction) and (d) with respect to all entities, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction).

“OSHA” means the Occupational Safety and Hazard Act of 1970, as amended.

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“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Term Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06).

“Outstanding Amount” means, on any date, with respect to Term Loans, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Term Loans occurring on such date.

“Participant” has the meaning specified in Section 11.06(d).

“Participant Register” has the meaning specified in Section 11.06(d).

“PBGC” means the Pension Benefit Guaranty Corporation.

“PBGC Debt” has the meaning assigned to such term in the PBGC Intercreditor Agreement.

“PBGC Enforcement Action” means the PBGC’s initiation of any actions to collect or enforce the Pensions Matter or matters arising under Section 4062(e) of ERISA with respect to plant closings, accelerate or modify payments due under the Settlement Agreement, modify or terminate the Settlement Agreement (other than a modification or termination of the Settlement Agreement due to a Loan Parties’ satisfaction of all obligations thereunder as determined by the PBGC), or attempt to impose a Lien in a manner inconsistent with the Settlement Agreement or the PBGC Intercreditor Agreement.

“PBGC Intercreditor Agreement” means the Subordination and Intercreditor Agreement dated as of the date hereof, by and among the Administrative Agent, ABL Administrative Agent, the PBGC and the Loan Parties, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

“PBGC Liens” means the Liens granted by the Loan Parties in favor of the PBGC in connection with the Settlement Agreement and the Pensions Matter.

“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

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“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by the Borrower and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

“Pensions Matter” means the outstanding liabilities and obligations of the Borrower and its Subsidiaries with respect to PBGC demands made upon the Borrower pursuant to the PBGC’s early warning program existing on the Closing Date and as set forth on Schedule 5.12.

“Permitted Acquisition” means an Acquisition by a Loan Party (the Person or division, line of business or other business unit of the Person to be acquired in such Acquisition shall be referred to herein as the “Target”), in each case that is a type of business (or assets used in a type of business) permitted to be engaged in by the Borrower and its Subsidiaries pursuant to the terms of this Agreement, in each case so long as:

(a)

no Default shall then exist or would exist after giving effect thereto;

(b)

the assets, business or Person being acquired is useful or engaged in the business of the Loan Parties and Subsidiaries, is located or organized within the United States, and had positive EBITDA for the 12 month period most recently ended;

(c)

the Loan Parties shall demonstrate to the reasonable satisfaction of the Administrative Agent that, after giving effect to the Acquisition on a Pro Forma Basis, (i) the Loan Parties are in Pro Forma Compliance and (ii) the Consolidated Leverage Ratio shall be 0.25 less than the then applicable level set forth in Section 7.11, calculated using the same Measurement Period used to determine Pro Forma Compliance;

(d)

the Administrative Agent, on behalf of the Secured Parties, shall have received (or shall receive in connection with the closing of such Acquisition) a perfected security interest (having the priority set forth in the ABL/Term Loan Intercreditor Agreement) in all property (including, without limitation, Equity Interests) acquired with respect to the Target in accordance with the terms of Section 6.14 and the Target, if a Person, shall have executed a Joinder Agreement in accordance with the terms of Section 6.13;

(e)

such Acquisition shall be permitted under the ABL Facility; and

(f)

Borrower Agent delivers to Agent, at least 10 Business Days (or a lesser period if acceptable to Agent in its sole discretion) prior to the Acquisition, copies of all material agreements relating thereto and a certificate, in form and substance satisfactory to Agent, stating that the Acquisition is a “Permitted Acquisition” and demonstrating compliance with the foregoing requirements.

“Permitted Liens” has the meaning set forth in Section 7.01.

“Permitted Transfers” means (a) Dispositions of inventory in the ordinary course of business; (b) Dispositions of property to the Borrower or any Subsidiary; provided, that if the transferor of such property is a Loan Party then the transferee thereof must be a Loan Party; (c) Dispositions of accounts receivable in connection with the collection or compromise thereof;

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(d) licenses, sublicenses, leases or subleases granted to others not interfering in any material respect with the business of the Borrower and its Subsidiaries; (e) the sale or disposition of Cash Equivalents for fair market value; (f) Disposition of the Excluded Brainerd Site; (g) Dispositions of Excluded Timberlands Parcels; (h) the Kentucky Sale/Leaseback; and (i) until the ABL Facility is no longer in effect, any Involuntary Dispositions in respect of ABL Priority Collateral.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan and a Foreign Plan), maintained for employees of the Borrower or any ERISA Affiliate or any such Plan to which the Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees.

“Platform” has the meaning specified in Section 6.02.

“Pledged Equity” has the meaning specified in the Security Agreement.

“Pro Forma Basis” and “Pro Forma Effect” means, for any Disposition of all or substantially all of a division or a line of business or for any Acquisition, whether actual or proposed, for purposes of determining compliance with the financial covenants set forth in Section 7.11, each such transaction or proposed transaction shall be deemed to have occurred on and as of the first day of the relevant Measurement Period, and the following pro forma adjustments shall be made:

(a)

in the case of an actual or proposed Disposition, all income statement items (whether positive or negative) attributable to the line of business or the Person subject to such Disposition shall be excluded from the results of the Borrower and its Subsidiaries for such Measurement Period;

(b)

in the case of an actual or proposed Acquisition, income statement items (whether positive or negative) attributable to the property, line of business or the Person subject to such Acquisition shall be included in the results of the Borrower and its Subsidiaries for such Measurement Period;

(c)

interest accrued during the relevant Measurement Period on, and the principal of, any Indebtedness repaid or to be repaid or refinanced in such transaction shall be excluded from the results of the Borrower and its Subsidiaries for such Measurement Period;

(d)

any Indebtedness actually or proposed to be incurred or assumed in such transaction shall be deemed to have been incurred as of the first day of the applicable Measurement Period, and interest thereon shall be deemed to have accrued from such day on such Indebtedness at the applicable rates provided therefor (and in the case of interest that does or would accrue at a formula or floating rate, at the rate in effect at the time of determination) and shall be included in the results of the Borrower and its Subsidiaries for such Measurement Period; and

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(e)

the above pro forma calculations shall be made in good faith by a financial or accounting officer of the Borrower who is a Responsible Officer.

“Pro Forma Compliance” means, with respect to any transaction, that such transaction does not cause, create or result in a Default after giving Pro Forma Effect, based upon the results of operations for the most recently completed Measurement Period to (a) such transaction and (b) all other transactions which are contemplated or required to be given Pro Forma Effect hereunder that have occurred on or after the first day of the relevant Measurement Period.

“Public Lender” has the meaning specified in Section 6.02.

“Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Recipient” means the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder.

“Refinancing Conditions” means the following conditions (a) for Refinancing Debt (other than with respect to the extending, renewing or refinancing of Indebtedness arising under the ABL Facility):  (i) it is in an aggregate principal amount that does not exceed the principal amount of the Indebtedness being extended, renewed or refinanced; (ii) it has a final maturity no sooner than, a weighted average life no less than, and an interest rate no greater than, the Indebtedness being extended, renewed or refinanced; (iii) it is subordinated to the Obligations at least to the same extent as the Indebtedness being extended, renewed or refinanced; (iv) the representations, covenants and defaults applicable to it are no less favorable to Borrower than those applicable to the Indebtedness being extended, renewed or refinanced; (v) no additional Lien is granted to secure it; (vi) no additional Person is obligated on such Indebtedness; and (vii) upon giving effect to it, no Default or Event of Default exists; or (b) for Refinancing Debt that is extending, renewing or refinancing Indebtedness arising under the ABL Facility: such Debt is extended, renewed or refinanced in accordance with and to the extent permitted by the terms and provisions of the Intercreditor Agreements.

“Refinancing Debt” means Indebtedness that is the result of an extension, renewal or refinancing of existing Indebtedness.

“Register” has the meaning specified in Section 11.06(c).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty (30) day notice period has been waived; provided, however, that notwithstanding anything in the proposed or final regulations under Section 4043(c) of ERISA, a “reportable event” under such regulations which would result solely from (a) an amendment of this Agreement or the ABL Facility or (b) a waiver by the requisite Lenders or ABL Facility

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Lenders of any covenant under this Agreement or the ABL Facility, as applicable, for the purpose of avoiding a default under the Agreement or the ABL Facility, as applicable, shall not be considered a Reportable Event.

“Repricing Transaction” means the repayment, refinancing, replacement or conversion of all or a portion of the Term Loans with proceeds from the incurrence by any Loan Party of any new or replacement tranche of debt financing (incurred in the form of an institutional term loan facility or other bank financing marketed primarily to institutional investors) having an Effective Yield that is less than the Effective Yield of the Term Loans, including without limitation, as may be effected through any amendment to this Agreement that directly or indirectly reduces the Effective Yield of the Term Loans.

“Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders.  The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Resignation Effective Date” has the meaning set forth in Section 9.06.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party, solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Administrative Agent, appropriate authorization documentation, in form and substance satisfactory to the Administrative Agent.

“Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any shares (or equivalent) of any class of Equity Interests of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares (or equivalent) of any class of Equity Interests of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Equity Interests of any Loan Party or any of its Subsidiaries, now or hereafter outstanding, and (d) any payment with respect to any earnout obligation.

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor thereto.

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“Sale and Leaseback Transaction” means, with respect to any Loan Party or any Subsidiary, any arrangement, directly or indirectly, with any Person whereby such Loan Party or such Subsidiary shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

“Sanction(s)” means any sanction administered or enforced by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

“Satisfactory Settlement” means delivery to the Administrative Agent of (a) the fully executed and delivered Settlement Agreement, (b) evidence of the full and final payment of the Settlement Amount to the appropriate Federal agencies on or prior to the time specified in the Settlement Agreement (to the extent due on or prior to the Closing Date), (c) evidence that the applicable Settlement Amount does not exceed the applicable Settlement Cap and (d) evidence that the Borrower has satisfactorily and timely complied with all other terms of the Settlement Agreement (to the extent required to be complied with on or prior to the Closing Date).

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Hedge Agreement” means any interest rate, currency, foreign exchange, or commodity Swap Contract required or permitted under Article VI or VII between any Loan Party and any of its Subsidiaries and any Hedge Bank.

“Secured Obligations” means all Obligations and all Additional Secured Obligations.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Hedge Banks, the Indemnitees and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05.

“Secured Party Designation Notice” means a notice from any Lender or an Affiliate of a Lender regarding Swap Obligations, in form and substance satisfactory to the Administrative Agent.

“Securities Act” means the Securities Act of 1933, including all amendments thereto and regulations promulgated thereunder.

“Security Agreement” means the Term Loan Security and Pledge Agreement, dated as of the Closing Date, executed in favor of the Administrative Agent by each of the Loan Parties.

“Settlement Agreement” means the written settlement agreement from the PBGC or such other appropriate Federal agency(ies)  settling all issues with respect to the Pensions Matter and which may contain other terms and conditions as may be reasonably acceptable to the Administrative Agent and the Required Lenders.

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“Settlement Amount” means, for any fiscal year, or all fiscal years in the aggregate, the applicable amount required to be paid by the Borrower or its Subsidiaries pursuant to the Settlement Agreement.

“Settlement Cap” means the amount set forth in the table below for any given fiscal year or all fiscal years in the aggregate, as applicable:

Fiscal Year	Settlement Cap
2014	$7,500,000
2015	$8,500,000
2016	$6,000,000
2017	$7,000,000
2018	$7,000,000
Aggregate	$36,000,000

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business.  The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Loan Party” means any Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 10.11).

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Voting Stock is at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any

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combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Synthetic Debt” means, with respect to any Person as of any date of determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including any minority interest transactions that function primarily as a borrowing) but are not otherwise included in the definition of “Indebtedness” or as a liability on the Consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including Sale and Leaseback Transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Target” has the meaning set forth in the definition of “Permitted Acquisition.”

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Borrowing” means the borrowing on the Closing Date consisting of simultaneous Term Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period.

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“Term Commitment” means, as to each Lender, its obligation to make Term Loans to the Borrower pursuant to Section 2.01 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01(b) under the caption “Term Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.  The Term Commitment of all of the Lenders on the Closing Date shall be $175,000,000.

“Term Facility” means, at any time, (a) on or prior to the Closing Date, the aggregate amount of the Term Commitments at such time and (b) thereafter, the aggregate principal amount of the Term Loans of all Lenders outstanding at such time.

“Term Loan” means an extension of credit by a Lender to the Borrower under Article II.

“Term Loan Priority Collateral” shall have the meaning assigned to such term in the ABL/Term Loan Intercreditor Agreement.

“Term Note” means a promissory note made by the Borrower in favor of a Lender evidencing Term Loans made by such Lender, substantially in the form of Exhibit F.

“Threshold Amount” means $2,500,000.

“Total Credit Exposure” means, as to any Lender at any time, the Outstanding Amount of all Term Loans of such Lender at such time.

“Type” means, with respect to a Term Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

“UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“United States” and “U.S.” mean the United States of America.

“U.S. Loan Party” means any Loan Party that is organized under the laws of one of the states of the United States and that is not a CFC.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(3).

“Voting Stock” means, with respect to any Person, Equity Interests issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the

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election of directors (or persons performing similar functions) of such Person, even though the right to so vote has been suspended by the happening of such contingency.

1.02

Other Interpretive Provisions.

With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including the Loan Documents and any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, modified, extended, restated, replaced or supplemented from time to time (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory rules, regulations, orders and provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified, extended, restated, replaced or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)

In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c)

Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

1.03

Accounting Terms.

(a)

Generally.  All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as

CHL:82267.17

otherwise specifically prescribed herein.  Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.

(b)

Changes in GAAP.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.  Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.

(c)

Pro Forma Treatment.  Each Disposition of all or substantially all of a line of business, and each Acquisition, by the Borrower and its Subsidiaries that is consummated during any Measurement Period shall, for purposes of determining compliance with the financial covenants set forth in Section 7.11 and for purposes of determining the Applicable Rate, be given Pro Forma Effect as of the first day of such Measurement Period.

1.04

Rounding.

Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05

Times of Day.

Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

1.06

UCC Terms.

Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions.  Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect.

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1.07

Eurodollar Rates.

The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurodollar Rate” or with respect to any comparable or successor rate thereto.

ARTICLE II

TERM COMMITMENTS AND TERM LOANS

2.01

Term Loans.

Subject to the terms and conditions set forth herein, each Lender severally agrees to make a single loan in Dollars to the Borrower on the Closing Date in an amount equal to such Lender’s Applicable Percentage of the Term Facility. The Term Borrowing shall consist of Term Loans made simultaneously by the Lenders in accordance with their respective Applicable Percentage of the Term Facility.  Term Borrowings repaid or prepaid may not be reborrowed.  Term Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein; provided, however, the Term Borrowing made on the Closing Date shall be made as Base Rate Loans unless the Borrower delivers a Funding Indemnity Letter not less than three (3) Business Days prior to the Closing Date.

2.02

Term Borrowings, Conversions and Continuations of Term Loans.

(a)

Notice of Term Borrowing.  The Term Borrowing, each conversion of Term Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by: (A) telephone or (B) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice.  Each such Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three (3) Business Days prior to the requested date of the Term Borrowing, the date of any conversion to or any continuation of Eurodollar Rate Loans or the date of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the Closing Date for Base Rate Loans.  The portion of the Term Borrowing consisting of Eurodollar Loans, and each conversion to or each continuation of Eurodollar Rate Loans shall be in a principal amount of  $2,000,000 or a whole multiple of $1,000,000 in excess thereof (or, in connection with any conversion or continuation of a Term Loan, if less, the entire principal thereof then outstanding).  The portion of the Term Borrowing consisting of Base Rate Loans, or each conversion to Base Rate Loans, shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, in connection with any conversion or continuation of a Term Loan, if less, the entire principal thereof then outstanding).  Each Loan Notice and each telephonic notice shall specify (A) the applicable Term Facility and whether the Borrower is requesting the Term Borrowing, a conversion of Term Loans from one Type to the other, or a continuation of Term Loans, as the case may be, under such Term Facility, (B) the requested date of the Term Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (C) the principal amount of Term Loans to be borrowed, converted or continued, (D) the Type of Term Loans to be

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borrowed or to which existing Term Loans are to be converted, and (E) if applicable, the duration of the Interest Period with respect thereto.  If the Borrower fails to specify a Type of Term Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans shall be made as, or converted to, Base Rate Loans.  Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans.  If the Borrower requests a portion of the Term Borrowing consist of Eurodollar Loans, or a conversion to, or a continuation of Eurodollar Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month.

(b)

Advances.  Following receipt of a Loan Notice for a Term Facility, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Applicable Percentage under such Term Facility of the applicable Term Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Appropriate Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(a).  Each Appropriate Lender shall make the amount of its Term Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice.  Upon satisfaction of the applicable conditions set forth in Section 4.01 the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower.

(c)

Eurodollar Rate Loans.  Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan.  During the existence of a Default, no Term Loans may be requested as, converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the outstanding Eurodollar Rate Loans be converted immediately to Base Rate Loans.

(d)

Notice of Interest Rates. The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate.  At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

(e)

Interest Periods. After giving effect to all Term Borrowings, all conversions of Term Loans from one Type to the other, and all continuations of Term Loans as the same Type, there shall not be more than 6 Interest Periods in effect in respect of the Term Facility.

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2.03

[Intentionally Omitted].

2.04

[Intentionally Omitted].

2.05

Prepayments.

(a)

Optional.  The Borrower may, upon irrevocable written notice to the Administrative Agent at any time or from time to time voluntarily prepay Term Loans in whole or in part without premium or penalty subject to Sections 2.05(c) and 3.05; provided that, unless otherwise agreed by the Administrative Agent, (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) three (3) Business Days prior to any date of prepayment of Eurodollar Rate Loans and (2) on the date of prepayment of Base Rate Loans; (B) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof; and (C) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding.  Each such notice shall specify the date and amount of such prepayment and the Type(s) of Term Loans to be prepaid and, if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Term Loans.  The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Term Facility).  If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of principal shall be accompanied by all accrued interest on the amount prepaid and any additional amounts required pursuant to Sections 2.05(c) and 3.05.  Each prepayment of the outstanding Term Loans pursuant to this Section 2.05(a) shall be applied to the principal repayment installments thereof on a pro-rata basis.  Subject to Section 2.15, such prepayments shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Term Facilities.

(b)

Mandatory.

(i)

Excess Cash Flow. Within five (5) Business Days after financial statements have been delivered pursuant to Section 6.01(a) and the related Compliance Certificate has been delivered pursuant to Section 6.02(b), the Borrower shall prepay the Term Loans as hereafter provided in an aggregate amount equal to Excess Cash Flow for the fiscal year covered by such financial statements multiplied by the percentage of Excess Cash Flow set for the below based on the Consolidated Leverage Ratio as of the end of such fiscal year less the amount of any voluntary prepayments made on the Term Loan during such fiscal year.

Consolidated Leverage Ratio	Percentage of Excess Cash Flow
> 3.5 to 1.0	75%
< 3.5 to 1.0 but > 2.0 to 1.0	50%
< 2.0 to 1.0	0%

(ii)

Dispositions and Involuntary Dispositions. The Borrower shall prepay the Term Loans as hereinafter provided in an aggregate amount equal to 100% of the Net Cash Proceeds received by any Loan Party or any Subsidiary from all Dispositions (other than Permitted Transfers) and Involuntary Dispositions (other than, until the ABL Facility is no longer in effect, any Involuntary Dispositions in respect of ABL Priority Collateral) within five (5) Business Days of the date of such Disposition or Involuntary Disposition; provided, however, that so long as no Default shall have occurred and be continuing, such Net Cash Proceeds shall not be required to be so applied (A) until the aggregate amount of the Net Cash Proceeds derived from any such Disposition or Involuntary Disposition in any fiscal year of the Borrower is equal to or greater than $500,000 and (B) at the election of the Borrower (as notified by the Borrower to the Administrative Agent on or prior to the date of such Disposition or Involuntary Disposition) to the extent such Loan Party or such Subsidiary reinvests all or any portion of such Net Cash Proceeds in operating assets (other than current assets) (but specifically excluding current assets as classified by GAAP) within 12 months after the receipt of such Net Cash Proceeds; provided that if such Net Cash Proceeds shall have not been so reinvested shall be immediately applied to prepay the Term Loans.

(iii)

Equity Issuance.  Immediately upon the receipt by any Loan Party or any Subsidiary of the Net Cash Proceeds of any Equity Issuance, the Borrower shall prepay the Term Loans as hereinafter provided in an aggregate amount equal to 50% of such Net Cash Proceeds.

(iv)

Debt Issuance.  Immediately upon the receipt by any Loan Party or any Subsidiary of the Net Cash Proceeds of any Debt Issuance, the Borrower shall prepay the Term Loans as hereinafter provided in an aggregate amount equal to 100% of such Net Cash Proceeds.

(v)

Extraordinary Receipts.  Immediately upon receipt by any Loan Party or any Subsidiary of any Extraordinary Receipt (other than, until the ABL Facility is no longer in effect, any Extraordinary Receipt in respect of ABL Priority Collateral) received by or paid to or for the account of any Loan Party or any of its Subsidiaries, and not otherwise included in clause (ii), (iii) or (iv) of this Section, the Borrower shall prepay the Term Loans as hereinafter provided in an aggregate principal amount equal to 100% of all Net Cash Proceeds received therefrom.

(vi)

Application of Payments.  Each prepayment of Term Loans pursuant to the foregoing provisions of Section 2.05(b)(i)-(v) shall be applied, to the principal repayment installments of the Term Loan on a pro-rata basis for all such principal repayment installments, including, without limitation, the final principal repayment installment on the Maturity Date.  Subject to Section 2.15, such prepayments shall be

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paid to the Lenders in accordance with their respective Applicable Percentages in respect of the relevant Term Facilities.

Within the parameters of the applications set forth above, prepayments pursuant to this Section 2.05(b) shall be applied first to Base Rate Loans  and then to Eurodollar Rate Loans in direct order of Interest Period maturities.  All prepayments under this Section 2.05(b) shall be subject to Section 3.05, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.

(c)

Premium.

(i)

Notwithstanding anything herein to the contrary, all prepayments of the Term Loan that are made in accordance with Section 2.05(a) on or prior to the first anniversary of the Closing Date shall be subject to a prepayment premium equal to the present value, as determined by the Borrower and certified by a Responsible Officer of the Borrower to the Administrative Agent, of all required interest payments due on such Term Loan from the date of prepayment through and including the first anniversary of the Closing Date (excluding accrued interest).

(ii)

In the event that, after the first anniversary of the Closing Date but on or prior to the second anniversary of the Closing Date, the Borrower (x) makes any prepayment of Term Loans in connection with any Repricing Transaction or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each applicable Lender, (I) in the case of clause (x), a prepayment premium of 1.00% of the amount of the Term Loans being repaid and (II) in the case of clause (y), a payment equal to 1.00% of the aggregate amount of Term Loans outstanding immediately prior to the such amendment that are the subject of such Repricing Transaction.

2.06

[Intentionally Omitted].

2.07

Repayment of Term Loans.

(a)

Term Loans.  The Borrower shall repay to the Lenders the aggregate principal amount of all Term Loans outstanding on the following dates in an amount equal to the percentage of the original principal balance of the Term Loan as of the Closing Date set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05), unless accelerated sooner pursuant to Section 8.02;

Payment Dates	Percentage
September 30, 2014	0.25%
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%
December 31, 2017	0.25%
March 31, 2018	0.25%
June 30, 2018	0.25%
September 30, 2018	0.25%
December 31, 2018	0.25%
March 31, 2019	0.25%
June 30, 2019	0.25%
September 30, 2019	0.25%
December 31, 2019	0.25%
March 31, 2020	0.25%
June 30, 2020	0.25%
Maturity Date	Balance

(b)

Installments.  The final principal repayment installment of the Term Loans shall be repaid on the applicable Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all applicable Term Loans outstanding on such date.  If any principal repayment installment to be made by the Borrower (other than principal repayment installments on Eurodollar Rate Loans) shall come due on a day other than a Business Day, such principal repayment installment shall be due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be, and if any principal repayment installment to be made by the Borrower on a Eurodollar Rate Loan shall come due on a day other than a Business Day, such principal repayment installment shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such principal repayment installment into another calendar month, in which event such principal repayment installment shall be due on the immediately preceding Business Day.

2.08

Interest and Default Rate.

(a)

Interest.  Subject to the provisions of Section 2.08(b), (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period from the applicable borrowing date at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate for the applicable Term Facility; and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for the applicable Term Facility.

(b)

Default Rate.

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(i)

If any amount of principal of any Term Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(ii)

If any amount (other than principal of any Term Loan) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iii)

Upon the request of the Required Lenders, while any Event of Default exists (including a payment default), all outstanding Obligations may accrue at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iv)

Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c)

Interest Payments.  Interest on each Term Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein.  Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.09

Fees.

The Borrower shall pay to the Administrative Agent and the Arranger for their own accounts fees in the amounts and at the times specified in the Fee Letter.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.  The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2.10

Computation of Interest and Fees.

All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Eurodollar Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.  All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365 day year).  Interest shall accrue on each Term Loan for the day on which the Term Loan is made, and shall not accrue on a Term Loan, or any portion thereof, for the day on which the Term Loan or such portion is paid, provided that any Term Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day.  Each determination by the Administrative Agent

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of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

2.11

Evidence of Debt; Maintenance of Accounts.

The Term Borrowings made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business.  The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Term Borrowings made by the Lenders to the Borrower and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.  Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Term Note, which shall evidence such Lender’s Term Loans in addition to such accounts or records.  Each Lender may attach schedules to its Term Note and endorse thereon the date, Type (if applicable), amount and maturity of its Term Loans and payments with respect thereto.

2.12

Payments Generally; Administrative Agent’s Clawback.

(a)

General.  All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff.  Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available fund not later than 2:00 p.m. on the date specified herein.  The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Term Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office.  All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.  Subject to Section 2.07 and as otherwise specifically provided for in this Agreement, if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(b)

(i)

Funding by Lenders; Presumption by Administrative Agent.  Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of the Term Borrowing (if consisting of Eurodollar Rate Loans) (or, in the case of the Term Borrowing consisting of Base Rate Loans, prior to 12:00 noon on the date of the Term Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of the Term Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Term Borrowing, if of Base Rate Loans, that such Lender has made such share available in accordance with and at

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the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Term Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans.  If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period.  If such Lender pays its share of the applicable Term Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Term Loan included in the Term Borrowing.  Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii)

Payments by Borrower; Presumptions by Administrative Agent.  Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders the amount due.  In such event, if the Borrower has not in fact made such payment, then each of the Appropriate Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c)

Failure to Satisfy Conditions Precedent.  If any Lender makes available to the Administrative Agent funds for any Term Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Term Borrowing set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d)

Obligations of Lenders Several.  The obligations of the Lenders hereunder to make Term Loans and to make payments pursuant to Section 11.04(c) are several and not joint.

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The failure of any Lender to make any Term Loan or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Term Loan or to make its payment under Section 11.04(c).

(e)

Funding Source.  Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Term Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Term Loan in any particular place or manner.

(f)

Pro Rata Treatment.  Except to the extent otherwise provided herein:  (i) the Term Borrowing shall be made from the Appropriate Lenders, each payment of fees under Section 2.09 shall be made for account of the Appropriate Lenders, and each termination or reduction of the amount of the Term Commitments shall be applied to the respective Term Commitments of the Lenders, pro rata according to the amounts of their respective Term Commitments; (ii) the Term Borrowing shall be allocated pro rata among the Lenders according to their respective Term Loans that are to be included in the Term Borrowing (in the case of conversions and continuations of Term Loans); (iii) each payment or prepayment of principal of Term Loans by the Borrower shall be made for account of the Appropriate Lenders pro rata in accordance with the respective unpaid principal amounts of the Term Loans held by them; and (iv) each payment of interest on Term Loans by the Borrower shall be made for account of the Appropriate Lenders pro rata in accordance with the amounts of interest on such Term Loans then due and payable to the respective Appropriate Lenders.

2.13

Sharing of Payments by Lenders.

If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of any of the Term Facilities due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Term Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Term Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations in respect of any of the Term Facilities owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Term Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Term Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time, then, in each case under clauses (a) and (b) above, the Lender receiving such greater proportion shall (A) notify the Administrative Agent of such fact, and (B) purchase (for cash at face value) participations in the Term Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations in respect of the Term

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Facilities then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that:

(1)

if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(2)

the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Term Loans to any assignee or participant, other than an assignment to any Loan Party or any Affiliate thereof (as to which the provisions of this Section shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

2.14

[Intentionally Omitted].

2.15

Defaulting Lenders.

(a)

Adjustments.  Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i)

Waivers and Amendments.  Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 11.01.

(ii)

Defaulting Lender Waterfall.  Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows:  first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Term Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future

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funding obligations with respect to Term Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise as may be required under the Loan Documents in connection with any Lien conferred thereunder or directed by a court of competent jurisdiction; provided that if such payment is a payment of the principal amount of any Term Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, such payment shall be applied solely to pay the Term Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Term Loans of such Defaulting Lender until such time as all Term Loans are held by the Lenders pro rata in accordance with the Term Commitments hereunder.  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(b)

Defaulting Lender Cure.  If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Term Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Term Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

ARTICLE III

TAXES, YIELD PROTECTION AND ILLEGALITY

3.01

Taxes.

(a)

Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

(i)

Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws.  If any applicable Laws (as determined in the good faith discretion of the Administrative Agent) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Loan

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Party, then the Administrative Agent or such Loan Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

(ii)

If any Loan Party or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States federal backup withholding and withholding taxes, from any payment, then (A) the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(iii)

If any Loan Party or the Administrative Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payment, then (A) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b)

Payment of Other Taxes by the Loan Parties.  Without limiting the provisions of subsection (a) above, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)

Tax Indemnifications.

(i)

Each of the Loan Parties shall, and does hereby, jointly and severally indemnify each Recipient, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A

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certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender shall be conclusive absent manifest error.  Each of the Loan Parties shall also, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below.

(ii)

Each Lender shall, and does hereby, severally indemnify and shall make payment in respect thereof within ten (10) days after demand therefor, (A) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (B) the Administrative Agent and the Loan Parties, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (C) the Administrative Agent and the Loan Parties, as applicable, against any Excluded Taxes attributable to such Lender that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii).

(d)

Evidence of Payments.  Upon request by the Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by any Loan Party or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.

(e)

Status of Lenders; Tax Documentation.

(i)

Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable

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Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)

Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,

(A)

any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)

any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)

in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)

executed originals of IRS Form W-8ECI;

(3)

in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a

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“U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or

(4)

to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner;

(C)

any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)

if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii)

Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

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(f)

Treatment of Certain Refunds.  Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender.  If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to such Loan Party pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person.

(g)

Survival.  Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Term Commitments and the repayment, satisfaction or discharge of all other Obligations.

3.02

Illegality and Designated Lenders.

If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make, maintain or fund any portion of the Term Borrowing whose interest is determined by reference to the Eurodollar Rate, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (a) any obligation of such Lender to make or continue Eurodollar Rate to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans  the interest rate on which is determined by reference to the Eurodollar Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable,

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convert all Eurodollar Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar Rate.  Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

3.03

Inability to Determine Rates.

(a)

If in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof, (i)  the Administrative Agent determines that (A)  Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan or (B) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan (in each case with respect to clause (i), “Impacted Term Loans”), or (ii) the Administrative Agent or the Required Lenders determine that for any reason the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Term Loan, the Administrative Agent will promptly so notify the Borrower and each Lender.  Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice.  Upon receipt of such notice, the Borrower may revoke any pending request for a Term Borrowing, a conversion to or a continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Term Borrowing of Base Rate Loans in the amount specified therein.

(b)

Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (a)(i) of this Section, the Administrative Agent in consultation with the Borrower and the Required Lenders, may establish an alternative interest rate for the Impacted Term Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Term Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Term Loans under clause (a)(i) of this Section, (2) the Administrative Agent or the Required Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Term Loans, or (3) any Lender determines that any Law has made it unlawful, or

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that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Term Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof.

3.04

Increased Costs; Reserves on Eurodollar Rate Loans.

(a)

Increased Costs Generally.  If any Change in Law shall:

(i)

impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(d));

(ii)

subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)

impose on any Lender or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Term Loan the interest on which is determined by reference to the Eurodollar Rate (or of maintaining its obligation to make any such Term Loan), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b)

Capital Requirements.  If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Term Commitments of such Lender or the Term Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

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(c)

Certificates for Reimbursement.  A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error.  The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d)

Reserves on Eurodollar Rate Loans.  The Borrower shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Term Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Term Commitments or the funding of the Term Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Term Commitment or Term Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which in each case shall be due and payable on each date on which interest is payable on such Term Loan, provided the Borrower shall have received at least ten (10) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender.  If a Lender fails to give notice ten (10) days prior to the relevant Interest Payment Date, such additional interest shall be due and payable ten (10) days from receipt of such notice.

(e)

Delay in Requests.  Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof).

3.05

Compensation for Losses.

Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a)

any continuation, conversion, payment or prepayment of any Term Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Term Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

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(b)

any failure by the Borrower (for a reason other than the failure of such Lender to make a Term Loan) to prepay, borrow, continue or convert any Term Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or

(c)

any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 11.13;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Term Loan or from fees payable to terminate the deposits from which such funds were obtained.  The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Rate for such Term Loan by a matching deposit or other Term Borrowing in the London interbank market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

3.06

Mitigation Obligations; Replacement of Lenders.

(a)

Designation of a Different Lending Office.  If any Lender requests compensation under Section 3.04, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower, such Lender shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Term Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)

Replacement of Lenders.  If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Borrower may replace such Lender in accordance with Section 11.13.

3.07

Survival.

All of the Borrower’s obligations under this Article III shall survive repayment of all Obligations hereunder, resignation of the Administrative Agent and the Facility Termination Date.

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ARTICLE IV

CONDITIONS PRECEDENT TO THE TERM BORROWINGS

4.01

Conditions of Term Borrowing.

The obligation of each Lender to make its Term Borrowing hereunder is subject to satisfaction of the following conditions precedent:

(a)

Execution of Credit Agreement; Loan Documents.  The Administrative Agent shall have received (i) counterparts of this Agreement, executed by a Responsible Officer of each Loan Party and a duly authorized officer of each Lender, (ii) for the account of each Lender requesting a Term Note, a Term Note executed by a Responsible Officer of the Borrower, (iii) counterparts of the Security Agreement and each other Collateral Document (other than each Mortgage and any related Mortgaged Property Support Document, which shall be received within the time specified in Section 6.20), executed by a Responsible Officer of the applicable Loan Parties and a duly authorized officer of each other Person party thereto, as applicable and (iv) counterparts of the Intercreditor Agreements and any other Loan Document, executed by a Responsible Officer of the applicable Loan Party and a duly authorized officer of each other Person party thereto.

(b)

Officer’s Certificate.  The Administrative Agent shall have received a certificate, in form and substance satisfactory to the Administrative Agent, dated the Closing Date, certifying as to the Organization Documents of each Loan Party (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of each Loan Party, the good standing, existence or its equivalent of each Loan Party and of the incumbency (including specimen signatures) of the Responsible Officers of each Loan Party.

(c)

Legal Opinions of Counsel.  The Administrative Agent shall have received an opinion or opinions (including, if requested by the Administrative Agent, local counsel opinions) of counsel for the Loan Parties, dated the Closing Date and addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent.

(d)

Financial Statements.  The Administrative Agent and the Lenders shall have received (i) copies of the financial statements referred to in Section 5.05 and (ii) forecasts prepared by management of the Borrower, of consolidated balance sheets and statements of income or operations and cash flows of the Borrower and its Subsidiaries on a quarterly basis for the first year following the Closing Date and on an annual basis for each year thereafter during the term of this Agreement, in the case of each of (i) – (iii), in form and substance satisfactory to the Administrative Agent and the Lenders.

(e)

Personal Property Collateral.  The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent:

(i)

(A) searches of UCC filings in the jurisdiction of incorporation or formation, as applicable, of each Loan Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative

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Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens and (B) tax lien, judgment and bankruptcy searches;

(ii)

searches of ownership of Intellectual Property in the appropriate governmental offices and such patent/trademark/copyright filings as requested by the Administrative Agent in order to perfect the Administrative Agent’s security interest in the Intellectual Property;

(iii)

completed UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the Collateral;

(iv)

stock or membership certificates, if any, evidencing the Pledged Equity and undated stock or transfer powers duly executed in blank; in each case to the extent such Pledged Equity is certificated;

(v)

to the extent required to be delivered, filed, registered or recorded pursuant to the terms  and conditions of the Collateral Documents, all instruments, documents and chattel paper in the possession of any of the Loan Parties, together with allonges or assignments as may be necessary or appropriate to create and perfect the Administrative Agent’s and the Lenders’ security interest in the Collateral; and

(vi)

such documentation as may be required by the Administrative Agent to comply with the Federal Assignment of Claims Act; and the Loan Parties shall take such actions as may be required by the Administrative Agent to file such documentation with the appropriate Governmental Authorities.

(f)

Real Property Collateral.

(i)

The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, (I) flood hazard certificates and evidence of flood insurance, both as required by The National Flood Insurance Reform Act of 1994, as amended, and as required by the Administrative Agent, and (II) the information required to be delivered pursuant to Schedule 5.21(g)(i).

(ii)

Completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by each Loan Party relating thereto.

(g)

Liability, Casualty, Property, Terrorism and Business Interruption Insurance.  The Administrative Agent shall have received copies of insurance policies, declaration pages, certificates, and endorsements of insurance or insurance binders evidencing liability, casualty, property, terrorism and business interruption insurance meeting the requirements set forth herein or in the Collateral Documents or as required by the Administrative Agent, including, without limitation, (i) standard flood hazard determination forms and (ii) if any property is located in a special flood hazard area (A) notices to (and confirmations of receipt by) such Loan Party as to

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the existence of a special flood hazard and, if applicable, the unavailability of flood hazard insurance under the National Flood Insurance Program and (B) evidence of applicable flood insurance, if available, in each case in such form, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 or as otherwise required by the Administrative Agent.  The Loan Parties shall have delivered to the Administrative Agent an Authorization to Share Insurance Information.

(h)

Financial Condition Certificate.  The Administrative Agent shall have received a certificate executed by a Responsible Officer of the Borrower as of the Closing Date, certifying that, after giving effect to the Term Loan and the other transactions contemplated hereunder, (i) each Loan Party is Solvent; (ii) no Default or Event of Default exists; (iii) each of the representations and warranties set forth in Article V is true and correct; and (iv) each Loan Party has complied with all agreements and conditions to be satisfied by it under each Loan Document.

(i)

Material Contracts.  The Administrative Agent shall have received true and complete copies, certified by an officer of the Borrower as true and complete, of all Material Contracts, together with all exhibits and schedules.

(j)

Loan Notice.  The Administrative Agent shall have received a Loan Notice with respect to the Term Loans to be made on the Closing Date.

(k)

Existing Indebtedness of the Loan Parties.  All of the existing Indebtedness for borrowed money of the Borrower and its Subsidiaries (other than Indebtedness permitted to exist pursuant to Section 7.02) shall be repaid in full and all security interests related thereto shall be terminated on or prior to the Closing Date.

(l)

Consents.  The Administrative Agent shall have received evidence that all members, boards of directors, governmental, shareholder and material third party consents and approvals necessary in connection with the entering into of this Agreement have been obtained.

(m)

No Suits.  No action, suit, investigation or proceeding shall be pending or, to the best knowledge of the Loan Parties, threatened in writing in any court or before any arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect.

(n)

Fees and Expenses.  The Administrative Agent and the Lenders shall have received all fees and expenses, if any, owing pursuant to the Fee Letter and Section 2.09. Unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

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(o)

Due Diligence.  The Lenders shall have completed a due diligence investigation of the Borrower and its Subsidiaries in scope, and with results, satisfactory to the Lenders.

(p)

No Material Adverse Effect. Since December 31, 2013, no event shall have occurred or condition arisen, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(q)

Representations and Warranties. The representations and warranties of the Borrower and each other Loan Party contained in Article II, Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct on and as of the Closing Date and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the Closing Date.

(r)

Default. No Default shall exist, or would result from such proposed Term Borrowing or from the application of the proceeds thereof.

(s)

ABL Loan Documents.  The Administrative Agent shall have received copies of each ABL Loan Document, together with a certificate of the chief financial officer of Borrower certifying each such document as being a true, correct, and complete copy thereof.

(t)

Minimum ABL Availability.  Availability under the ABL Facility shall be not less than $40,000,000 and the Administrative Agent shall have received satisfactory evidence thereof.

(u)

Satisfactory Settlement.  The Administrative Agent shall have received evidence of the Satisfactory Settlement.

(v)

Additional Information.  Such additional information and materials which the Administrative Agent and/or any Lender shall reasonably request or require.

Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants to the Administrative Agent and the Lenders, as of the date made or deemed made, that:

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5.01

Existence, Qualification and Power.

Each Loan Party and each of its Subsidiaries (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

5.02

Authorization; No Contravention.

The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

5.03

Governmental Authorization; Other Consents.

No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including having the priority set forth in the ABL/Term Loan Intercreditor Agreement) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, other than (i) authorizations, approvals, actions, notices and filings which have been duly obtained and (ii) filings to perfect the Liens created by the Collateral Documents.

5.04

Binding Effect.

This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto.  This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency,

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reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principals of equity.

5.05

Financial Statements; No Material Adverse Effect.

(a)

Audited Financial Statements.  The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations, cash flows and changes in shareholder’s equity for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

(b)

Quarterly Financial Statements.  The unaudited Consolidated balance sheet of the Borrower and its Subsidiaries dated  March 31, 2014, and the related Consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations, cash flows and changes in shareholders’ equity for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.

(c)

Material Adverse Effect.  Since the date of the balance sheet included in the Audited Financial Statements (and, in addition, after delivery of the most recent annual audited financial statements in accordance with the terms hereof, since the date of such annual audited financial statements), there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(d)

Pro Forma Financials.  The Consolidated pro forma balance sheet of the Borrower and its Subsidiaries as at March 31, 2014, and the related Consolidated pro forma statements of income and cash flows of the Borrower and its Subsidiaries for the three months then ended, certified by the chief financial officer or treasurer of the Borrower, copies of which have been furnished to each Lender, fairly present the Consolidated pro forma financial condition of the Borrower and its Subsidiaries as at such date and the Consolidated pro forma results of operations of the Borrower and its Subsidiaries for the period ended on such date, all in accordance with GAAP.

(e)

Forecasted Financials.  The Consolidated forecasted balance sheet, statements of income and cash flows of the Borrower and its Subsidiaries delivered pursuant to Section 4.01 or Section 6.01 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower’s best estimate of its future financial condition and performance.

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5.06

Litigation.

There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any Loan Party or any Subsidiary or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document or any of the transactions contemplated hereby, or (b) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.07

No Default.

Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to, or a party to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

5.08

Ownership of Property.

Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.09

Environmental Compliance.

(a)

The Loan Parties and their respective Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Loan Parties have reasonably concluded that such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)

None of the properties currently owned or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; there are no and never have been any underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries or, to the best of the knowledge of the Loan Parties, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries; there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries; and Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries, except, in each case, as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(c)

Neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law that could reasonably be expected to result in material liability to any Loan Party or any of its Subsidiaries; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in material liability to any Loan Party or any of its Subsidiaries.

5.10

Insurance.

The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Loan Party or the applicable Subsidiary operates.  The general liability, casualty, property, terrorism and business interruption insurance coverage of the Loan Parties as in effect on the Closing Date, and as of the last date such Schedule was required to be updated in accordance with Section 6.02, is outlined as to carrier, policy number, expiration date, type, amount and deductibles on Schedule 5.10 and such insurance coverage complies with the requirements set forth in this Agreement and the other Loan Documents.

5.11

Taxes.

Each Loan Party and its Subsidiaries have filed all federal, state and other material tax returns and reports required to be filed, and have paid all federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP.  There is no proposed tax assessment against any Loan Party or any Subsidiary that would, if made, have a Material Adverse Effect, nor is there any tax sharing agreement applicable to the Borrower or any Subsidiary. The filing and recording of any and all documents required to perfect the security interests granted to the Administrative Agent (for the ratable benefit of the Secured Parties) will not result in any documentary, stamp or other taxes.

5.12

ERISA Compliance.

(a)

Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable laws.  Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter or is subject to a favorable opinion letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an

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application for such a letter is currently being processed by the IRS.  To the best knowledge of the Loan Parties, nothing has occurred that would prevent or cause the loss of such tax-qualified status.

(b)

There are no pending or, to the best knowledge of the Loan Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect.  There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c)

(i) Other than the Borrower’s cessation of operations at its Brokaw, Wisconsin facility on February 10, 2012, no ERISA Event has occurred, and no Loan Party nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan or Multiemployer Plan; (ii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and no Loan Party nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iii) no Loan Party nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums or with respect to the Pensions Matter, and there are no premium payments which have become due that are unpaid; (iv) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; (v) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and, no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan (other than with respect to the Pensions Matter); and (vi) no PBGC Enforcement Action has taken place.

(d)

Neither the Borrower nor any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than (i) on the Closing Date, those listed on Schedule 5.12 hereto and (ii) thereafter, Pension Plans not otherwise prohibited by this Agreement.

5.13

Margin Regulations; Investment Company Act.

(a)

Margin Regulations.  The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.  Following the application of the proceeds of the Term Borrowing, not more than twenty-five percent (25%) of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 7.01 or Section 7.05 or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be margin stock.

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(b)

Investment Company Act.  None of the Borrower, any Person Controlling the Borrower, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

5.14

Disclosure.

The Borrower has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries or any other Loan Party is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.  No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, each Loan Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

5.15

Compliance with Laws.

Each Loan Party and each Subsidiary thereof is in compliance with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

5.16

Solvency.

Each Loan Party is, individually and together with its Subsidiaries on a Consolidated basis, Solvent.

5.17

Casualty, Etc.

Neither the businesses nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.18

Sanctions Concerns and Anti-Corruption Laws.

(a)

Sanctions Concerns .  No Loan Party, nor any Subsidiary, nor, to the best knowledge of the Loan Parties, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity  that is, or is owned or controlled by any individual or entity

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that is (i) currently the subject or target of any Sanctions or (ii)  located, organized or resident in a Designated Jurisdiction.

(b)

Anti-Corruption Laws.  The Loan Parties and their Subsidiaries have conducted their business in compliance with applicable anti-corruption laws and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

5.19

Responsible Officers.

Set forth on Schedule 1.01(c) are Responsible Officers, holding the offices indicated next to their respective names, as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 6.02 and such Responsible Officers are the duly elected and qualified officers of such Loan Party and are duly authorized to execute and deliver, on behalf of the respective Loan Party, this Agreement, the Term Notes and the other Loan Documents.

5.20

Subsidiaries; Equity Interests; Loan Parties.

(a)

Subsidiaries, Joint Ventures, Partnerships and Equity Investments.  Set forth on Schedule 5.20(a), is the following information which is true and complete in all respects as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 6.02:  (i) a complete and accurate list of all Subsidiaries, joint ventures and partnerships and other equity investments of the Loan Parties as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 6.02, (ii) the number of shares of each class of Equity Interests in each Subsidiary outstanding, (iii) the number and percentage of outstanding shares of each class of Equity Interests owned by the Loan Parties and their Subsidiaries and (iv) the class or nature of such Equity Interests (i.e. voting, non-voting, preferred, etc.).  The outstanding Equity Interests in all Subsidiaries are validly issued, fully paid and non-assessable and are owned free and clear of all Liens.  There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to the Equity Interests of any Loan Party or any Subsidiary thereof, except as contemplated in connection with the Loan Documents.

(b)

Loan Parties.  Set forth on Schedule 5.20(b) is a complete and accurate list of all Loan Parties, showing as of the Closing Date, or as of the last date such Schedule was required to be updated in accordance with Section 6.02, (as to each Loan Party) (i) the exact legal name, (ii) any former legal names of such Loan Party in the four (4) months prior to the Closing Date, (iii) the jurisdiction of its incorporation or organization, as applicable, (iv) the type of organization, (v) the jurisdictions in which such Loan Party is qualified to do business, (vi) the address of its chief executive office, (vii) the address of its principal place of business, (viii) its U.S. federal taxpayer identification number or, in the case of any non-U.S. Loan Party that does not have a U.S. taxpayer identification number, its unique identification number issued to it by the jurisdiction of its incorporation or organization, (ix) the organization identification number, (x) ownership information (e.g. publicly held or if private or partnership, the owners and partners of each of the Loan Parties) and (xi) the industry or nature of business of such Loan Party.

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5.21

Collateral Representations.

(a)

Collateral Documents.  The provisions of the Collateral Documents are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable Lien (subject to Permitted Liens) on all right, title and interest of the respective Loan Parties in the Collateral described therein, in each case having the priority set forth in the ABL/Term Loan Intercreditor Agreement and prior and superior in right to any other person (except with respect to Liens expressly permitted under Section 7.01).  Except for filings completed prior to the Closing Date and as contemplated hereby and by the Collateral Documents, no filing or other action will be necessary to perfect or protect such Liens.

(b)

Intellectual Property.  Set forth on Schedule 5.21(b), as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 6.02, is a list of all registered or issued Intellectual Property (including all applications for registration and issuance) owned by each of the Loan Parties or that each of the Loan Parties has the right to (including the name/title, current owner, registration or application number, and registration or application date and such other information as reasonably requested by the Administrative Agent.

(c)

Documents, Instruments, and Tangible Chattel Paper.  Set forth on Schedule 5.21(c), as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 6.02, is a description of all Documents, Instruments, and Tangible Chattel Paper of the Loan Parties (including the Loan Party owning such Document, Instrument and Tangible Chattel Paper and such other information as reasonably requested by the Administrative Agent).

(d)

Deposit Accounts, Electronic Chattel Paper, Letter-of-Credit Rights, and Securities Accounts.

(i)

Set forth on Schedule 5.21(d)(i), as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 6.02, is a description of all Deposit Accounts and Securities Accounts of the Loan Parties, including the name of (A) the applicable Loan Party, (B) in the case of a Deposit Account, the depository institution and average amount held in such Deposit Account and whether such account is a zero balance account, a benefits account or a payroll account, and (C) in the case of a Securities Account, the Securities Intermediary or issuer and the average aggregate market value held in such Securities Account, as applicable.

(ii)

Set forth on Schedule 5.21(d)(ii), as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 6.02, is a description of all Electronic Chattel Paper (as defined in the UCC) and Letter-of-Credit Rights (as defined in the UCC) of the Loan Parties, including the name of (A) the applicable Loan Party, (B) in the case of Electronic Chattel Paper (as defined in the UCC), the account debtor and (C) in the case of Letter-of-Credit Rights (as defined in the UCC), the issuer or nominated person, as applicable.

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(e)

Commercial Tort Claims.  Set forth on Schedule 5.21(e), as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 6.02, is a description of all Commercial Tort Claims of the Loan Parties (detailing such Commercial Tort Claim in such detail as reasonably requested by the Administrative Agent).

(f)

Pledged Equity Interests.  Set forth on Schedule 5.21(f), as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 6.02, is a list of (i) all Pledged Equity and (ii) all other Equity Interests required to be pledged to the Administrative Agent pursuant to the Collateral Documents (in each case, detailing the Grantor (as defined in the Security Agreement), the Person whose Equity Interests are pledged, the number of shares of each class of Equity Interests, the certificate number and percentage ownership of outstanding shares of each class of Equity Interests and the class or nature of such Equity Interests (i.e. voting, non-voting, preferred, etc.).

(g)

Properties.  Set forth on Schedule 5.21(g)(i), as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 6.02, is a list of all Mortgaged Properties (including (i) the name of the Loan Party owning (or leasing) such Mortgaged Property, (ii) the number of buildings located on such Mortgaged Property, (iii) the property address, (iv) the city, county, state and zip code which such Mortgaged Property is located and (v) an indication if such location is leased or owned, and if leased, the name of the owner).  Set forth on Schedule 5.21(g)(ii), as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 6.02, is a list of (A) each headquarter location of the Loan Parties, (B) each other location where any significant administrative or governmental functions are performed, (C) each other location where the Loan Parties maintain any books or records (electronic or otherwise) and (D) each location where any personal property Collateral is located at any premises owned or leased by a Loan Party (in each case, including (1) an indication if such location is leased or owned, (2), if leased, the name of the lessor, and if owned, the name of the Loan Party owning such property, (3) the address of such property (including, the city, county, state and zip code) and (4) to the extent owned, the approximate fair market value of such property).

(h)

Material Contracts.  Set forth on Schedule 5.21(h), as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Section 6.02, is a complete and accurate list of all Material Contracts of the Borrower and its Subsidiaries.

5.22

Regulation H.

No Mortgaged Property is a Flood Hazard Property unless the Administrative Agent shall have received the following:  (a) the applicable Loan Party’s written acknowledgment of receipt of written notification from the Administrative Agent (i) as to the fact that such Mortgaged Property is a Flood Hazard Property, (ii) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (iii) such other flood hazard determination forms, notices and confirmations thereof as requested by the Administrative Agent and (b) copies of insurance policies or certificates of insurance of the applicable Loan Party evidencing flood insurance reasonably satisfactory to the Administrative Agent and naming the Administrative Agent as loss payee on behalf of the Lenders.  All flood

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hazard insurance policies required hereunder have been obtained and remain in full force and effect, and the premiums thereon have been paid in full.

5.23

Intellectual Property; Licenses, Etc.

Each Loan Party and each of its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person.  To the best knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party or any of its Subsidiaries infringes upon any rights held by any other Person.  No claim or litigation regarding any of the foregoing is pending or, to the best knowledge of the Borrower, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.24

Labor Matters.

There are no Multiemployer Plans, and, except as set forth on Schedule 5.24, there are no collective bargaining agreements, covering the employees of the Borrower or any of its Subsidiaries as of the Closing Date.  Neither the Borrower nor any Subsidiary has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five (5) years preceding the Closing Date.

5.25

Senior Indebtedness.

The Obligations (including, without limitation, the Guarantee of each Guarantor under the Loan Documents) constitute senior secured Indebtedness of each of the Loan Parties (subject to the lien priorities set forth in the Intercreditor Agreements).

ARTICLE VI

AFFIRMATIVE COVENANTS

Each of the Loan Parties hereby covenants and agrees that on the Closing Date and thereafter until the Facility Termination Date, such Loan Party shall, and shall cause each of its Subsidiaries to:

6.01

Financial Statements.

Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders, each of the following and take the following actions:

(a)

Audited Financial Statements.  As soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Borrower (or, if earlier, fifteen (15) days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC), a Consolidated balance sheet of the Borrower and its Subsidiaries as at the end of

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such fiscal year, and the related Consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such Consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.

(b)

Quarterly Financial Statements.  As soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower (or, if earlier, five (5) days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)), a Consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related Consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP and including management discussion and analysis of operating results inclusive of operating metrics in comparative form, such Consolidated statements to be certified by the chief executive officer, chief financial officer, treasurer or controller who is a Responsible Officer of the Borrower as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries, subject only to normal year-end audit adjustments and the absence of footnotes.

(c)

Monthly Financial Statements.  As soon as available, but in any event within thirty (30) days after the end of each of the first eleven (11) months of each fiscal year of the Borrower (commencing with the fiscal month ended July 31, 2014), a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such month, and the related Consolidated statements of income or operations, shareholders’ equity and cash flows for such month and for the portion of the Borrower’s fiscal year then ended setting forth in each case in comparative form for the corresponding month of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and duly certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower who is a Responsible Officer as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries, subject only to normal year-end audit adjustments and the absence of footnotes.

(d)

Business Plan and Budget.  As soon as available, but in any event within forty-five (45) days after the end of each fiscal year of the Borrower, an annual business plan and budget of the Borrower and its Subsidiaries on a Consolidated basis, including forecasts prepared by management of the Borrower, in form satisfactory to the Administrative Agent and the Required Lenders, of Consolidated balance sheets and statements of income or operations and cash flows of the Borrower and its Subsidiaries on a monthly basis for the immediately following fiscal year.

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(e)

Quarterly Lender Calls.  Quarterly, at a time mutually agreed with the Administrative Agent that is promptly after the delivery of the information required pursuant to clause (a) above and the information delivered pursuant to clause (b) above for each fiscal quarter, participate in a conference call for the Lenders to discuss the financial condition and results of operations of the Borrower and its Subsidiaries for the most recently-ended period for which financial statements have been delivered.

As to any information contained in materials furnished pursuant to Section 6.02(g), the Borrower shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein.

6.02

Certificates; Other Information.

Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

(a)

Accountants’ Certificate.  Concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public accountants certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default or, if any such Default shall exist, stating the nature and status of such event.

(b)

Compliance Certificate.  Concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller which is a Responsible Officer of the Borrower.  Unless the Administrative Agent or a Lender requests executed originals, delivery of the Compliance Certificate may be by electronic communication including fax or email and shall be deemed to be an original and authentic counterpart thereof for all purposes.

(c)

Updated Schedules.  Concurrently with the delivery of the Compliance Certificate referred to in Section 6.02(b), the following updated Schedules to this Agreement (which may be attached to the Compliance Certificate) to the extent required to make the representation related to such Schedule true and correct as of the date of such Compliance Certificate:  Schedules 5.20(a), 5.20(b), 5.21(b), 5.21(c), 5.21(d)(i), 5.21(d)(ii), 5.21(e), 5.21(f), 5.21(g)(i), 5.21(g)(ii) and 5.21(h).

(d)

Calculations.  Concurrently with the delivery of the Compliance Certificate referred to in Section 6.02(b) required to be delivered with the financial statements referred to in Section 6.01(a), a certificate (which may be included in such Compliance Certificate) including (i) a calculation of Excess Cash Flow for such fiscal year, (ii) the amount of all Restricted Payments, Investments (including Permitted Acquisitions), Dispositions, Capital Expenditures, Debt Issuances and Equity Issuance that were made during the prior fiscal year and (iii) amounts received in connection with any Extraordinary Receipt during the prior fiscal year.

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(e)

Changes in Entity Structure.  Within ten (10) days prior to any merger, consolidation, dissolution or other change in entity structure of any Loan Party or any of its Subsidiaries permitted pursuant to the terms hereof, provide notice of such change in entity structure to the Administrative Agent, along with such other information as reasonably requested by the Administrative Agent.  Provide notice to the Administrative Agent, not less than ten (10) days prior (or such lesser period of time as agreed to by the Administrative Agent) of any change in any Loan Party’s legal name, state of organization, or organizational existence.

(f)

Audit Reports; Management Letters; Recommendations.  Promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by independent accountants in connection with the accounts or books of any Loan Party or any of its Subsidiaries, or any audit of any of them.

(g)

Annual Reports; Etc.  Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;.

(h)

Debt Securities Statements and Reports.  Promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement (including, without limitation, the ABL Loan Documents) and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section.

(i)

SEC Notices.  Promptly, and in any event within five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof.

(j)

Notices.  Not later than five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of all notices, requests and other documents (including amendments, waivers and other modifications) so received under or pursuant to any instrument, indenture, loan or credit or similar agreement (including, without limitation, the ABL Loan Documents) and, from time to time upon request by the Administrative Agent, such information and reports regarding such instruments, indentures and loan and credit and similar agreements as the Administrative Agent may reasonably request.

(k)

Environmental Notice.  Promptly after the assertion or occurrence thereof, notice of any action or proceeding against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that could (i) reasonably be expected to have a Material Adverse Effect or (ii) cause any property described in the Mortgages

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to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

(l)

Collateral Information.  As soon as available, but in any event within 45 days after the end of each fiscal year of the Borrower, a report supplementing Schedules 5.20, 5.21(g)(i) and 5.21(g)(ii) containing a description of all changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete, each such report to be signed by a Responsible Officer of the Borrower and to be in a form reasonably satisfactory to the Administrative Agent.

(m)

ERISA Information.  As soon as available, but in any event within 30 days after the establishment thereof, a report setting forth each new Pension Plan or Multiemployer Plan for which the Borrower, any Subsidiary or any ERISA Affiliate could have liability as may be necessary for such Schedule to be accurate and complete, each such report to be signed by a Responsible Officer of the Borrower and to be in a form reasonably satisfactory to the Administrative Agent.

(n)

Pensions Matter.  Within five Business Day of the Borrower’s receipt or delivery thereof, copies of any material letter or other material written correspondence from or to the PBGC or any other Federal or State agency relating to (i) the Pensions Matter or any matter relating thereto (including the Settlement Agreement) or (ii) any other matters (including, without limitation, under Section 4062(e) of ERISA); and

(o)

Additional Information.  Promptly, such additional information regarding the business, financial, legal or corporate affairs of any Loan Party or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(g) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (a) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 1.01(a); or (b) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that:  (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify the Administrative Agent and each Lender (by fax transmission or e-mail transmission) of the posting of any such documents and provide to the Administrative Agent by e-mail electronic versions (i.e., soft copies) of such documents.  The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

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The Borrower hereby acknowledges that (A) the Administrative Agent and/or an Affiliate thereof may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Debt Domain, IntraLinks, Syndtrak, ClearPar or another similar electronic system (the “Platform”) and (B) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities.  The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (1) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (2) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, any Affiliate thereof, the Arranger and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (3) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (4) the Administrative Agent and any Affiliate thereof and the Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”

6.03

Notices.

Promptly, but in any event within two (2) Business Days, notify the Administrative Agent and each Lender:

(a)

of the occurrence of any Default;

(b)

of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws;

(c)

any pending or threatened labor dispute, strike or walkout, or the expiration of any material labor contract;

(d)

any default under or termination of a Material Contract;

(e)

the existence of any Default or Event of Default or any “Default” or “Event of Default” under and as defined in any ABL Loan Document;

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(f)

any judgment in an amount exceeding $2,500,000;

(g)

the assertion of any Intellectual Property Claim, if an adverse resolution could have a Material Adverse Effect;

(h)

any violation or asserted violation of any applicable Law (including ERISA, OSHA, FLSA, or any Environmental Laws), if an adverse resolution could have a Material Adverse Effect;

(i)

any Environmental Release by a Loan Party or on any Property owned, leased or occupied by a Loan Party; or receipt of any Environmental Notice;

(j)

the occurrence of any ERISA Event or any PBGC Enforcement Action;

(k)

the discharge of or any withdrawal or resignation by the Borrower’s independent accountants;

(l)

any opening of a new office or place of business (other than the opening of a  sales office in the ordinary course of business), at least 30 days prior to such opening;

(m)

of any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof; and

(n)

of any (i) occurrence of any Disposition of property or assets for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(ii), (ii) Equity Issuance for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(iii), (iii) Debt issuance for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(iv), and (iv) receipt of any Extraordinary Receipt for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(v).

Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and to the extent applicable, stating what action the Borrower has taken and proposes to take with respect thereto.  Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

6.04

Payment of Obligations.

Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

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6.05

Preservation of Existence, Etc.

(a)

Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05;

(b)

take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and

(c)

preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

6.06

Maintenance of Properties.

(a)

Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted;

(b)

make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and

(c)

use the standard of care typical in the industry in the operation and maintenance of its facilities.

6.07

Maintenance of Insurance.

(a)

Maintenance of Insurance.  Maintain with financially sound and reputable insurance companies not Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance compatible with the following standards) as are customarily carried under similar circumstances by such other Persons, including, without limitation, (i) terrorism insurance and (ii) flood hazard insurance on all Mortgaged Properties that are Flood Hazard Properties, on such terms and in such amounts as required by the National Flood Insurance Reform Act of 1994 or as otherwise required by the Administrative Agent.

(b)

Evidence of Insurance.  Cause the Administrative Agent to be named as lenders’ loss payable, loss payee or mortgagee, as its interest may appear, and/or additional insured with respect of any such insurance providing liability coverage or coverage in respect of any Collateral, and cause, unless otherwise agreed to by the Administrative Agent, each provider of any such insurance to agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Administrative Agent that it will give the Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be altered or cancelled (or ten (10) days prior notice in the case of cancellation due to the nonpayment of premiums).  Annually, upon expiration of current insurance coverage, the Loan

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Parties shall provide, or cause to be provided, to the Administrative Agent, such evidence of insurance as required by the Administrative Agent, including, but not limited to: (i) certified copies of such insurance policies, (ii) evidence of such insurance policies (including, without limitation and as applicable, ACORD Form 28 certificates (or similar form of insurance certificate), and ACORD Form 25 certificates (or similar form of insurance certificate)), (iii) declaration pages for each insurance policy and (iv) lender’s loss payable endorsement if the Administrative Agent for the benefit of the Secured Parties is not on the declarations page for such policy.  As requested by the Administrative Agent, the Loan Parties agree to deliver to the Administrative Agent an Authorization to Share Insurance Information.

(c)

Redesignation.  Promptly notify the Administrative Agent of any Mortgaged Property that is, or becomes, a Flood Hazard Property.

6.08

Compliance with Laws.

Comply with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

6.09

Books and Records.

(a)

Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of such Loan Party or such Subsidiary, as the case may be; and

(b)

maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over such Loan Party or such Subsidiary, as the case may be.

6.10

Inspection Rights.

(a)

Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

(b)

If requested by the Administrative Agent in its sole discretion, permit the Administrative Agent, and its representatives, upon reasonable advance notice to the Borrower, to conduct an annual audit of the Collateral at the expense of the Borrower.

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(c)

If requested by the Administrative Agent in its sole discretion, promptly deliver to the Administrative Agent (i) asset appraisal reports with respect to all of the real and personal property owned by the Borrower and its Subsidiaries, and (ii) a written audit of the accounts receivable, inventory, payables, controls and systems of Borrower and its Subsidiaries.

6.11

Use of Proceeds.

Use the proceeds of the Term Borrowing for the repayment in full of all Indebtedness outstanding under the Existing Credit Agreement and for general corporate purposes not in contravention of any Law or of any Loan Document.

6.12

Material Contracts.

Perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as any Loan Party or any of its Subsidiaries is entitled to make under such Material Contract, and cause each of its Subsidiaries to do so

6.13

Covenant to Guarantee Obligations.

The Loan Parties will cause each of their Subsidiaries (other than any CFC) whether newly formed, after acquired or otherwise existing to promptly (and in any event within thirty (30) days after such Subsidiary is formed or acquired (or such longer period of time as agreed to by the Administrative Agent in its reasonable discretion)) become a Guarantor hereunder by way of execution of a Joinder Agreement; provided, however, no Foreign Subsidiary shall be required to become a Guarantor to the extent such Guaranty would result in a material adverse tax consequence for the Borrower.  In connection therewith, the Loan Parties shall give notice to the Administrative Agent not less than ten (10) days prior to creating a Subsidiary (or such shorter period of time as agreed to by the Administrative Agent in its reasonable discretion), or acquiring the Equity Interests of any other Person.  In connection with the foregoing, the Loan Parties shall deliver to the Administrative Agent, with respect to each new Guarantor to the extent applicable, substantially the same documentation required pursuant to Sections 4.01(b) – (f), (j) and 6.14 and such other documents or agreements as the Administrative Agent may reasonably request.  Notwithstanding any exclusions set forth above, no Subsidiary may guarantee the ABL Facility that does not also guarantee the Obligations.

6.14

Covenant to Give Security.

Except with respect to Excluded Property:

(a)

Equity Interests and Personal Property.  Each Loan Party will cause the Pledged Equity and all of its tangible and intangible personal property now owned or hereafter acquired by it to be subject at all times to a perfected Lien (subject to Permitted Liens to the extent permitted by the Loan Documents) in favor of the Administrative Agent (having the priority set forth in the ABL/Term Loan Intercreditor Agreements) for the benefit of the Secured Parties to

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secure the Secured Obligations pursuant to the terms and conditions of the Collateral Documents.  Each Loan Party shall provide opinions of counsel and any filings and deliveries reasonably necessary in connection therewith to perfect the security interests therein, all in form and substance reasonably satisfactory to the Administrative Agent.

(b)

Real Property.  If any Loan Party intends to acquire a fee ownership interest in any real property (“Real Estate”) after the Closing Date and such Real Estate has a fair market value in excess of $1,000,000, it shall provide to the Administrative Agent within sixty (60) days (or such extended period of time as agreed to by the Administrative Agent) a Mortgage, the deliverables required by Section 4.01(f)(i) and such Mortgaged Property Support Documents as the Administrative Agent may request to cause such Real Estate to be subject at all times to a perfected Lien (subject in each case to Permitted Liens) having the priority set forth in the ABL/Term Loan Intercreditor Agreement in favor of the Administrative Agent for the benefit of the Secured Parties to secure the Secured Obligations pursuant to the terms and conditions of the Collateral Documents.

(c)

Landlord Waivers.  In the case of (i) each headquarter location of the Loan Parties, each other location where any significant administrative or governmental functions are performed and each other location where the Loan Parties maintain any books or records (electronic or otherwise) and (ii) any personal property Collateral located at any other premises leased by a Loan Party containing personal property Collateral with a value in excess of $500,000, the Loan Parties will provide the Administrative Agent with such estoppel letters, consents and waivers from the landlords on such real property to the extent (A) requested by the Administrative Agent and (B) the Loan Parties are able to secure such letters, consents and waivers after using commercially reasonable efforts (such letters, consents and waivers shall be in form and substance satisfactory to the Administrative Agent, it being acknowledged and agreed that any Landlord Waiver is satisfactory to the Administrative Agent).  In addition, each of the Borrower and each Guarantor shall, to the extent it delivers a landlord, bailee, consignee or warehouseman waiver to the administrative agent for the benefit of the lenders under the ABL Facility and has not already delivered such a waiver under this Section 6.14(c), concurrently with such delivery, deliver a comparable waiver from the applicable landlord, bailee, consignee or warehouseman to the Administrative Agent.

(d)

Account Control Agreements.  Each Loan Party shall take all actions necessary to establish the Administrative Agent’s control of each Deposit Account (other than an account exclusively used for payroll, payroll taxes or employee benefits, or an account containing not more than $10,000 at any time).  Each Loan Party shall be the sole account holder of each Deposit Account and shall not allow any other Person (other than the Administrative Agent and the ABL Administrative Agent) to have control over a Deposit Account or any property deposited therein.  Each Loan Party shall promptly notify the Administrative Agent of any opening or closing of a Deposit Account and, with the consent of the Administrative Agent, will amend Schedule 5.21(d)(i) to reflect same.

(e)

Further Assurances.  At any time upon request of the Administrative Agent, promptly execute and deliver any and all further instruments and documents and take all such other action (including promptly completing any registration or stamping of documents as may be applicable) as the Administrative Agent may deem necessary or desirable to maintain in favor

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of the Administrative Agent, for the benefit of the Secured Parties, Liens and insurance rights on the Collateral that are duly perfected in accordance with the requirements of, or the obligations of the Loan Parties under, the Loan Documents and all applicable Laws.

6.15

Further Assurances.

Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments (including promptly completing any registration or stamping of documents as may be applicable) as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable Law, subject any Loan Party’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.

6.16

Compliance with Terms of Leaseholds.

Make all payments and otherwise perform all obligations in respect of all leases of real property to which the Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect.

6.17

Compliance with Environmental Laws.

Comply, and cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being

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contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

6.18

Preparation of Environmental Reports.

At the request of the Required Lenders from time to time, provide to the Lenders within sixty (60) days after such request, at the expense of the Borrower, an environmental site assessment report for any of its properties described in such request, prepared by an environmental consulting firm acceptable to the Administrative Agent, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties; without limiting the generality of the foregoing, if the Administrative Agent determines at any time that a material risk exists that any such report will not be provided within the time referred to above, the Administrative Agent may retain an environmental consulting firm to prepare such report at the expense of the Borrower, and the Borrower hereby grants and agrees to cause any Subsidiary that owns any property described in such request to grant at the time of such request to the Administrative Agent, the Lenders, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective properties to undertake such an assessment.

6.19

Anti-Corruption Laws.

Conduct its business in compliance with applicable anti-corruption laws and maintain policies and procedures designed to promote and achieve compliance with such laws.

6.20

Post-Closing Covenant.

(a)

Account Control Agreements.  Within 30 days after the Closing Date (unless extended by the Administrative Agent in its sole discretion), the Administrative Agent shall have received control agreements satisfactory to the Administrative Agent to the extent required to be delivered pursuant to Section 6.14.

(b)

Mortgages and Mortgaged Property Support Documents.  Within 45 days after the Closing Date (unless extended by the Administrative Agent in its sole discretion), each Loan Party shall execute and deliver the documents and complete the tasks set forth on Schedule 1.01(e) to the extent requested by the Administrative Agent.

(c)

Landlord Waivers.  Within 45 days after the Closing Date (unless extended or otherwise waived by the Administrative Agent in its sole discretion), each Loan Party shall provide the Administrative Agent, in the case of any personal property Collateral located at premises leased by a Loan Party and set forth on Schedule 5.21(g)(ii), such estoppel letters, consents and waivers from the landlords of such real property to the extent required to be delivered in connection with Section 6.14 (such letters, consents and waivers shall be in form and substance satisfactory to the Administrative Agent, it being acknowledged and agreed that any Landlord Waiver is satisfactory to the Administrative Agent).

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ARTICLE VII

NEGATIVE COVENANTS

Each of the Loan Parties hereby covenants and agrees that on the Closing Date and thereafter until the Facility Termination Date, no Loan Party shall, nor shall it permit any Subsidiary to, directly or indirectly:

7.01

Liens.

Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for the following (the “Permitted Liens”):

(a)

(i) Liens pursuant to any Loan Document, (ii) any Lien securing ABL Obligations (and that are subject to the ABL/Term Loan Intercreditor Agreement) and (iii) PBGC Liens that are subject to the PBGC Intercreditor Agreement;

(b)

Liens existing on the Closing Date and listed on Schedule 7.01 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.02(b), (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.02(b);

(c)

Liens for Taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(d)

statutory Liens such as carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than thirty (30) days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person;

(e)

pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

(f)

deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(g)

easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

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(h)

Liens securing judgments for the payment of money (or appeal or other surety bonds relating to such judgments) not constituting an Event of Default under Section 8.01(h);

(i)

Liens securing Indebtedness permitted under Section 7.02(c); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition;

(j)

bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by the Borrower or any of its Subsidiaries with any Lender, in each case in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing solely the customary amounts owing to such bank with respect to cash management and operating account arrangements; provided, that in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness;

(k)

Liens arising out of judgments or awards not resulting in an Event of Default; provided the applicable Loan Party or Subsidiary shall in good faith be prosecuting an appeal or proceedings for review;

(l)

any interest or title of a lessor, licensor or sublessor under any lease, license or sublease entered into by any Loan Party or any Subsidiary thereof in the ordinary course of business and covering only the assets so leased, licensed or subleased;

(m)

Liens of a collection bank arising under Section 4-210 of the UCC on items in the course of collection;

(n)

Liens on assets acquired in a Permitted Acquisition, securing Indebtedness permitted by Section 7.02(f); and

(o)

other Liens securing Indebtedness outstanding in an aggregate principal amount not to exceed $1,500,000; provided that no such Lien shall extend to or cover any Collateral.

7.02

Indebtedness.

Create, incur, assume or suffer to exist any Indebtedness, except:

(a)

the Obligations;

(b)

Indebtedness outstanding on the date hereof and listed on Schedule 7.02 and any Refinancing Debt in respect thereof as long as each Refinancing Condition is satisfied;

(c)

Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i); provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $5,000,000;

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(d)

unsecured Indebtedness of a Subsidiary of the Borrower owed to the Borrower or a wholly-owned Subsidiary of the Borrower, which Indebtedness shall (i) to the extent required by the Administrative Agent, be evidenced by promissory notes which shall be pledged to the Administrative Agent as Collateral for the Secured Obligations in accordance with the terms of the Security Agreement, (ii) be on terms (including subordination terms) acceptable to the Administrative Agent and (iii) be otherwise permitted under the provisions of Section 7.03 (“Intercompany Debt”);

(e)

(i) Guarantees of the Borrower or any Guarantor in respect of Indebtedness otherwise permitted hereunder of the Borrower or any other Guarantor and (ii) Guarantees of the Borrower or any Guarantor in respect of payments to be made by the Borrower or any other Guarantor under real property leases existing on the date hereof or any real property lease incurred with respect to the Kentucky Sale/Leaseback in an aggregate amount not to exceed $10,000,000;

(f)

Indebtedness of any Person that becomes a Subsidiary of the Borrower after the date hereof in a transaction permitted hereunder in an aggregate principal amount not to exceed $5,000,000; provided that, such Indebtedness is existing at the time such Person becomes a Subsidiary of the Borrower and was not incurred solely in contemplation of such Person’s becoming a Subsidiary of the Borrower;

(g)

obligations (contingent or otherwise) existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with fluctuations in interest rates or foreign exchange rates and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

(h)

obligations with respect to Bank Products incurred in the ordinary course of business;

(i)

ABL Obligations (including the guarantees of the Borrower’s obligations thereof by any Loan Parties) so long as loans and letters of credit thereunder do not exceed the Maximum ABL Debt Amount (as defined in the ABL/Term Loan Intercreditor Agreement), subject to the limitations set forth in the ABL/Term Loan Intercreditor Agreement;

(j)

PBGC Debt in an amount not to exceed the amount outstanding on the date hereof subject to the limitations set forth in the PBGC Intercreditor Agreement; and

(k)

unsecured Indebtedness in an aggregate principal amount not to exceed $20,000,000 at any time outstanding; provided that the Loan Parties are in Pro Forma Compliance with each of the financial covenant set forth in Section 7.11.

7.03

Investments.

Make or hold any Investments, except:

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(a)

Investments held by the Borrower and its Subsidiaries in the form of cash or Cash Equivalents;

(b)

advances to officers, directors and employees of the Borrower and its Subsidiaries in an aggregate amount not to exceed $1,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

(c)

(i) Investments by the Borrower and its Subsidiaries in their respective Subsidiaries outstanding on the date hereof, (ii) additional Investments by the Borrower and its Subsidiaries in Loan Parties, (iii) additional Investments by Subsidiaries of the Borrower that are not Loan Parties in other Subsidiaries that are not Loan Parties and (iv) so long as no Default has occurred and is continuing or would result from such Investment, additional Investments by the Loan Parties in Subsidiaries that are not Loan Parties in an aggregate amount invested from the date hereof not to exceed $1,000,000;

(d)

Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(e)

Guarantees permitted by Section 7.02;

(f)

Investments existing on the date hereof (other than those referred to in Section 7.03(c)(i)) and set forth on Schedule 7.03;

(g)

Permitted Acquisitions (other than of CFCs and Subsidiaries held directly or indirectly by a CFC which Investments are covered by Section 7.03(c)(iv));

(h)

Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business; and

(i)

other Investments not contemplated by the above provisions not exceeding $1,000,000 in the aggregate in any fiscal year of the Borrower.

7.04

Fundamental Changes.

Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom:

(a)

any Subsidiary may merge with (i) the Borrower; provided that the Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that when any Loan Party is merging with another Subsidiary, such Loan Party shall be the continuing or surviving Person;

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(b)

any Loan Party (other than the Borrower) may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Loan Party;

(c)

any Subsidiary that is not a Loan Party may dispose of all or substantially all its assets (including any Disposition that is in the nature of a liquidation) to (i) another Subsidiary that is not a Loan Party or (ii) to a Loan Party;

(d)

in connection with any Permitted Acquisition, any Subsidiary of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that (i) the Person surviving such merger shall be a wholly-owned Subsidiary of the Borrower and (ii) in the case of any such merger to which any Loan Party (other than the Borrower) is a party, such Loan Party is the surviving Person; and

(e)

so long as no Default has occurred and is continuing or would result therefrom, each of the Borrower and any of its Subsidiaries may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided, however, that in each case, immediately after giving effect thereto (i) in the case of any such merger to which the Borrower is a party, the Borrower is the surviving Person and (ii) in the case of any such merger to which any Loan Party (other than the Borrower) is a party, such Loan Party is the surviving Person.

7.05

Dispositions.

Make any Disposition or enter into any agreement to make any Disposition, except:

(a)

Permitted Transfers;

(b)

Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

(c)

Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;

(d)

Dispositions permitted by Section 7.04;

(e)

Dispositions of accounts receivables to a third party in connection with the compromise, settlement or collection thereof in the ordinary course of business exclusive of factoring or similar arrangements so long as (i) the account debtor with respect thereto has instituted or consented to the institution of any proceeding under any Debtor Relief Law and (ii) all such Dispositions do not exceed $250,000 in the aggregate in any fiscal year; and

(f)

other Dispositions so long as (i) at least 75% of the consideration paid in connection therewith shall be cash or Cash Equivalents paid contemporaneously with consummation of the transaction and shall be in an amount not less than the fair market value of the property disposed of, (ii) if such transaction is a Sale and Leaseback Transaction, such transaction is not prohibited by the terms of Section 7.14, (iii) such transaction does not involve

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the sale or other disposition of a minority Equity Interests in any Subsidiary, (iv) such transaction does not involve a sale or other disposition of receivables other than receivables owned by or attributable to other property concurrently being disposed of in a transaction otherwise permitted under this Section, and (v) the aggregate net book value of all of the assets sold or otherwise disposed of by the Loan Parties and their Subsidiaries in all such transactions during the term of this Agreement of the Borrower shall not exceed 10% of Consolidated Tangible Assets as of the last day of the immediately preceding fiscal quarter.

7.06

Restricted Payments.

Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, or issue or sell any Equity Interests or accept any capital contributions, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

(a)

each Subsidiary may make Restricted Payments to any Person that owns Equity Interests in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

(b)

the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in common Equity Interests of such Person; and

(c)

the Borrower may declare and make Restricted Payments to any Person that owns an Equity Interest in the Borrower, ratably according to such Person’s holdings of the type of Equity Interest in respect of which such Restricted Payment is being made (unless otherwise agreed by all of the owners of a particular class of Equity Interests and provided that any such agreement by any class does not have an adverse effect with respect to any other class of Equity Interests) in an aggregate amount not to exceed the sum of (i) $7,000,000 per fiscal year plus (ii) the Available Amount on such date that the Borrower elects to apply to this paragraph, such election to be specified in a written notice of a Responsible Officer of the Borrower calculating in reasonable detail the amount of the Available Amount immediately prior to such election and the amount thereof elected to be so applied; provided that, commencing January 1, 2016, in addition to the foregoing limitations, both (i) immediately prior to the Borrower declaring any such Restricted Payment, and (ii) immediately prior to the Borrower making any such Restricted Payment, the Borrower shall demonstrate to that satisfaction of the Administrative Agent and the Required Lenders that the sum of its (A) cash, (B) Cash Equivalents, and (C) amounts available to be borrowed under the ABL Facility equals or exceeds $25,000,000, in each case, giving pro forma effect to such Restricted Payment and using the most recent financial statements delivered in accordance with Section 6.01(a) or (b), as applicable.

7.07

Change in Nature of Business.

Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the date hereof or any business substantially related or incidental thereto.

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7.08

Transactions with Affiliates.

Enter into or permit to exist any transaction or series of transactions with any officer, director or Affiliate of such Person other than (a) advances of working capital to any Loan Party, (b) transfers of cash and assets to any Loan Party, (c) intercompany transactions expressly permitted by this Agreement, (d) normal and reasonable compensation and reimbursement of expenses of officers and directors and (e) except as otherwise specifically limited in this Agreement, other transactions which are entered into in the ordinary course of such Person’s business on fair and reasonable terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms length transaction with a Person other than an officer, director or Affiliate.

7.09

Burdensome Agreements.

Enter into, or permit to exist, any Contractual Obligation (except for this Agreement and the other Loan Documents) that (a) encumbers or restricts the ability of any such Person to (i) act as a Loan Party; (ii) make Restricted Payments to any Loan Party, (iii) pay any Indebtedness or other obligation owed to any Loan Party, (iv) make loans or advances to any Loan Party, or (v) create any Lien upon any of their properties or assets, whether now owned or hereafter acquired, except, in the case of clause (a)(v) only, for any document or instrument governing Indebtedness incurred pursuant to Section 7.02(c), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, or (b) requires the grant of any Lien on property for any obligation if a Lien on such property is given as security for the Secured Obligations.

7.10

Use of Proceeds.

Use the proceeds of the Term Borrowings, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

7.11

Financial Covenants.

Permit the Consolidated Leverage Ratio at any time during any Measurement Period ending as of the end of any fiscal quarter of the Borrower set forth below to be greater than the ratio set forth below opposite such period:

Measurement Period Ending	Maximum Consolidated Leverage Ratio
Closing Date through September 30, 2014	5.125 to 1.00
October 1, 2014 through March 31, 2015	4.625 to 1.00
April 1, 2015 through June 30, 2015	4.125 to 1.00
July 1, 2015 through September 30, 2015	3.750 to 1.00
October 1, 2015 through June 30, 2016	3.375 to 1.00
July 1, 2016 through March 31, 2017	3.250 to 1.00
April 1, 2017 through June 30, 2017	3.000 to 1.00
July 1, 2017 through September 30,2017	2.875 to 1.00
October 1, 2017 and each fiscal quarter thereafter	2.500 to 1.00

7.12

Capital Expenditures; Etc.

(a)

Make or become legally obligated to make any Capital Expenditure, except for Capital Expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and its Subsidiaries during each fiscal year set forth below, the amount set forth opposite such fiscal year:

Fiscal Year	Amount
2014	$25,000,000
2015	$23,000,000
2016	$12,500,000
2017	$11,500,000
2018	$11,500,000
2019	$12,500,000

; provided, however, that so long as no Default has occurred and is continuing or would result from such expenditure, any portion of any amount set forth above, if not expended in the fiscal year for which it is permitted above, may be carried over for expenditure in the next following fiscal year (excluding any carry forward available from any prior fiscal year); and provided, further, if any such amount is so carried over, it will be deemed used in the applicable subsequent fiscal year before the amount set forth opposite such fiscal year above.

(b)

Make or become legally obligated to make any Cabinet Expenditure, except for Cabinet Expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and its Subsidiaries during each fiscal year set forth below, the amount set forth opposite such fiscal year:

Fiscal Year	Amount
2014	$23,500,000
2015	$23,000,000
2016	$23,500,000
2017	$24,500,000
2018	$25,500,000
2019	$26,500,000

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7.13

Amendments of Organization Documents; Fiscal Year; Legal Name, State of Formation; Form of Entity and Accounting Changes.

(a)

Amend any of its Organization Documents in a manner adverse to the rights of the Lenders;

(b)

change its fiscal year;

(c)

without providing ten (10) days prior written notice to the Administrative Agent (or such lesser period of time as agreed to by the Administrative Agent), change its name, organizational identification number, identity, jurisdiction of organization, corporate structure (to the extent permitted by Section 7.04), form of organization or principal place of business; or

(d)

make any change in accounting policies or reporting practices, except as required by GAAP.

7.14

Sale and Leaseback Transactions.

Enter into any Sale and Leaseback Transaction other than the Kentucky Sale/Leaseback.

7.15

Prepayments, Etc. of Indebtedness.

Prepay, redeem, purchase, defease or otherwise satisfy or obligate itself to do so prior to the scheduled maturity thereof in any manner (including by the exercise of any right of setoff), or make any payment in violation of any subordination, standstill or collateral sharing terms of or governing any Indebtedness, except (a) the prepayment of the Term Borrowings in accordance with the terms of this Agreement, (b) regularly scheduled or required repayments or redemptions of Indebtedness under the Indebtedness set forth in Schedule 7.02 and refinancings and refundings of such Indebtedness in compliance with Section 7.02(b), (c) payments or prepayments of the ABL Facility and (d) with respect to the PBGC Debt, (i) regularly scheduled payments of principal, interest and fees and (ii) voluntary prepayments of principal thereof in furtherance of a standard termination of a Pension Plan in accordance with the Settlement Agreement and applicable PBGC regulations; provided that the aggregate amount of all such payments made pursuant to this Section 7.15 may not exceed the applicable Settlement Cap for such fiscal year.

7.16

Amendment, Etc. of Indebtedness.

(a)

Amend, modify or change in any manner any term or condition of any Indebtedness (other than Indebtedness arising under the Loan Documents, the ABL Facility and the PBGC Debt) if such amendment or modification would add or change any terms in a manner adverse to any Loan Party or any Subsidiary, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto.

(b)

Amend, modify, change, waive, or obtain any consent, waiver or forbearance with respect to, any of the terms or provisions of any agreement, instrument, document, indenture, or

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other writing evidencing or concerning the ABL Obligations (including, without limitation, the ABL Loan Documents) except to the extent permitted by the Intercreditor Agreements.

(c)

Amend, modify, change, waive, or obtain any consent, waiver or forbearance with respect to, any of the terms or provisions of any agreement, instrument, document, indenture, or other writing evidencing or concerning the PBGC Debt except to the extent permitted by the PBGC Intercreditor Agreement.

7.17

Sanctions.

Directly or indirectly, use the Term Borrowing or the proceeds of the Term Borrowing, or lend, contribute or otherwise make available the Term Borrowing or the proceeds of the Term Borrowing to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Arranger, Administrative Agent or otherwise) of Sanctions.

7.18

Anti-Corruption Laws.

Directly or indirectly, use the Term Borrowing or the proceeds of the Term Borrowing for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 or other similar legislation in other jurisdictions.

7.19

Plans.

Become party to any Multiemployer Plan or Foreign Plan, other than any in existence on the Closing Date.

ARTICLE VIII

EVENTS OF DEFAULT AND REMEDIES

8.01

Events of Default.

Any of the following shall constitute an Event of Default:

(a)

Non-Payment.  The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Term Loan or (ii) within three (3) days after the same becomes due, any interest on any Term Loan, or any fee due hereunder, or (iii) within five (5) days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

(b)

Specific Covenants.  Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, 6.02, 6.03, 6.05, 6.08, 6.10, 6.11, 6.12, 6.16, Article VII or Article X; or

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(c)

Other Defaults.  Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days; or

(d)

Representations and Warranties.  Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading when made or deemed made; or

(e)

Cross-Default.  (i) Any breach or default of a Loan Party occurs under (x) any Swap Contract or (y) any instrument or agreement to which it is a party or by which it or any of its properties is bound, relating to any Indebtedness (other than the Obligations, the ABL Obligations and the PBGC Debt) in excess of the Threshold Amount, if the maturity of or any payment with respect to such Indebtedness may be accelerated or demanded due to such breach; or (ii) any Loan Party or any Subsidiary thereof (x) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) under the Settlement Agreement or (y) fails to observe or perform any other agreement or condition relating to the Settlement Agreement, or any other event occurs, the effect of which default or other event is to cause, or to permit the PBGC to cause, with the giving of notice if required, the PBGC Debt to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem the PBGC Debt to be made, prior to its stated maturity (other than as expressly contemplated by Section 7.15), or collateral in respect thereof to be demanded or (iii) any Loan Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of the ABL Facility or (B) fails to observe or perform any other agreement or condition relating to the ABL Facility, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of the ABL Facility or the beneficiary or beneficiaries of any guarantees thereunder (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, the ABL Facility to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem the ABL to be made, prior to its stated maturity, or such guarantee to become payable or cash collateral in respect thereof to be demanded; provided, that this clause (e)(iii) shall not apply to the ABL Facility unless and until the earliest to occur of: (x) a period of 30 days has elapsed since the occurrence of the default or event of default under the ABL Facility (but only if such default, other event or condition has not been waived or cured) or (y) the acceleration of the Indebtedness under the ABL Facility or the termination of any commitment thereunder or (z) the exercise of any remedies by lender under the ABL Facility, or if the ABL Facility has more than one lender, the applicable agent or requisite lenders under the ABL Facility (provided that the following shall not constitute an exercise of remedies: (1) cash sweeps that are permitted pursuant to the terms of any ABL Loan Document relating to dominion over bank accounts, (2) the establishment of borrowing base reserves, collateral ineligibles, or other conditions for advances, (3) the changing of advance rates or advance sublimits, (4) the imposition of a default rate or late fee and (5) the cessation of lending pursuant to the provisions of any ABL Loan Document, including upon the occurrence of a default on the existence of an overadvance, in each case, so long as the commitments under any ABL Loan Document have not been terminated or suspended); or

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(f)

Insolvency Proceedings, Etc.  Any Loan Party or any Subsidiary thereof institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for forty-five (45) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or

(g)

Inability to Pay Debts; Attachment.  (i) Any Loan Party or any Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within thirty (30) days after its issue or levy; or

(h)

Judgments.  There is entered against any Loan Party or any Subsidiary thereof (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer is rated at least “A” by A.M. Best Company, has been notified of the potential claim and does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of ten (10) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(i)

ERISA.  (i) An ERISA Event occurs with respect to a Pension Plan (including, for purposes of this Section 8.01(i), the Pensions Matter) or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Settlement Cap amount set forth for the applicable fiscal year (for the avoidance of doubt, it is acknowledged and agreed that no “unused” Settlement Cap amounts may be carried forward into successive fiscal years), (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount or (iii) any other event occurs with respect to any Plan that results or could reasonably be expected to result in a Material Adverse Effect; or

(j)

Default Under or Invalidity of Loan Documents.  (i) Any Loan Party fails to perform or observe any covenant or agreement contained in any other Loan Document or any default or event of default occurs under any other Loan Document; or (ii) any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all Obligations arising under the Loan Documents, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan

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Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or

(k)

Collateral Documents.  Any Collateral Document after delivery thereof pursuant to the terms of the Loan Documents shall for any reason cease to create a valid and perfected Lien (subject to Permitted Liens) on the Collateral purported to be covered thereby with the priority required by the Collateral Documents and the Intercreditor Agreements, or any Loan Party shall assert the invalidity of such Liens; or

(l)

Change of Control.  There occurs any Change of Control; or

(m)

Uninsured Loss.  Any uninsured damage to or loss, theft or destruction of any assets of the Loan Parties or any of their Subsidiaries shall occur that is in excess of $1,000,000 (excluding customary deductible thresholds established in accordance with historical past practices); or

(n)

Intercreditor Agreements.  The provisions of the Intercreditor Agreements shall, in whole or in part, following such Intercreditor Agreements being entered into, terminate, cease to be effective or cease to be legally valid, binding and enforceable against the Persons party thereto, except in accordance with its terms; or

(o)

Pension Settlement.  The Settlement Amount, as set forth in the Settlement Agreement, exceeds the Settlement Cap; or

(p)

PBGC Enforcement Action.  The occurrence of a PBGC Enforcement Action.

Without limiting the provisions of Article IX, if a Default shall have occurred under the Loan Documents, then such Default will continue to exist until it either is cured (to the extent specifically permitted) in accordance with the Loan Documents or is otherwise expressly waived by Administrative Agent (with the approval of requisite Appropriate Lenders (in their sole discretion) as determined in accordance with Section 11.01; and once an Event of Default occurs under the Loan Documents, then such Event of Default will continue to exist until it is expressly waived by the requisite Appropriate Lenders or by the Administrative Agent with the approval of the requisite Appropriate Lenders, as required hereunder in Section 11.01.

8.02

Remedies upon Event of Default.

If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

(a)

declare the unpaid principal amount of all outstanding Term Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and

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(b)

exercise on behalf of itself and the Lenders all rights and remedies available to it, the Lenders under the Loan Documents or applicable Law or equity;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Term Loans shall automatically terminate, the unpaid principal amount of all outstanding Term Loans and all interest and other amounts as aforesaid shall automatically become due and payable, without further act of the Administrative Agent or any Lender.

8.03

Application of Funds.

After the exercise of remedies provided for in Section 8.02 (or after the Term Loans have automatically become immediately due and payable) or if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all Secured Obligations then due hereunder, subject to the terms of the Intercreditor Agreements, any amounts received on account of the Secured Obligations shall, subject to the provisions of Sections 2.14 and 2.15, be applied by the Administrative Agent in the following order :

First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Secured Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders (including fees and time charges for attorneys who may be employees of any Lender) arising under the Loan Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest on the Term Loans and other Secured Obligations arising under the Loan Documents, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Term Loans and Secured Obligations then owing under the Secured Hedge Agreements, in each case ratably among the Administrative Agent, the Lenders and the Hedge Banks in proportion to the respective amounts described in this clause Fourth held by them; and

Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Secured Obligations otherwise set forth above in this Section.

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Notwithstanding the foregoing, Secured Obligations arising under Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received a Secured Party Designation Notice, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Bank, as the case may be.  Each Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX for itself and its Affiliates as if a “Lender” party hereto.

ARTICLE IX

ADMINISTRATIVE AGENT

9.01

Appointment and Authority.

(a)

Appointment.  Each of the Lenders hereby irrevocably appoints, designates and authorizes Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.  It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

(b)

Collateral Agent. The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto.  In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX and Article XI (including Section 11.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

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9.02

Rights as a Lender.

The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust, financial, advisory, underwriting or other business with any Loan Party or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice to or consent of the Lenders with respect thereto.

9.03

Exculpatory Provisions.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature.  Without limiting the generality of the foregoing, the Administrative Agent and its Related Parties:

(a)

shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)

shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(c)

shall not, except as expressly set forth herein and in the other Loan Documents, have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary), or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or

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(ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower or a Lender.

Neither the Administrative Agent nor any of its Related Parties have any duty or obligation to any Lender or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

9.04

Reliance by Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying and shall not incur any liability for relying upon, any notice, request, certificate, communication, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Term Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Term Loan.  The Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.  For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objections.

9.05

Delegation of Duties.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their

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respective Related Parties.  The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Term Facilities as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

9.06

Resignation of Administrative Agent.

(a)

Notice.  The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above.  Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b)

Defaulting Lender.  If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c)

Effect of Resignation or Removal.  With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed

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Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section).  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.

9.07

Non-Reliance on Administrative Agent and Other Lenders.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

9.08

No Other Duties, Etc.

Anything herein to the contrary notwithstanding, none of the titles listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, the Arranger or a Lender hereunder.

9.09

Administrative Agent May File Proofs of Claim; Credit Bidding.

In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Term Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)

to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Term Loans and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.09 and 11.04) allowed in such judicial proceeding; and

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(b)

to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 11.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Secured Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender or in any such proceeding.

The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Secured Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law.  In connection with any such credit bid and purchase, the Secured Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Secured Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase).  In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (a) through (k) of Section 11.1 of this Agreement and (iii) to the extent that Secured Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Secured Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Secured Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of

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the Secured Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.

9.10

Collateral and Guaranty Matters.

Each of the Lenders (including in its capacities as a potential Hedge Bank) irrevocably authorize the Administrative Agent, at its option and in its discretion,

(a)

to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon the Facility Termination Date, (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing by the Required Lenders in accordance with Section 11.01;

(b)

to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i); and

(c)

to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10.  In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10.

The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

9.11

Secured Hedge Agreements.

Except as otherwise expressly set forth herein, no Hedge Bank that obtains the benefit of the provisions of Section 8.03, the Guaranty or any Collateral by virtue of the provisions hereof or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) (or to notice of or to consent to

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any amendment, waiver or modification of the provisions hereof or of the Guaranty or any Collateral Document) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents.  Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Hedge Agreements except to the extent expressly provided herein and unless the Administrative Agent has received a Secured Party Designation Notice of such Secured Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Bank, as the case may be.  The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Hedge Agreements in the case of a Facility Termination Date

ARTICLE X

CONTINUING GUARANTY

10.01

Guaranty.

Each Guarantor hereby absolutely and unconditionally, jointly and severally guarantees, as primary obligor and as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all Secured Obligations (for each Guarantor, subject to the proviso in this sentence, its “Guaranteed Obligations”); provided that (a) the Guaranteed Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor and (b) the liability of each Guarantor individually with respect to this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any applicable state law or other applicable Law.  The Administrative Agent’s books and records showing the amount of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor, and conclusive for the purpose of establishing the amount of the Secured Obligations.  This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Secured Obligations or any instrument or agreement evidencing any Secured Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Secured Obligations which might otherwise constitute a defense to the obligations of the Guarantors, or any of them, under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing.

10.02

Rights of Lenders.

Each Guarantor consents and agrees that the Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof:  (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Secured Obligations or any part thereof; (b) take,

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hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Secured Obligations; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Secured Obligations.  Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor.

10.03

Certain Waivers.

Each Guarantor waives (a) any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of the Borrower or any other Loan Party; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrower or any other Loan Party; (c) the benefit of any statute of limitations affecting any Guarantor’s liability hereunder; (d) any right to proceed against the Borrower or any other Loan Party, proceed against or exhaust any security for the Secured Obligations, or pursue any other remedy in the power of any Secured Party whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by any Secured Party; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable Law limiting the liability of or exonerating guarantors or sureties.  Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Secured Obligations.

10.04

Obligations Independent.

The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Secured Obligations and the obligations of any other guarantor, and a separate action may be brought against each Guarantor to enforce this Guaranty whether or not the Borrower or any other person or entity is joined as a party.

10.05

Subrogation.

No Guarantor shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Secured Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full and the Term Commitments and the Term Facilities are terminated.  If any amounts are paid to a Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to reduce the amount of the Secured Obligations, whether matured or unmatured.

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10.06

Termination; Reinstatement.

This Guaranty is a continuing and irrevocable guaranty of all Secured Obligations now or hereafter existing and shall remain in full force and effect until the Facility Termination Date.  Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or a Guarantor is made, or any of the Secured Parties exercises its right of setoff, in respect of the Secured Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Secured Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Secured Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.  The obligations of each Guarantor under this paragraph shall survive termination of this Guaranty.

10.07

Stay of Acceleration.

If acceleration of the time for payment of any of the Secured Obligations is stayed, in connection with any case commenced by or against a Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by each Guarantor, jointly and severally, immediately upon demand by the Secured Parties.

10.08

Condition of Borrower.

Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as such Guarantor requires, and that none of the Secured Parties has any duty, and such Guarantor is not relying on the Secured Parties at any time, to disclose to it any information relating to the business, operations or financial condition of the Borrower or any other guarantor (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information and any defense relating to the failure to provide the same).

10.09

Appointment of Borrower.

Each of the Loan Parties hereby appoints the Borrower to act as its agent for all purposes of this Agreement, the other Loan Documents and all other documents and electronic platforms entered into in connection herewith and agrees that (a) the Borrower may execute such documents and provide such authorizations on behalf of such Loan Parties as the Borrower deems appropriate in its sole discretion and each Loan Party shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, (b) any notice or communication delivered by the Administrative Agent or a Lender to the Borrower shall be deemed delivered to each Loan Party and (c) the Administrative Agent or the Lenders may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by the Borrower on behalf of each of the Loan Parties.

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10.10

Right of Contribution.

The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors as permitted under applicable Law.

10.11

Keepwell.

Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of a Lien under the Loan Documents, in each case, by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article X voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Secured Obligations have been indefeasibly paid and performed in full.  Each Loan Party intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

ARTICLE XI

MISCELLANEOUS

11.01

Amendments, Etc.

No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a)

waive any condition set forth in Section 4.01 without the written consent of each Lender;

(b)

reserved;

(c)

extend or increase the Term Commitment of any Lender (or reinstate any Term Commitment terminated pursuant to Section 8.02) without the written consent of such Lender (it being understood and agreed that a waiver of any Default or a mandatory reduction in Term Commitments is not considered an extension or increase in Term Commitments of any Lender);

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(d)

postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under such other Loan Document without the written consent of each Lender entitled to such payment;

(e)

reduce the principal of, or the rate of interest specified herein on, any Term Loan, or (subject to clause (ii) of the second proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to such amount; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate;

(f)

change (i) Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender or (ii) 2.12(f) in a manner that would alter the pro rata application required thereby without the written consent of each Lender directly affected thereby;

(g)

change any provision of this Section 11.01 or the definition of “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or thereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

(h)

release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(i)

release all or substantially all of the value of the Guaranty, without the written consent of each Lender, except to the extent the release of any Subsidiary from the Guaranty is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone);

(j)

release the Borrower or permit the Borrower to assign or transfer any of its rights or obligations under this Agreement or the other Loan Documents without the consent of each Lender; or

(k)

impose any greater restriction on the ability of any Lender under an Term Facility to assign any of its rights or obligations hereunder without the written consent of the Required Term Facility Lenders under such Term Facility;

and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document and (ii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.  Notwithstanding anything to the contrary herein, (A) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender, or all Lenders or each affected Lender under a Term Facility, may be effected with the consent of the applicable Lenders other than Defaulting Lenders),

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except that (1) the Term Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (2) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender, or all Lenders or each affected Lender under a Term Facility, that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender; (B) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Term Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein and (C) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders.

Notwithstanding anything to the contrary herein the Administrative Agent may, with the prior written consent of the Borrower only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency.

If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender and that has been approved by the Required Lenders, the Borrower may replace such Non-Consenting Lender in accordance with Section 11.13; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this paragraph).

11.02

Notices; Effectiveness; Electronic Communications.

(a)

Notices Generally.  Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax transmission or e-mail transmission as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)

if to the Borrower or any other Loan Party or the Administrative Agent, to the address, fax number, e-mail address or telephone number specified for such Person on Schedule 1.01(a); and

(ii)

if to any other Lender, to the address, fax number, e-mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by fax transmission shall be deemed to have been given when sent

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(except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).  Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

(b)

Electronic Communications.  Notices and other communications to the Administrative Agent,  the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail, FPML messaging and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.  The Administrative Agent or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) and (ii) notices and other communications posted to an Internet or intranet website shall be deemed received by the intended recipient upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail address or other written acknowledgement) indicating that such notice or communication is available and identifying the website address therefor; provided that for both clauses (i) and (ii), if such notice or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c)

The Platform.  THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.”  THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.  In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet.

(d)

Change of Address, Etc.  Each of the Borrower and the Administrative Agent may change its address, fax number or telephone number or e-mail address for notices and other

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communications hereunder by notice to the other parties hereto.  Each other Lender may change its address, fax number or telephone number or e-mail address for notices and other communications hereunder by notice to the Borrower and the Administrative Agent.  In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, fax number and e-mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.  Furthermore, each Public Lender agrees to cause at least one (1) individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States federal or state securities laws.

(e)

Reliance by Administrative Agent and Lenders.  The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including, without limitation, telephonic or electronic notices, Loan Notices and notices of prepayment) purportedly given by or on behalf of any Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.  The Loan Parties shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Loan Party.  All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

11.03

No Waiver; Cumulative Remedies; Enforcement.

No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely

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in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

11.04

Expenses; Indemnity; Damage Waiver.

(a)

Costs and Expenses.  The Loan Parties shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with Term Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Term Loans.

(b)

Indemnification by the Loan Parties.  The Loan Parties shall indemnify the Administrative Agent (and any sub-agent thereof) and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Term Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by a Loan Party or any of its Subsidiaries, or any Environmental Liability related in any way to a Loan Party or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing,

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whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party or any of the Borrower’s or such Loan Party’s directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.  Without limiting the provisions of Section 3.01(c), this Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

(c)

Reimbursement by Lenders.  To the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by them to the Administrative Agent (or any sub-agent thereof or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, further that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity.  The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

(d)

Waiver of Consequential Damages, Etc.  To the fullest extent permitted by applicable Law, no Loan Party shall assert, and each Loan Party hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Term Loan or the use of the proceeds thereof.  No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(e)

Payments.  All amounts due under this Section shall be payable not later than ten (10) Business Days after demand therefor.

(f)

Survival.  The agreements in this Section and the indemnity provisions of Section 11.02(e) shall survive the resignation of the Administrative Agent, the replacement of any Lender and the repayment, satisfaction or discharge of all the other Obligations.

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11.05

Payments Set Aside.

To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.  The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

11.06

Successors and Assigns.

(a)

Successors and Assigns Generally.  The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section  (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)

Assignments by Lenders.  Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Term Commitment(s) and the Term Loans; provided that (in each case with respect to any Term Facility) any such assignment shall be subject to the following conditions:

(i)

Minimum Amounts.

(A)

in the case of an assignment of the entire remaining amount of the assigning Lender’s Term Commitment under any Term Facility and/or the Term Loans at the time owing to it (in each case with respect to any Term Facility)  or

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contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)

in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Term Commitment (which for this purpose includes Term Loans outstanding thereunder) or, if the Term Commitment is not then in effect, the principal outstanding balance of the Term Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $1,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii)

Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement and the other Loan Documents with respect to the Term Loans and/or the Term Commitment assigned.

(iii)

Required Consents.  No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A)

the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and provided, further, that the Borrower’s consent shall not be required during the primary syndication of the Term Facilities; and

(B)

the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any unfunded Term Commitment if such assignment is to a Person that is not a Lender with a Term Commitment in respect of the applicable Term Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (2) any Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund.

(iv)

Assignment and Assumption.  The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and

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recordation fee in the case of any assignment.  The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v)

No Assignment to Certain Persons.  No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B) or (C) to a natural Person.

(vi)

Certain Additional Payments.  In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Term Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (B) acquire (and fund as appropriate) its full pro rata share of all Term Loans in accordance with its Applicable Percentage.  Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment); provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.  Upon request, the Borrower (at its expense) shall execute and deliver a Term Note to the assignee Lender.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

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(c)

Register.  The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Term Commitments of, and principal amounts (and stated interest) of the Term Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement.  The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)

Participations.  Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, a Defaulting Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Term Commitment and/or the Term Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participations.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant.  The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations therein, including the requirements under Section 3.01(e) (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation.  Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender.  Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and

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the principal amounts (and stated interest) of each Participant’s interest in the Term Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Term Commitments, Term Loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Term Commitment, Term Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e)

Certain Pledges.  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Term Note or Term Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

11.07

Treatment of Certain Information; Confidentiality.

(a)

Treatment of Certain Information.  Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or (B) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (vii) on a confidential basis to (A) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided hereunder or (B) the provider of any Platform or other electronic delivery service used by the Administrative Agent to deliver Borrower Materials or notices to the Lenders or (C) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, or (viii) with the consent of the Borrower or to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section or (2) becomes available to the

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Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower.  For purposes of this Section, “Information” means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary, provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

(b)

Non-Public Information.  Each of the Administrative Agent and the Lenders acknowledges that (i) the Information may include material non-public information concerning a Loan Party or a Subsidiary, as the case may be, (ii) it has developed compliance procedures regarding the use of material non-public information and (iii) it will handle such material non-public information in accordance with applicable Law, including United States federal and state securities Laws.

(c)

Press Releases.  The Loan Parties and their Affiliates agree that they will not in the future issue any press releases or other public disclosure using the name of the Administrative Agent or any Lender or their respective Affiliates or referring to this Agreement or any of the Loan Documents without the prior written consent of the Administrative Agent, unless (and only to the extent that) the Loan Parties or such Affiliate is required to do so under law and then, in any event the Loan Parties or such Affiliate will consult with such Person before issuing such press release or other public disclosure.

(d)

Customary Advertising Material.  The Loan Parties consent to the publication by the Administrative Agent or any Lender of customary advertising material relating to the transactions contemplated hereby using the name, product photographs, logo or trademark of the Loan Parties.

11.08

Right of Setoff.

If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or its Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured, secured or unsecured, or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right

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of setoff, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.  The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliates may have.  Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

11.09

Interest Rate Limitation.

Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”).  If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Term Loans or, if it exceeds such unpaid principal, refunded to the Borrower.  In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

11.10

Counterparts; Integration; Effectiveness.

This Agreement and each of the other Loan Documents may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement or any other Loan Document, or any certificate delivered thereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement or such other Loan Document or certificate.  Without limiting the foregoing, to the extent a manually executed counterpart is not specifically required to be delivered under the terms of any Loan Document, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

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11.11

Survival of Representations and Warranties.

All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof.  Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of the Term Borrowing, and shall continue in full force and effect as long as any Term Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.

11.12

Severability.

If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  Without limiting the foregoing provisions of this Section, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.

11.13

Replacement of Lenders.

If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender or if any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a)

the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.06(b);

(b)

such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Term Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

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(c)

if the consent, amendment or waiver in question contemplates a Repricing Transaction in respect of any Term Loans held by such Non-Consenting Lender, the Borrower shall pay to such Non-Consenting Lender the applicable premium (if any) set forth in Section 2.05(c) as if the outstanding Term Loans of such Non-Consenting Lender were prepaid or repriced in their entirety in connection with a Repricing Transaction on the date of the consummation of such assignment;

(d)

in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;

(e)

such assignment does not conflict with applicable Laws; and

(f)

in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

11.14

Governing Law; Jurisdiction; Etc.

(a)

GOVERNING LAW.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)

SUBMISSION TO JURISDICTION.  THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS  AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN

CHL:82267.17

SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)

WAIVER OF VENUE.  THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)

SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

11.15

Waiver of Jury Trial.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

CHL:82267.17

11.16

Subordination.

Each Loan Party (a “Subordinating Loan Party”) hereby subordinates the payment of all obligations and indebtedness of any other Loan Party owing to it, whether now existing or hereafter arising, including but not limited to any obligation of any such other Loan Party to the Subordinating Loan Party as subrogee of the Secured Parties or resulting from such Subordinating Loan Party’s performance under this Guaranty, to the indefeasible payment in full in cash of all Obligations.  If the Secured Parties so request, any such obligation or indebtedness of any such other Loan Party to the Subordinating Loan Party shall be enforced and performance received by the Subordinating Loan Party as trustee for the Secured Parties and the proceeds thereof shall be paid over to the Secured Parties on account of the Secured Obligations, but without reducing or affecting in any manner the liability of the Subordinating Loan Party under this Agreement.  Without limitation of the foregoing, so long as no Default has occurred and is continuing, the Loan Parties may make and receive payments with respect to Intercompany Debt; provided, that in the event that any Loan Party receives any payment of any Intercompany Debt at a time when such  payment is prohibited by this Section, such payment shall be held by such Loan Party, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to the Administrative Agent.

11.17

No Advisory or Fiduciary Responsibility.

In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that:  (a) (i) the arranging and other services regarding this Agreement provided by the Administrative Agent and any Affiliate thereof, the Arranger and the Lenders are arm’s-length commercial transactions between the Borrower, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent and, as applicable, its Affiliates) and the Lenders and their Affiliates (collectively, solely for purposes of this Section, the “Lenders”), on the other hand, (ii) each of the Borrower and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b) (i) the Administrative Agent and its Affiliates and each Lender each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary, for Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (ii) neither the Administrative Agent, any of its Affiliates nor any Lender has any obligation to the Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent and its Affiliates and the Lenders may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent, any of its Affiliates nor any Lender has any obligation to disclose any of such interests to the Borrower, any other Loan Party or any of their respective Affiliates.  To the fullest extent permitted by law, each of the Borrower and each other Loan Party hereby waives and releases any claims that it may have against the Administrative Agent,

CHL:82267.17

any of its Affiliates or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transactions contemplated hereby.

11.18

Electronic Execution of Assignments and Certain Other Documents.

The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.

11.19

USA PATRIOT Act Notice.

Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower and the other Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act.  The Borrower and the Loan Parties agree to, promptly following a request by the Administrative Agent or any Lender, provide all such other documentation and information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

11.20

INTERCREDITOR AGREEMENTS.

(a)

EACH LENDER PARTY HERETO (I) UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT IT (AND EACH OF ITS SUCCESSORS AND ASSIGNS) AND EACH OTHER LENDER (AND EACH OF THEIR SUCCESSORS AND ASSIGNS) SHALL BE BOUND BY THE INTERCREDITOR AGREEMENTS, (II) AUTHORIZES AND DIRECTS THE ADMINISTRATIVE AGENT TO ENTER INTO THE INTERCREDITOR AGREEMENTS ON ITS BEHALF, AND (III) AGREES THAT ANY ACTION TAKEN BY THE ADMINISTRATIVE AGENT PURSUANT TO THE INTERCREDITOR AGREEMENTS SHALL BE BINDING UPON SUCH LENDER.

CHL:82267.17

(b)

THE PROVISIONS OF THIS SECTION 11.20 ARE NOT INTENDED TO SUMMARIZE OR FULLY DESCRIBE THE PROVISIONS OF THE INTERCREDITOR AGREEMENTS.  REFERENCE MUST BE MADE TO THE APPLICABLE INTERCREDITOR AGREEMENTS THEMSELVES TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF.  EACH LENDER IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF THE INTERCREDITOR AGREEMENTS AND THE TERMS AND PROVISIONS THEREOF, AND NO AGENT OR ANY OF AFFILIATES MAKES ANY REPRESENTATION TO ANY LENDER AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN THE INTERCREDITOR AGREEMENTS.  A COPY OF THE INTERCREDITOR AGREEMENTS MAY BE OBTAINED FROM THE ADMINISTRATIVE AGENT.

(c)

THE INTERCREDITOR AGREEMENTS ARE AN AGREEMENT SOLELY AMONGST THE SECURED PARTIES (AS DEFINED IN THE INTERCREDITOR AGREEMENTS) AND THEIR RESPECTIVE AGENTS (INCLUDING, IN EACH CASE, THEIR SUCCESSORS AND ASSIGNS) AND ARE ACKNOWLEDGED AND AGREED TO BY THE BORROWER AND ITS SUBSIDIARIES AS PARTY THERETO.  AS MORE FULLY PROVIDED THEREIN, THE INTERCREDITOR AGREEMENTS CAN ONLY BE AMENDED BY THE PARTIES THERETO IN ACCORDANCE WITH THE PROVISIONS THEREOF.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

CHL:82267.17

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

WAUSAU PAPER CORP.

By:

/s/MICHAEL C. BURANDT

Name:  Michael C. Burandt

Title:  Chairman and CEO

[Wausau Paper – Term Loan Credit Agreement]

GUARANTORS:

WAUSAU TIMBERLAND COMPANY, LLC

By:

/s/SHERRI L. LEMMER

Name:  Sherri L. Lemmer

Title:  Senior Vice President and

Chief Financial Officer

WAUSAU PAPER MILLS, LLC

By:

/s/SHERRI L. LEMMER

Name:  Sherri L. Lemmer

Title:  Senior Vice President and

Chief Financial Officer

WAUSAU PAPER TOWEL & TISSUE, LLC

By:

/s/SHERRI L. LEMMER

Name:  Sherri L. Lemmer

Title:  Senior Vice President and

Chief Financial Officer

THE SORG PAPER COMPANY

By:

/s/MICHAEL C. BURANDT

Name:  Michael C. Burandt

Title:  Chairman and CEO

THE MIDDLETOWN HYDRAULIC COMPANY

By:

/s/SHERRI L. LEMMER

Name:  Sherri L. Lemmer

Title:

Chief Financial Officer

[Wausau Paper – Term Loan Credit Agreement]

BANK OF AMERICA, N.A.,

as Administrative Agent

By:

/s/DORA A. BROWN

Name:  Dora A. Brown

Title:

Vice President

[Wausau Paper – Term Loan Credit Agreement]

BANK OF AMERICA, N.A.,

as a Lender

By:

/s/CASEY KLEPSCH

Name:  Casey Klepsch

Title:

Assistant Vice President

[Wausau Paper – Term Loan Credit Agreement]

SCHEDULE 1.01(c)

Responsible Officers

Loan Party	Authorized Officers
Wausau Paper Corp.	Michael C. Burandt, Chairman and CEO Sherri L. Lemmer, Senior Vice President and Chief Financial Officer
Wausau Paper Towel & Tissue, LLC	Sherri L. Lemmer, Senior Vice President and Chief Financial Officer
Wausau Timberland Company, LLC	Sherri L. Lemmer, Senior Vice President and Chief Financial Officer
Wausau Paper Mills, LLC	Sherri L. Lemmer, Senior Vice President and Chief Financial Officer
The Sorg Paper Company	Michael C. Burandt, Chairman and CEO Sherri L. Lemmer, Chief Financial Officer
The Middletown Hydraulic Company	Michael C. Burandt, Chairman and CEO Sherri L. Lemmer, Chief Financial Officer

{W0889728.DOC/1}

SCHEDULE 1.01(d)

Kentucky Sale/Leaseback

The proposed transaction involves the subdivision of an approximately 34 acre site from the mill site parcel in Harrodsburg, Kentucky, which will be conveyed to a construction company developer.  The developer will then hold fee simple title to the parcel and will construct a warehouse expected to be approximately 775,000 square feet, which the developer would lease back Wausau Paper.  It is not certain how much, if any, value Wausau Paper would receive from the developer for that development parcel, but based upon negotiations with the developer any value would likely be realized as a credit against building rent.

{W0889728.DOC/1}

SCHEDULE 1.01(f)

Excluded Brainerd Site

The mill site in Brainerd, Minnesota, is legally described as follows.  This mill site is being actively marketed by Wausau Paper through ongoing negotiations with a handful of interested purchasers.

PARCELS BMP 4, BMP 5, BMP 6, AND BMP 7

That part of Government Lots One (1) and Two (2), Section Nineteen (19), Township Forty-five (45), Range Thirty (30), described as follows: Beginning at the south quarter corner of Section 18 of said Township 45, Range 30 and assuming the east line of Government Lot 4 of said Section 18 bears North 02 degrees 40 minutes 23 seconds West; thence North 85 degrees 00 minutes 23 seconds West 34.01 feet along the north line of said Government Lot 1 of Section 19 to the monumented westerly right of way line of Mill Avenue, according to the survey by Dean M. Anderson dated February 6, 1959; thence South 02 degrees 36 minutes 11 seconds East 934.42 feet along said monumented westerly right of way line to an iron pipe set in concrete on the north line of “M” Street, according to said survey by Dean M. Anderson dated February 6, 1959; thence South 89 degrees 42 minutes 56 seconds West 1341.19 feet along the monumented north line of “M” Street and the westerly extension thereof, according to said survey by Dean M. Anderson dated February 6, 1959; thence South 30 degrees 58 minutes 56 seconds West 34.69 feet; thence South 59 degrees 01 minutes 04 seconds East 15.00 feet; thence South 30 degrees 58 minutes 56 seconds West 83.00 feet; thence North 45 degrees 31 minutes 04 seconds West 784 feet, more or less, to the easterly shoreline of the Mississippi River; thence northeasterly along said easterly shoreline to its intersection with the north line of said Section 19; thence South 85 degrees 00 minutes 23 seconds East 1335 feet, more or less, along said north line of Section 19 to the point of beginning.

Except that part of Government Lot One (1), Section Nineteen (19), Township Forty-five (45), Range Thirty (30), described as follows:   Commencing at the south quarter corner of Section 18, Township 45, Range 30, and assuming the east line of said Government Lot 4 of said Section 18 bears North 02 degrees 40 minutes 23 seconds West; thence north 85 degrees 00 minutes 23 seconds West 34.01 feet along the north line of said Government Lot 1 of Section 19 to the monumented westerly right of way line of Mill Avenue,  according to the survey by Dean M. Anderson dated February 6, 1959; thence South 02 degrees 36 minutes 11 seconds East 724.25 feet along said monumented westerly right of way, according to the survey by Dean M. Anderson dated February 6, 1959, to the point of beginning of the tract to be described; thence continue South 02 degrees 36 minutes 11 seconds East 210.17 feet along said westerly right of way line of Mill Avenue to an iron pipe set in concrete on the north line of “M” Street, according to said survey by Dean M. Anderson dated February 6, 1959; thence South 89 degrees 42 minutes 56 seconds West 240.20 feet along the monumented north line of “M” Street, according to said survey by Dean M. Anderson dated February 6, 1959; thence North 02 degrees 36

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1.01(f) - 1

minutes 11 seconds West 210.17 feet, parallel with said westerly right of way line of Mill Avenue, according to said survey by Dean M. Anderson dated February 6, 1959; thence North 89 degrees 42 minutes 56 seconds East 240.20 feet, parallel with said monumented north line of “M” Street, according to said survey by Dean M. Anderson dated February 6, 1959, to the point of beginning.

AND

Tract 1:  Lots 1, 2, 3, 4 and 5, Auditor’s Subdivision of Government Lot 4, Section 18, Township 45, Range 30.

Tract 2: That part of Government Lot Three (3), Section Eighteen (18), Township Forty-five (45), Range Thirty (30), lying Westerly of the westerly right of way line of County State Aid Highway No. 3 (formerly Minnesota State Highway No. 25).

AND

That part of Government Lot Three (3), Section Eighteen (18), Township Forty-five (45), Range Thirty (30), described as follows: Commencing at the South Quarter Corner of said Section 18, as is perpetuated in the plat of Koop and Walker’s Addition to the City of Brainerd; thence North 02 degrees 08 minutes 43 seconds West, assumed bearing along the North-South Quarter section line as shown on said plat, 586.0 feet to the Northwest corner of said plat; thence North 87 degrees 51 minutes 17 seconds East along the North line of Q Street (shown as Walker Street on said plat) a distance of 240.75 feet to the point of beginning of tract to be herein described; thence North 07 degrees 22 minutes 00 seconds West 389.84 feet; thence South 82 degrees 49 minutes 57 seconds West 50.63 feet; thence North 02 degrees 23 minutes 46 seconds West 248.04 feet; thence North 87 degrees 14 minutes 20 seconds East 38.08 feet; thence North 00 degrees 43 minutes 34 seconds West 271.50 feet to its intersection with the Southeasterly right of way of Trunk Highway Number 25; thence Southwesterly along said right of way 108.41 feet on a non-tangential curve, concave to the Southeast having a radius of 1065.91 feet, central angle of 05 degrees 49 minutes 38 seconds, and the chord of said curve bears South 22 degrees 13 minutes 18 seconds West; thence North 70 degrees 41 minutes 31 seconds West continuing along said highway right of way and the prolongation of the radial line of last described curve, 30.00 feet; thence Southwesterly continuing along said highway right of way 95.64 feet on a non-tangential curve concave to the Southeast, having a radius of 1095.91 feet, central angle of 05 degrees 00 minutes 00 seconds, and the chord of said curve bears South 16 degrees 48 minutes 29 seconds West; thence North 75 degrees 41 minutes 31 seconds West continuing along said highway right of way on the prolongation of the radial line of last described curve, 17.00 feet; thence Southerly continuing along said highway right of way 319.59 feet on a non-tangential curve, concave to the East having a radius of 1112.91 feet, central angel of 16 degrees 27 minutes 12 seconds, and the chord of said curve bears South 06 degrees 04 minutes 53 seconds West; thence South 02 degrees 08 minutes 43 seconds East continuing along said highway right of way, tangent to the last described curve a distance of 415.10 feet to its

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1.01(f) - 2

intersection with the North line of said Q Street; thence North 87 degrees 51 minutes 17 seconds East along said North line of Q Street 207.75 feet to the point of beginning.

EXCEPT

That part of Government Lot 1, Section 34, Township 134, North of Range 28, West of the Forth Principal Meridian; and Government Lot 4, Section 18, Township 45, North of Range 30, West of the Forth Principal Meridian, and the bed of the Mississippi River described as follows: Commencing at the south quarter corner of Section 18 of said Township 45, Range 30 and assuming the east line of Government Lot 4 of said Section 18 bears North 02 degrees 40 minutes 23 seconds West; thence North 02 degrees 40 minutes 23 seconds West, a distance of 586.00 feet; thence South 87 degrees 19 minutes 37 seconds West, a distance of 833.00 feet; thence North 10 degrees 10 minutes  23 seconds West, a distance of 302.66 feet to the point of beginning of the parcel to be described; thence South 87 degrees 51 minutes 30 seconds East, a distance of 71.56 feet; thence North 02 degrees 47 minutes 08 seconds East, a distance of 68.72 feet; thence North 08 degrees 29 minutes 28 seconds West, a distance of 221.91 feet; thence North 73 degrees 48 minutes 06 seconds West, a distance of  91 feet, more or less, to the easterly shoreline of the Mississippi River; thence southerly along said easterly shoreline a distance of 6 feet, more or less, to the intersection with the northeasterly line as described in Easement Agreement document number 632070, on file at the Crow Wing County Recorder’s Office; thence North 60 degrees 33 minutes 23 seconds West, a distance of 479 feet, more or less, to the most northerly corner as described in said Easement Agreement; thence South 29 degrees 26 minutes 37 seconds West, a distance of 34 feet, more or less, to the westerly shoreline of the Mississippi River; thence southerly along said westerly shoreline to the intersection with the southwesterly line as described in said Easement Agreement; thence South 60 degrees 33 minutes 23 seconds East, along said southwesterly line and its southeasterly extension, a distance of 494 feet, more or less, to said westerly shoreline; thence southerly along said westerly shoreline a distance of  47 feet, more or less, to the intersection of a line that bears North 87 degrees 51 minutes 30 seconds West from the point of beginning; thence South 87 degrees 51 minutes 30 seconds East, a distance of 110 feet, more or less to the point of beginning.

SUBJECT TO EASEMENT A

That part of Government Lots One (1) and Two (2), Section Nineteen (19), Township Forty-five (45), Range Thirty (30), and that part of Government Lot Four (4), Section Eighteen (18), Township Forty-five (45) Range (30), described as follows: Commencing at the south quarter corner of Section 18 of said Township 45, Range 30 and assuming the east line of Government Lot 4 of said Section 18 bears North 02 degrees 40 minutes 23 seconds West; thence North 85 degrees 00 minutes 23 seconds West 34.01 feet along the north line of said Government Lot 1 of Section 19 to the monumented westerly right of way line of Mill Avenue, according to the survey by Dean M. Anderson dated February 6, 1959; thence South 02 degrees 36 minutes 11 seconds East 934.42 feet along said monumented westerly right of way line to an iron pipe set in concrete on the north line of “M” Street, according to said survey by Dean M. Anderson dated February 6, 1959; thence South 89 degrees 42 minutes 56 seconds West 1341.19 feet along the

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1.01(f) - 3

monumented north line of “M” Street and the westerly extension thereof, according to said survey by Dean M. Anderson dated February 6, 1959, and the point of beginning of the easement to be described; thence North 30 degrees 58 minutes 56 seconds East, a distance of 14.28 feet; thence North 88 degrees 32 minutes 07 seconds West, a distance of 69.39 feet; thence North 10 degrees 47 minutes 20 seconds East, a distance of 387.13 feet; thence North 23 degrees 34 minutes 27 seconds East, a distance of 209.07 feet; thence North 21 degrees 37 minutes 06 seconds East, a distance of 269.59 feet; thence North 26 degrees 38 minutes 17 seconds East, a distance of 214.81 feet; thence North 27 degrees 29 minutes 03 seconds East, a distance of 442.20 feet; thence North 01 degree 30 minutes 45 seconds East, a distance of 357.72 feet to “Line A”; thence North 87 degrees 51 minutes 30 seconds West along said “Line A” a distance of 50.04 feet; thence South 01 degree 30 minutes 45 seconds West, a distance of 346.74 feet; thence South 27 degrees 29 minutes 03 seconds West, a distance of 431.04 feet; thence South 26 degrees 38 minutes 17 seconds West, a distance of 217.37 feet; thence South 21 degrees 37 minutes 06 seconds West, a distance of 121.19 feet; thence North 68 degrees 22 minutes 54 seconds West, a distance of 76.79 feet; thence South 21 degrees 37 minutes 06 seconds West, a distance of 50.00 feet; thence South 68 degrees 22 minutes 54 seconds East, a distance of 76.79 feet; thence South 21 degrees 37 minutes 06 seconds West, a distance of 99.74 feet; thence South 23 degrees 34 minutes 27 seconds West, a distance of 213.82 feet; thence South 10 degrees 47 minutes 20 seconds West, a distance of 451.61 feet; thence South 88 degrees 32 minutes 07 seconds East, a distance of 117.19 feet; thence North 59 degrees 01 minute 04 seconds West, a distance of 15.00 feet; thence North 30 degrees 58 minutes 56 seconds East, a distance of  34.69 feet to the point of beginning.

LEGAL DESCRIPTION “LINE A”

Line A is described as follows: Commencing at the south quarter corner of Section 18 of said Township 45, Range 30 and assuming the east line of Government Lot 4 of said Section 18 bears North 02 degrees 40 minutes 23 seconds West; thence North 02 degrees 40 minutes 23 seconds West, a distance of 586.00 feet; thence South 87 degrees 19 minutes 37 seconds West, a distance of 833.00 feet; thence North 10 degrees 10 minutes 23 seconds West, a distance of 302.66 feet to the point of beginning of the line to be described; thence said line bears North 87 degrees 51 minutes 30 seconds West and South 87 degrees 51 minutes 30 seconds East from the point of beginning.

SUBJECT TO EASEMENT B

That part of Government Lots One (1), Section Nineteen (19), Township Forty-five (45), Range Thirty (30), and that part of Government Lot Four (4), Section Eighteen (18), Township Forty-five (45) Range (30), described as follows: Commencing at the south quarter corner of Section 18 of said Township 45, Range 30 and assuming the east line of Government Lot 4 of said Section 18 bears North 02 degrees 40 minutes 23 seconds West; thence North 85 degrees 00 minutes 23 seconds West 34.01 feet along the north line of said Government Lot 1 of Section 19 to the monumented westerly right of way line of Mill Avenue, according to the survey by Dean M. Anderson dated February 6, 1959; thence South 02 degrees 36 minutes 11 seconds East along

{W0889728.DOC/1}

1.01(f) - 4

said monumented westerly right of way line, a distance of  161.33 feet to the point of beginning of the easement to be described; thence North 85 degrees 10 minutes 06 seconds West, a distance of 25.81 feet; thence North 14 degrees 32 minutes 54 seconds West, a distance of 190.29 feet; thence North 07 degrees 39 minutes 51 seconds East, a distance of 43.90 feet; thence North 03 degrees 06 minutes 38 seconds West, a distance of 778.22 feet;  thence North 13 degrees 27 minutes 04 second West, a distance of 371.72 feet, thence North 85 degrees 18 minutes 07 seconds West, a distance of 71.96 feet; thence North 16 degrees 51 minutes 17 seconds West, a distance of 470.97 feet; thence North 55 degrees 05 minutes 21 seconds West, a distance of 53.63 feet; thence South 84 degrees 33 minutes 42 seconds West, a distance of 193.68 feet; thence South 77 degrees 01 minute 59 seconds West, a distance of 53.65 feet; thence South 58 degrees 45 minutes 34 seconds West, a distance of 184.36 feet; thence South 49 degrees 14 minutes 24 seconds West, a distance of 124.85 feet; thence South 19 degrees 52 minutes 10 seconds West, a distance of 42.96 feet; thence South 00 degrees 55 minutes 15 seconds East, a distance of 82.45 feet; thence South 16 degrees 53 minutes 31 seconds East, a distance of 148.71 feet; thence South 07 degrees 47 minutes 56 seconds East, a distance of 78.01 feet to “Line B”; thence South 73 degrees 48 minutes 06 seconds East along said “Line B”, a distance of 18.06 feet; thence North 07 degrees 47 minutes 56 seconds West, a distance of 86.67 feet; thence North 16 degrees 53 minutes 31 seconds West, a distance of 147.71 feet; thence North 00 degrees 55 minutes 15 seconds West, a distance of 77.10 feet; thence North 19 degrees 52 minutes 10 seconds East, a distance of 35.61 feet; thence North 49 degrees 14 minutes 24 seconds East, a distance of 119.16 feet; thence North 58 degrees 45 minutes 34 seconds East, a distance of 180.33 feet; thence North 77 degrees 01 minutes 59 seconds East, a distance of 49.91 feet; thence North 84 degrees 33 minutes 42 seconds East, a distance of 186.54 feet; thence South 55 degrees 05 minutes 21 seconds East, a distance of 41.84 feet; thence South 16 degrees 51 minutes 17 seconds East, a distance of 476.48 feet; thence South 85 degrees 18 minutes 07 seconds East, a distance of 71.23 feet; thence South 13 degrees 27 minutes 04 seconds East, a distance of 358.27 feet, thence South 03 degrees 06 minutes 38 seconds East, a distance 367.15 feet; thence South 04 degrees 04 minutes 31 seconds West, a distance of 179.69 feet; thence South 02 degrees 50 minutes 22 seconds East, a distance of 25.64 feet; thence South 87 degrees 09 minutes 38 seconds West, a distance of 85.30 feet; thence South 75 degrees 57 minutes 31 seconds West, a distance of 92.65 feet; thence South 13 degrees 55 minutes 42 seconds East, a distance of 11.02 feet; thence South 76 degrees 04 minutes 18 seconds West, a distance of 415.04 feet; thence North 72 degrees 39 minutes 45 seconds West, a distance of 88.96 feet; thence North 40 degrees 38 minutes 41 seconds West, a distance of 46.10 feet; thence North 15 degrees 16 minutes 29 seconds East, a distance of 114.63 feet; thence North 33 degrees 29 minutes 32 seconds West, a distance of 129.78 feet; thence North 10 degrees 09 minutes 50 seconds West, a distance of 434.83 to “Line A”; thence North 87 degrees 51 minutes 30 seconds West along  said “Line A”, a distance of 16.89 feet; thence South 10 degrees 09 minutes 50 seconds East, a distance of 441.83 feet; thence South 33 degrees 29 minutes 32 seconds East, a distance of 125.71 feet; thence South 15 degrees 16 minutes 29 seconds West, a distance of 115.91 feet; thence South 40 degrees 38 minutes 41 seconds East, a distance of 59.60 feet; thence South 72 degrees 39 minutes 45 seconds East, a distance 98.31 feet; thence North 76 degrees 04 minutes 18 seconds East, a distance of 387.76 feet; thence South 79 degrees 30 minutes 37 seconds East, a distance of 135.45 feet; thence North 83 degrees 02 minutes 03

{W0889728.DOC/1}

1.01(f) - 5

seconds East, a distance of  20.30 feet; thence South 15 degrees 18 minutes 46 seconds East, a distance of 163.89 feet; thence South 11 degrees 26 minutes 31 seconds East, a distance of 142.91 feet; thence South 02 degrees 37 minutes 55 seconds East, a distance of 79.62 feet; thence South 23 degrees 49 minutes 23 seconds East, a distance of 32.99 feet; thence South 85 degrees 10 minutes 06 seconds East, a distance of 78.54 feet to the monumented westerly right of way line of Mill Avenue, according to the survey by Dean M. Anderson dated February 6, 1959; thence North 02 degrees 36 minutes 11 seconds West along the monumented westerly right of way line of Mill Avenue, according to the survey by Dean M. Anderson dated February 6, 1959, a distance of 64.73 feet to the point of beginning.

LEGAL DESCRIPTION “LINE A”

Line A is described as follows: Commencing at the south quarter corner of Section 18 of said Township 45, Range 30 and assuming the east line of Government Lot 4 of said Section 18 bears North 02 degrees 40 minutes 23 seconds West; thence North 02 degrees 40 minutes 23 seconds West, a distance of 586.00 feet; thence South 87 degrees 19 minutes 37 seconds West, a distance of 833.00 feet; thence North 10 degrees 10 minutes 23 seconds West, a distance of 302.66 feet to the point of beginning of the line to be described; thence said line bears North 87 degrees 51 minutes 30 seconds West and South 87 degrees 51 minutes 30 seconds East from the point of beginning.

LEGAL DESCRIPTION “LINE B”

Line B is described as follows: Commencing at the south quarter corner of Section 18 of said Township 45, Range 30 and assuming the east line of Government Lot 4 of said Section 18 bears North 02 degrees 40 minutes 23 seconds West; thence North 02 degrees 40 minutes 23 seconds West, a distance of 586.00 feet; thence South 87 degrees 19 minutes 37 seconds West, a distance of 833.00 feet; thence North 10 degree 10 minutes 23 seconds West, a distance of 302.66 feet; thence South 87 degrees 51 minutes 30 seconds East, a distance of 71.56 feet; thence North 02 degrees 47 minutes 08 seconds East, a distance of 68.72 feet; thence North 08 degrees 29 minutes 28 seconds West, a distance of 221.91 feet to the point of beginning of the line to be described; thence North 73 degrees 48 minutes 06 seconds West, a distance of 91 feet, more or less, to the shore of the Mississippi River and said line there terminating.

{W0889728.DOC/1}

1.01(f) - 6

SCHEDULE 1.01(g)

Excluded Timberlands’ Parcels

See attached spreadsheet.

{W0889728.DOC/1}

General Description	County	Town	ParcelNumber	AlternateParcelNumber	Section	Township	Range	Description	Acres	2013 Assd Value	2013 EFMV	2013 Tax	MFL or FCL Number	Potential Value
Brokaw														
	MARATHON	TEXAS	078-2907-025-0997	39.022907.0GL.002.01.00	2	29	07E	GOVT LOT 2	20.09	45,300		847.58		
	MARATHON	MAINE	052-3007-265-0995	26.263007.0GL.010.00.00	26	30	07E	GOVT LOT 10 EX HWY	24.99	82,500	83,000	23.70		**Total Value for**
	MARATHON	MAINE	052-3007-265-0999	26.263007.0GL.001.00.00	26	30	07E	GOVT LOT 1	2.9	1,300	-	26.58		**All Parcels combined**
	MARATHON	MAINE	052-3007-341-0997	26.343007.003.000.00.00	34	30	07E	PT OF SW1/4 NE1/4 THAT PT LYG S & E OF HWY	15.96	38,300	38,500	783.04	In the area of these lands:	**Estimated to be**
	MARATHON	MAINE	052-3007-345-0996	26.343007.0GL.006.00.00	34	30	07E	GOVT LOT 6	33.51	77,800	78,300	25.60	MFL #37-294-1999	**$100,000**
	MARATHON	MAINE	052-3007-345-0997	26.343007.0GL.005.00.00	34	30	07E	GOVT LOT 5	69.6	176,100	177,100	55.63	and	**Land has no retail or**
	MARATHON	MAINE	052-3007-345-0999	26.343007.OGL.001.00.00	34	30	07E	GOVT LOT 1	2.93	500	-	10.22	MFL #37-022-1991	**Commercial Value**
	MARATHON	MAINE	052-3007-355-0997	26.353007.0GL.003.00.00	35	30	07E	GOVT LOT 3	19.61	66,700	67,100	23.41		
	MARATHON	MAINE	052-3007-355-0998	26.353007.OGL.002.00.00	35	30	07E	GOVT LOT 2	7.86	2,000	-	40.89		**Best Use is for**
	MARATHON	Brokaw	106-2907-022-9989	45.022907.008.002.00.00	2	29	07E	PT OF SE 1/4 NW 1/4 HTAT PT LYG S OF C M ST P & P RR R/W	9.25	36,400	32,700	1,375.65		**Conservancy**
	MARATHON	Brokaw	106-2907-025-9995	45.022907.0GL.006.02.00	2	29	07E	PT OF GOVT LOT 6 A STRIP OF LAND 10 RDS WIDE LGY S OF & CONTIG TO & PARA WITH MEADNER LAN OF S BANK OF WI RI ACROSS GL 6	5.53	15,500	13,900	585.79		
	MARATHON	Brokaw	106-2907-025-9996	45.022907.0GL.005.00.00	2	29	07E	GOVT LOT 5-AN ISLAND	4.29	12,000	10,800	453.51		
	MARATHON	Brokaw	106-2907-025-9999	45.022907.0GL.003.00.00	2	29	07E	GOVT LOT 3	36.31	101,700	91,200	3,843.52		
	MARATHON	Brokaw	106-2907-035-0994	45.032907.0GL.006.00.00	2	29	07E	PT OF GOVT LOT 6 A STRIP OF LAND 10 RDS WIDE LYG S & W OF CONTIG TO & RUNNING PARA WITH MEANDER LN OF SWLY BANK OF WI RIVER ACROSS GL 6 EX HWY	5.78	16,200	14,500	612.24		
	MARATHON	Brokaw	106-2907-035-1001	45.500.00L.00A.00.00				EVERET PLAT OUT LOT A		29,000	26,000	1,095.99		
	MARATHON	Brokaw	106-2907-035-9991	45.032907.0GL.009.03.00				PT OF GOVT LOT 9 A STRIP OF LAND 10RDS WIDE LYG S OF CONTIG TO & RUNNING PARA WITH MEANDER LN OF S BANK OF WI RI	5.67	15,900	14,300	600.90		
	MARATHON	Brokaw	106-2907-035-9992	45.032907.0GL.008.02.00				PT OF GOVT LOT 8 A STRIP OF LAND 10 RDS WIDE LYG S & W OF CONTIG TO & RUNNING PARA WITH MEANDER LN OF SWLY BANK OF WI RI ACROSS GL 8	5.94	16,600	14,900	627.36		
	MARATHON	Brokaw	106-2907-035-9993	45.032907.0GL.007.02.00				PT OF GOVT LOT 7 A STRIP OF LAND 10 RDS WIDE LYG S & W OF CONTIG TO & RUNNING PARA WITH MEANDER LN OF SWLY BANK OF WI RI ACROSS GL 7EX HWY	3.91	10,900	9,800	411.94		
	MARATHON	Brokaw	106-2907-035-0991					PT OF GVT LOT 4 & 5 & PT OF GOVT LOT 4 SEC 2-29-07-OUTLOT 1CSM	34.2	225,900	202,700	8,537.37		
	MARATHON	Brokaw	106-2907-025-0993	45.022907.0GL.004.05.00				Pt of govt lot 4-LYG Nely & Sely of WI River	20.55	135,700	121,700	5,128.47		
			106-2907-035-9998											
			106-2907-035-9999											
Total Acres									**328.9**	**$1,106,300**	**$996,500**	**$25,109**		**$100,000**
Lands North & South of the City of Mosinee, West of the Wisconsin River														
	MARATHON	MOSINEE	29.082707.002.000.00.00	058-2707-081-0998	8	27	07E	NW 1/4 NE1/4 EX VOL 318M-45 (RD)	39.5	142,200	140,400	84.53	MFL #37-050-2009	**Land has both**
	MARATHON	MOSINEE	29.082707.003.000.00.00	058-2707-081-0997	8	27	07E	SW 1/4 NE 1/4	40	144,000	142,200	85.60	MFL #37-050-2009	**recreational and industrial**
	MARATHON	MOSINEE	29.082707.001.000.00.00	058-2707-081-0999	8	27	07E	NE 1/4 NE 1/4 EX VOL M318-45 (RD)	39.5	142,200	140,400	84.53	MFL #37-050-2009	**value.**
	MARATHON	MOSINEE	29.082707.005.000.00.00	058-2707-082-0999	8	27	07E	NE 1/4 NW 1/4	38.75	139,500	137,800	82.93	MFL #37-050-2009	**Assume we can realize**
	MARATHON	MOSINEE	29.082707.014.001.00.00	058-2707-084-0991	8	27	07E	W1/2 NW1/4 SE1/4	17.59	63,300	62,500	37.64	MFL #37-050-2009	**$1,200/acre**
	MARATHON	MOSINEE	29.172707.005.000.00.00	058-2707-172-0999	17	27	07E	NE 1/4 NW 1/4	40	144,000	142,200	85.60	MFL #37-050-2009	
	MARATHON	MOSINEE	29.172707.008.000.00.00	058-2707-172-0988	17	27	07E	SE1/4 NW1/4	40	144,000	142,200	85.60	MFL #37-050-2009	
	MARATHON	MOSINEE	29.172707.009.001.00.00	058-2707-173-0999	17	27	07E	PT OF NE1/4 SW1/4 & OF GOVT LOT 3 - THAT PT LYG N OF FOUR MILE CREEK ROAD	10.606	38,200	37,700	22.70	MFL #37-050-2009	
	MARATHON	MOSINEE	0	058-2707-175-0998	17	27	07E	PT OF GOVT LOT 1 PT LYG WLY OF HWY	46	165,600	163,500	98.44	MFL #37-050-2009	
	MARATHON	MOSINEE	0	058-2707-175-0991	17	27	07E	PT OF GOVT LOT 2 PT LYG WLY OF HWY	21.3	76,700	75,700	45.58	MFL #37-050-2009	
	MARATHON	MOSINEE	0	058-2707-315-0998	31	27	07E	GOVT LOT 3	38.8	18,400		326.50		
	MARATHON	MOSINEE	0	058-2707-315-0997	31	27	07E	GOVT LOT 4	42.72	18,700		331.83		
Total Acres									**437.5**	**$1,160,144**	**$1,108,944**	**$1,370**		**$524,959**
Rhinelander by Airport														**Land has recreational &**
	ONEIDA	CRESCENT	CR 117		9	36	08E	SE NE 40A	40	64,000	63,300	31.60	MFL #44-245-1999	**commercial value.**
	ONEIDA	CRESCENT	CR 136		10	36	08E	SW NW	37	74,000	73,200	29.23	MFL #44-245-1999	**Assume we can realize**
	ONEIDA	CRESCENT	CR 135		10	36	08E	PT NW NW	13	32,500	32,100	488.39		**$1,200/acre**
Total Acres									**90**	**$170,500**	**$168,600**	**$549**		**$108,000**
Pine Lake Landfill (Owned by Wausau Paper)														
	ONEIDA	PINELAKE	PL186		2	37	N9E	NENW	33	63,100	60,000	945.66	No	**Part of Landfill. Not for sale.**
	ONEIDA	PINELAKE	PL 187		2	37	N9E	NWNW	32	20,200	19,200	302.71	No	**Assume $1,200/acre**
	ONEIDA	PINELAKE	PL188		2	37	N9E	SWNW LYING E OF HWY 17	29	53,800	51,200	806.28	No	**Assume $1,200/acre**
	ONEIDA	PINELAKE	PL189		2	37	N9E	SENW	40	70,900	67,500	1,062.54	No	**Part of Landfill. Not for sale.**
	ONEIDA	PINELAKE	PL190		2	37	N9E	NESW	40	98,400	93,600	100.80	FC #44-023-1973	**Part of Landfill. Not for sale.**
	ONEIDA	PINELAKE	PL195		2	37	N9E	NWSE	40	98,800	94,000	100.80	FC #44-023-1973	**Part of Landfill. Not for sale.**
	ONEIDA	PINELAKE	PL183		2	37	N9E	PT NWNE	10	22,400	21,300	335.71	No	**Part of Landfill. Not for sale.**
	ONEIDA	PINELAKE	PL183 - 1										No	**Part of Landfill. Not for sale.**
	ONEIDA	PINELAKE	PL184		2	37	N9E	HWY 17 SWNE	40	80,000	76,100	1,128.80	No	**Part of Landfill. Not for sale.**
									61					**$73,200**
													Total Value of Saleable Lands	**$806,000**

{W0889728.DOC/1}

SCHEDULE 5.10

Insurance

Loan Party	Carrier (Broker)	Policy Number	Expiration Date	Type	Terms
Wausau Paper Corp.; Wausau Paper Towel & Tissue, LLC; Wausau Timberland Company, LLC; Wausau Paper Mills, LLC; The Sorg Paper Company; The Middletown Hydraulic Company	FM Global	XH247	1/1/14 - 1/1/15	Property	Deductibles = $100,000 Combined All Coverages
Mills - $250,000 Property Damage & 3 Day Plant Equivalent
30 Day Equivalent (Boiler & Yankees), 10 Day Equivalent (PM3)
Flood - $1M deductible, $250M limit
Terrorism - $5M Limit Business Interruption - $85,850,942 Limit
Wausau Paper Corp.	Chubb - Primary		6/1/13 - 9/1/14	Directors & Officers	Limit - $10,000,000
Deductible - $250,000 Defense Costs Insuring Agmt B or C
Deductible - $500,000 Loss Under Insuring Agmt B Other than SEC
	C.N.A. - Excess		6/1/13 - 9/1/14		Limit - $10,000,000 x $10M
	St. Paul Travelers - Excess		6/1/13 - 9/1/14		Limit - $10,000,000 x $20M
	Beazley - Side A DIC		6/1/13 - 9/1/14		Limit - $10,000,000 x $30M
Wausau Paper Corp; ; Wausau Paper Towel & Tissue, LLC; Wausau Timberland Company, LLC; Wausau Paper Mills, LLC; The Sorg Paper Company; The Middletown Hydraulic Company.	Sentry Insurance	90-03895	1/1/14 - 1/1/15	General Liability	Premium based on sales of $385,000,000
Limit = $1.0m/$2.0m
$25,000 GL Ded.
Wausau Paper Corp.	St. Paul Travelers		1/1/14 - 1/1/15	Umbrella-Primary	Limit = $25,000,000
Wausau Paper Corp.	Fireman's Fund		1/1/14 - 1/1/15	Umbrella-Excess	Limit = $25,000,000 x $25M
Wausau Paper Corp.	C.N.A.		1/1/14 - 1/1/15	Umbrella-Excess	Limit = $25,000,000 x $50M
Wausau Paper Corp.	Sentry Insurance		1/1/14 - 1/1/15	Automobile	Combined Single Limit = $1,000,000
Includes Collision & Comprehensive for 2007 and newer vehicles
(All Others Self Insured)
$2,500 Deductible Tractor/Trailers & $1,000 Deductible for Autos
Wausau Paper Corp.	Sentry Insurance	90-03895	1/1/14 - 1/1/15	Workers’ Compensation	Limits = Statutory / BI $500,000 per Occurrence
Incurred Loss Retro Rating Plan
Includes OH Excess
Wausau Paper Corp.	Chubb		6/1/13 - 9/1/14	Fiduciary	Annual Limit = $15,000,000
Deductible = $50,000
Wausau Paper Corp.	St. Paul Travelers		6/1/13 - 9/1/14	Crime (Blanket)	Limit = $5,000,000 Per Crime
Deductible = $200,000
Wausau Paper Corp.	US Specialty Ins Co		6/01/11 - 9/01/14	Special Crime	Limit = $5,000,000 per Occurrence
Total premium for 3 year term.
Wausau Paper Corp.	Global Aerospace		1/1/14 - 1/1/15	Aircraft	Limit = $100,000,000 Per Occurrence
VISTA Program Applicable
Wausau Paper Corp.	TravelGuard (Chartis)		1/1/14 - 1/1/17	Travel	Limit = $300,000 per Person or $2,500,000 Aggregate
Wausau Paper Corp.	Fireman's Fund		6/1/14 - 6/1/15	Ocean Cargo	Conveyance Limit = $500,000
Deductible = $2,500

{W0889728.DOC/1}

5.10 - 3

SCHEDULE 5.12

Pension Plans

1.

Wausau Paper Corp. Retirement Plan

2.

Wausau Paper Corp. Pension Plan

3.

Rhinelander Paper Company, Inc. Pension Plan

4.

Wausau Papers of New Hampshire, Inc. Pension Plan

{W0889728.DOC/1}

SCHEDULE 5.20(a)

Subsidiaries, Joint Ventures, Partnerships and Other Equity Investments

Issuer	Owner	Total No. of Units/Shares Outstanding	No. of Units/Shares Owned by Loan Party	Certificate Number(s)	Percentage of Owned Units/Shares by Loan Party	Class/Nature
Wausau Paper Towel & Tissue, LLC	Wausau Paper Corp.	1,000	1,000	1	100%	Voting
Wausau Timberland Company, LLC	Wausau Paper Corp.	1,000	1,000	1	100%	Voting
Wausau Paper Mills, LLC	Wausau Paper Corp.	1,000	1,000	3	100%	Voting
The Sorg Paper Company	Wausau Paper Corp.	500,000	500,000	1789	100%	Voting
The Middletown Hydraulic Company	The Sorg Paper Company	1,000	1,000	307	100%	Voting

{W0889728.DOC/1}

SCHEDULE 5.20(b)

Loan Parties

Exact Legal Name of Loan Party:	Wausau Paper Corp.
Previous Legal Names within the 4 months prior to the Closing Date:	None
Jurisdiction of Organizational Incorporation:	Wisconsin
Type of Organization:	Corporation
Jurisdictions where Qualified to do Business:	Texas
Address of Chief Executive Office:	100 Paper Place Mosinee, WI 54455
Address of Principal Place of Business:	100 Paper Place Mosinee, WI 54455
U.S. FEIN:	39-0690900
Organizational Identification Number:	1W00901
Ownership Information:	Publicly held
Industry or Nature of Business:	Paper industry

Exact Legal Name of Loan Party:	Wausau Timberland Company, LLC
Previous Legal Names within the 4 months prior to the Closing Date:	None
Jurisdiction of Organization/Incorporation:	Wisconsin
Type of Organization:	Limited Liability Company
Jurisdictions where Qualified to do Business:	None
Address of Chief Executive Office:	100 Paper Place Mosinee, WI 54455
Address of Principal Place of Business:	100 Paper Place Mosinee, WI 54455
U.S. FEIN:	11-3794085
Organizational Identification Number:	W048421
Ownership Information:	Wausau Paper Corp.
Industry or Nature of Business:	Ownership of timberlands

{W0889728.DOC/1}

5.20(b) - 1

Exact Legal Name of Loan Party:	Wausau Paper Mills, LLC
Previous Legal Names within the 4 months prior to the Closing Date:	None
Jurisdiction of Organization/Incorporation:	Wisconsin
Type of Organization:	Limited Liability Company
Jurisdictions where Qualified to do Business:	Arizona, Georgia, Illinois, Maine, Minnesota, Mississippi, South Carolina, and Texas

Address of Chief Executive Office:	100 Paper Place Mosinee, WI 54455
Address of Principal Place of Business:	100 Paper Place Mosinee, WI 54455
U.S. FEIN:	41-2218500
Organizational Identification Number:	W050743
Ownership Information:	Wausau Paper Corp.
Industry or Nature of Business:	Paper Industry

Exact Legal Name of Loan Party:	Wausau Paper Towel & Tissue, LLC
Previous Legal Names within the 4 months prior to the Closing Date:	None

Jurisdiction of Organization/Incorporation:	Wisconsin
Type of Organization:	Limited Liability Company
Jurisdictions where Qualified to do Business:	Florida, Kentucky, Ohio, and Texas

Address of Chief Executive Office:	100 Paper Place Mosinee, WI 54455

Address of Principal Place of Business:	1150 Industry Road, Harrodsburg KY 40330 700 Columbia Avenue, Middletown OH 45042
U.S. FEIN:	41-2218501
Organizational Identification Number:	W050742
Ownership Information:	Wausau Paper Corp.
Industry or Nature of Business:	Paper Industry

{W0889728.DOC/1}

5.20(b) - 2

Exact Legal Name of Loan Party:	The Sorg Paper Company
Previous Legal Names within the 4 months prior to the Closing Date:	None
Jurisdiction of Organization/Incorporation:	Ohio
Type of Organization:	Corporation
Jurisdictions where Qualified to do Business:	None
Address of Chief Executive Office:	100 Paper Place Mosinee, WI 54455
Address of Principal Place of Business:	100 Paper Place Mosinee, WI 54455
U.S. FEIN:	31-0449950
Organizational Identification Number:	12803
Ownership Information:	Wausau Paper Corp
Industry or Nature of Business:	No Longer Conducts Business

Exact Legal Name of Loan Party:	The Middletown Hydraulic Company
Previous Legal Names within the 4 months prior to the Closing Date:	None
Jurisdiction of Organization/Incorporation:	Ohio
Type of Organization:	Corporation
Jurisdictions where Qualified to do Business:	None
Address of Chief Executive Office:	100 Paper Place Mosinee, WI 54455
Address of Principal Place of Business:	100 Paper Place Mosinee, WI 54455
U.S. FEIN:	31-0376840
Organizational Identification Number:	2580
Ownership Information:	The Sorg Paper Company
Industry or Nature of Business:	No Longer Conducts Business

{W0889728.DOC/1}

5.20(b) - 3

SCHEDULE 5.21(b)

Intellectual Property

Copyrights:

Copyright or Application Title	Country	Reg. or App. No.	Owner of Record	Issuance Date or App. Filing Date
Sorg Paper Company/K84724 (1969)	U.S.	K84724	The Sorg Paper Company	1969

Patents:

Patent or Application Title	Country	Reg. or App. No.	Owner of Record	Issuance Date or App. Filing Date
Core Reduction Method & Apparatus	U.S.	7107888	Wausau Paper Towel & Tissue, LLC	09/19/06
Core Reduction Method & Apparatus	U.S.	7789001	Wausau Paper Towel & Tissue, LLC	09/07/10
Core Reduction Apparatus	U.S.	7127974	Wausau Paper Towel & Tissue, LLC	10/31/06
Core Reduction Apparatus	U.S.	7389716	Wausau Paper Towel & Tissue, LLC	06/24/08
Double Core Tissue Roll, Dispenser and Method	U.S.	6491251	Wausau Paper Towel & Tissue, LLC	12/10/02
Double Core Tissue Roll, Dispenser and Method	U.S.	6648267	Wausau Paper Towel & Tissue, LLC	11/18/03
Hands-Free Paper Towel Dispenser	U.S.	5772291	Wausau Paper Towel & Tissue, LLC	06/30/98
Hands-Free Paper Towel Dispenser	U.S.	6105898	Wausau Paper Towel & Tissue, LLC	08/22/00
Hands-Free Paper Towel Dispensers	U.S.	6293486 B1	Wausau Paper Towel & Tissue, LLC	09/25/01
Hands-Free Paper Towel Dispensers	U.S.	6854684 B2	Wausau Paper Towel & Tissue, LLC	02/15/05
Hands-Free Paper Towel Dispensers	U.S.	7354015	Wausau Paper Towel & Tissue, LLC	04/08/08
Hands-Free Paper Towel Dispensers	U.S.	7325768	Wausau Paper Towel & Tissue, LLC	02/05/08
Hands-Free Paper Towel Dispensers	U.S.	12284334 (20090272836)	Wausau Paper Towel & Tissue, LLC	06/09/09
Improved Hands-Free Towel Dispenser with EMF Controller	U.S.	6988689	Wausau Paper Towel & Tissue, LLC	01/24/06
Interleaved Towel Dispenser	U.S.	12653272 (20110132920)	Wausau Paper Towel & Tissue, LLC	12/09/09
Microprocessor Controlled Hands-Free Paper Towel Dispenser	U.S.	6695246 B1	Wausau Paper Towel & Tissue, LLC	02/24/04
Microprocessor Controlled Hands-Free Paper Towel Dispenser	U.S.	7325767	Wausau Paper Towel & Tissue, LLC	02/05/08
Pleated Paper Towel Stack & Method	U.S.	12583189 (20110039677)	Wausau Paper Towel & Tissue, LLC	08/13/09
Roll Paper Towel Dispenser	U.S.	D440088 S	Wausau Paper Towel & Tissue, LLC	04/10/01
System and Method for Dispensing Paper Towel (a/k/a, Recessed Paper Towel Dispenser)	U.S.	7841556	Wausau Paper Towel & Tissue, LLC	11/30/10
System and Method for Dispensing Paper Towel	WO	PCTUS2007015582 (WO 2008/063248)	Wausau Paper Towel & Tissue, LLC	07/05/07
Towel Dispenser	U.S.	12583190 (20110039677)	Wausau Paper Towel & Tissue, LLC	08/13/09
Towel Dispenser With Anti-Free Wheel Mechanism	U.S.	6206322B1	Wausau Paper Towel & Tissue, LLC	06/21/99
Towel Dispenser With Auto-Load Arrangement	U.S.	12/930,153 (20120165974)	Wausau Paper Towel & Tissue, LLC	02/20/09
Towel Dispenser, Method For Dispensing Tissue, and Tissue Dispenser Insert	WO	PCTUS2012048133 (WO 2013/016416)	Wausau Paper Towel & Tissue, LLC	07/25/12
Towel Dispenser With Auto-Load Arrangement	U.S.	13/190,208 (20120165974)	Wausau Paper Towel & Tissue, LLC	12/28/10
Towel Dispenser, Method For Dispensing Tissue, and Tissue Dispenser Insert	U.S.	13/190,208 (20130026281)	Wausau Paper Towel & Tissue, LLC	07/25/11
Towel Dispenser and Method For Dispensing Tissue	U.S.	61871771	Wausau Paper Towel & Tissue, LLC	09/13/13
Towel Dispenser With Metering Mechanism	U.S.	6102269	Wausau Paper Towel & Tissue, LLC	08/15/00
Two Roll Paper Web Material Dispenser	U.S.	7083138	Wausau Paper Towel & Tissue, LLC	08/01/06
Two Roll Paper Web Material Dispenser	U.S.	7422174	Wausau Paper Towel & Tissue, LLC	09/09/08
Two Roll Paper Web Material Dispenser	U.S.	7841558	Wausau Paper Towel & Tissue, LLC	11/30/10
Three Roll Tissue Dispenser	U.S.	7014140	Wausau Paper Towel & Tissue, LLC	03/21/06
Three Roll Tissue Dispenser	U.S.	7114676	Wausau Paper Towel & Tissue, LLC	10/03/06
Wet/Dry Crepe Swing Paper Machinery (a/k/a, Wet Crepe Transfer Assembly for Paper Making Machine)	U.S.	7767061	Wausau Paper Towel & Tissue, LLC	08/03/10

Trademarks:

Mark	Country	Reg. or App. No.	Owner	Reg. Date or App. Filing Date
ALLIANCE	U.S.	86106996	Wausau Paper Towel & Tissue, LLC	10/31/13
ALLIANCE (stylized)	U.S.	86147508	Wausau Paper Towel & Tissue, LLC	12/18/13
ARTISAN	U.S.	85615905	Wausau Paper Towel & Tissue, LLC	05/03/12
ARTISAN (stylized)	U.S.	85615991	Wausau Paper Towel & Tissue, LLC	05/03/12
AUTHENTICALLY GREEN	U.S.	4023067	Wausau Paper Towel & Tissue, LLC	09/06/11
AUTHENTICALLY GREEN (and design)	U.S.	4029101	Wausau Paper Towel & Tissue, LLC	09/20/11
BAY WEST	U.S.	2417614	Wausau Paper Towel & Tissue, LLC	01/02/01
B DESIGN	U.S.	2417615	Wausau Paper Towel & Tissue, LLC	01/02/01
CUB-TOWLS	U.S.	0811174	Wausau Paper Towel & Tissue, LLC	07/19/66
DARI-TOWLS	U.S.	1047656	Wausau Paper Towel & Tissue, LLC	09/07/76
Design (Star)	U.S.	2226344	Wausau Paper Towel & Tissue, LLC	02/23/99
Design (Trees)	U.S.	1836755	Wausau Paper Mills, LLC	05/17/94 (expired 05/17/14 – not being renewed)
DUBLNATURE	U.S.	4396836	Wausau Paper Towel & Tissue, LLC	09/03/13
DUBLNATURE (stylized)	U.S.	4476066	Wausau Paper Towel & Tissue, LLC	01/28/14
DUBL-NATURE	U.S.	1926425	Wausau Paper Towel & Tissue, LLC	10/10/95
DUBL-SERV	U.S.	0957571	Wausau Paper Towel & Tissue, LLC	04/24/73
DUBLSERV	U.S.	86329853	Wausau Paper Towel & Tissue, LLC	07/07/2014
DUBLSOFT	U.S.	2089471	Wausau Paper Towel & Tissue, LLC	08/19/97
DUBL-TOUGH	U.S.	1951902	Wausau Paper Towel & Tissue, LLC	01/23/96
ECOSOFT	U.S.	4551934	Wausau Paper Towel & Tissue, LLC	06/17/14
ECOSOFT (stylized)	U.S.	86170645	Wausau Paper Towel & Tissue, LLC	01/21/14
ELEGANCE SERIES	U.S.	3822377	Wausau Paper Towel & Tissue, LLC	07/20/10
EXACT	U.S.	1123706	Wausau Paper Mills, LLC	08/07/79
EXACT	U.S.	1901731	Wausau Paper Mills, LLC	06/27/95
EXACT BRIGHTS	U.S.	3152691	Wausau Paper Mills, LLC	10/10/06
EXACT DIGITAL	U.S.	3117779	Wausau Paper Mills, LLC	07/18/06
EXACT ICE	U.S.	3149298	Wausau Paper Mills, LLC	09/26/06
FUSION	U.S.	4475982	Wausau Paper Towel & Tissue, LLC	01/28/14
FUSION (stylized)	U.S.	4476023	Wausau Paper Towel & Tissue, LLC	01/28/14
GRIZZLY	U.S.	2889690	Wausau Paper Towel & Tissue, LLC	09/28/04
OPTICORE	U.S.	3096206	Wausau Paper Towel & Tissue, LLC	05/23/06
OPTIFOLD	U.S.	3427297	Wausau Paper Towel & Tissue, LLC	05/13/08
OPTIROLL	U.S.	3631800	Wausau Paper Towel & Tissue, LLC	06/02/09
OPTISERV	U.S.	3157804	Wausau Paper Towel & Tissue, LLC	10/17/06
OPTISERV ACCENT	U.S.	4071671	Wausau Paper Towel & Tissue, LLC	12/31/11
OPTISERV HYBRID	U.S.	3807538	Wausau Paper Towel & Tissue, LLC	06/22/10
OPTISOURCE	U.S.	3370740	Wausau Paper Towel & Tissue, LLC	01/15/08
OPTISOURCE CONVERTIBLE	U.S.	3958998	Wausau Paper Towel & Tissue, LLC	05/10/11
OPTITOWEL	U.S.	3631801	Wausau Paper Towel & Tissue, LLC	06/02/09
OPTI-TOWLS	U.S.	3631799	Wausau Paper Towel & Tissue, LLC	06/02/09
REVOLUTION	U.S.	3085978	Wausau Paper Towel & Tissue, LLC	04/25/06
SILHOUETTE	U.S.	2748132	Wausau Paper Towel & Tissue, LLC	08/05/03
SINGLWIPES	U.S.	0786025	Wausau Paper Towel & Tissue, LLC	03/02/65
SIRRUS	U.S.	2286631	Wausau Paper Towel & Tissue, LLC	10/12/99
SIRRUS (stylized)	U.S.	2216572	Wausau Paper Towel & Tissue, LLC	01/05/99
TWINWIPES	U.S.	0715790	Wausau Paper Towel & Tissue, LLC	05/23/61
WAGON WHEEL	U.S.	2028386	Wausau Paper Towel & Tissue, LLC	01/07/97
WAUSAU	U.S.	1123265	Wausau Paper Corp.	07/31/79
WAUSAU	U.S.	1896187	Wausau Paper Corp.	05/30/95
WAUSAU PAPER	U.S.	3109793	Wausau Paper Corp.	06/27/06
WAUSAU PAPER	U.S.	3275762	Wausau Paper Corp.	08/07/07
WAUSAU PAPER	U.S.	3165783	Wausau Paper Corp.	10/31/06
WAUSAU PAPERS	U.S.	2123454	Wausau Paper Corp.	12/23/97
WAVE N’ DRY	U.S.	2371333	Wausau Paper Towel & Tissue, LLC	07/25/00

{W0889728.DOC/1}

5.21(b) - 9

SCHEDULE 5.21(c)

Documents, Instruments, and Tangible Chattel Paper

All Documents:

Loan Party	Description
None.

All Instruments:

Loan Party	Description
None.

All Tangible Chattel Paper:

Loan Party	Description
None.

{W0889728.DOC/1}

SCHEDULE 5.21(d)(i)

Deposit Accounts & Securities Accounts

Loan Party	Depository Institution/Securities Intermediary	ZBA/Benefits/Payroll/ Deposit/Etc.	Description of Accounts (including average amount/average market value held in such Account)
Wausau Paper Corp.	BMO Harris Bank, N.A. 770 North Water Street Milwaukee, WI 53202-3593	Depository Concentration	USD $6,700,000
Wausau Paper Towel & Tissue, LLC	BMO Harris Bank, N.A. 770 North Water Street Milwaukee, WI 53202-3593	Receivables (ZBA)
Wausau Paper Corp.	Royal Bank of Canada 25 Milverton Drive Mississauga, Ontario Canada L5R 3G2	Receivables	CAD $500,000
Wausau Paper Towel & Tissue, LLC	BMO Harris Bank, N.A. 770 North Water Street Milwaukee, WI 53202-3593	Payroll (ZBA)
Wausau Paper Corp.	BMO Harris Bank, N.A. 770 North Water Street Milwaukee, WI 53202-3593	Benefits (ZBA)
Wausau Paper Corp.	BMO Harris Bank, N.A. 770 North Water Street Milwaukee, WI 53202-3593	Benefits (ZBA)
Wausau Paper Corp.	BMO Harris Bank, N.A. 770 North Water Street Milwaukee, WI 53202-3593	Benefits	$1,000
Wausau Paper Corp.	BMO Harris Bank, N.A. 770 North Water Street Milwaukee, WI 53202-3593	Disbursements (ZBA)

{W0889728.DOC/1}

5.21(d)(i) - 2

SCHEDULE 5.21(d)(ii)

Electronic Chattel Paper & Letter of Credit Rights

Electronic Chattel Paper:

Loan Party	Account Debtor	Description
None.

Letter of Credit Rights:

Loan Party	Account Debtor	Description
None.

{W0889728.DOC/1}

SCHEDULE 5.21(e)

Commercial Tort Claims

Loan Party	Commercial Tort Claim	Description/Filing Jurisdiction and Information
None.

{W0889728.DOC/1}

SCHEDULE 5.21(f)

Pledged Equity Interests

Issuer	Owner	Total No. of Units/Shares Outstanding	No. of Shares Owned by Loan Party	No. of Shares Pledged	Certificate No.	Percentage of Owned Shares by Loan Party	Class/Nature
Wausau Paper Towel & Tissue, LLC	Wausau Paper Corp.	1,000	1,000	1,000	1	100%	Voting
Wausau Timberland Company, LLC	Wausau Paper Corp.	1,000	1,000	1,000	1	100%	Voting
Wausau Paper Mills, LLC	Wausau Paper Corp.	1,000	1,000	1,000	3	100%	Voting
The Sorg Paper Company	Wausau Paper Corp.	500,000	500,000	500,000	1789	100%	Voting
The Middletown Hydraulic Company	The Sorg Paper Company	1,000	1,000	1,000	307	100%	Voting

{W0889728.DOC/1}

SCHEDULE 5.21(g)(i)

Mortgaged Properties1

1 To be mortgaged pursuant to Section 6.20.

Loan Party	Number of Buildings Located on Property	Property Address/Parcel ID No.	City	County	State	Zip Code	Leased or Owned (if leased, the name of Owner)
Wausau Paper Corp.	2	100 Paper Place Mosinee, WI 54455 (Marathon County)	Mosinee	Marathon	WI	54455	Owned
Wausau Paper Corp.	Vacant	145-2707-222-0978	Mosinee	Marathon	WI	54455	Owned
Wausau Paper Corp.	Vacant	145-2707-222-0977	Mosinee	Marathon	WI	54455	Owned
Wausau Paper Mills, LLC (successor by merger to Mosinee Paper Corporation)	Vacant	145-2707-211-0941	Mosinee	Marathon	WI	54455	Owned
Wausau Paper Towel & Tissue, LLC (successor by merger to Bay West Paper Corporation)	4	1150 Industry Road Harrodsburg, KY 40330 (Mercer County)	Harrodsburg	Mercer	KY	40330	Owned
Wausau Paper Towel & Tissue, LLC (successor by merger to Bay West Paper Corporation)	Vacant	046.00.00050.01	Harrodsburg	Mercer	KY	40330	Owned
Wausau Paper Towel & Tissue, LLC (successor by merger to Bay West Paper Corporation)	Vacant	046.00.00050.00	Harrodsburg	Mercer	KY	40330	Owned
Wausau Paper Towel & Tissue, LLC (successor by merger to Bay West Paper Corporation)	11	700 Columbia Avenue Middletown, OH 45042 (Butler County)	Middletown	Butler	OH	45042	Owned
Wausau Paper Towel & Tissue, LLC (successor by merger to Bay West Paper Corporation)	Vacant	Q6511-013-000-005	Middletown	Butler	OH	45042	Owned
Wausau Paper Towel & Tissue, LLC (successor by merger to Bay West Paper Corporation)	Vacant	Q6511-013-000-014	Middletown	Butler	OH	45042	Owned
Wausau Paper Towel & Tissue, LLC (successor by merger to Bay West Paper Corporation)	Vacant	Q6511-013-000-014T	Middletown	Butler	OH	45042	Owned
Wausau Paper Towel & Tissue, LLC (successor by merger to Mosinee Holdings, Inc.)	Vacant	Q6511-028-000-003	Middletown	Butler	OH	45042	Owned
Wausau Paper Towel & Tissue, LLC (successor by merger to Mosinee Holdings, Inc.)	Vacant	Q6511-028-000-003T	Middletown	Butler	OH	45042	Owned
The Sorg Paper Company	1	901 North Main Street Middletown, OH 45042 (Butler County)	Middletown	Butler	OH	45042	Owned
The Middletown Hydraulic Company	Vacant	Q6511-016-000-006	Middletown	Butler	OH	45042	Owned
The Middletown Hydraulic Company	Vacant	Q6511-016-000-007	Middletown	Butler	OH	45042	Owned
The Middletown Hydraulic Company	Vacant	Q6511-016-000-008	Middletown	Butler	OH	45042	Owned
The Middletown Hydraulic Company	Vacant	Q6511-016-000-025	Middletown	Butler	OH	45042	Owned
The Middletown Hydraulic Company	Vacant	Q6511-016-000-026	Middletown	Butler	OH	45042	Owned
The Middletown Hydraulic Company	Vacant	Q6511-026-000-024	Middletown	Butler	OH	45042	Owned
The Middletown Hydraulic Company	Vacant	Q6511-032-000-039	Middletown	Butler	OH	45042	Owned
The Middletown Hydraulic Company	Vacant	Q6511-070-000-001	Middletown	Butler	OH	45042	Owned

{W0889728.DOC/1}

5.21(g)(i) - 4

SCHEDULE 5.21(g)(ii)

Other Properties

Loan Party	Property Address	Leased or Owned (L/O)	Name and Address of Lessor	Headquarter Location (Y/N)	Significant Administrative or Governmental Functions (Y/N)	Books and Records are Maintained (Y/N)	Personal Property Collateral is Maintained (Y/N)	FMV of Owned Properties
Wausau Paper Corp.	100 Paper Place Mosinee, WI 54455 (Marathon County)	O	N/A	Y	Y	Y	Y	$2,756,800
Wausau Paper Towel & Tissue, LLC	1150 Industry Road Harrodsburg, KY 40330 (Mercer County)	O	N/A	Y	Y	Y	Y	$38,300,000
Wausau Paper Towel & Tissue, LLC	700 Columbia Avenue Middletown, OH 45042 (Butler County)	O	N/A	N	N	N	Y	$5,019,532
Wausau Paper Corp.	1355/1357 Lebanon Road Danville, KY 40422 (Boyle County)	L	STAG IV Danville, LLC c/o STAG Industrial, Inc. 99 High Street, 28th Floor Boston, MA 02110	N	N	N	Y	N/A
Wausau Paper Towel & Tissue, LLC	1711 South Danville Bypass, Suite 1 Danville, KY 40422 (Boyle County)	L	Danville Warehousing, Inc. 1349-C South Park Drive Kernersville, NC 27284	N	N	N	Y	N/A
Wausau Paper Towel & Tissue, LLC	1525 Lebanon Road Danville, KY 40422 (Boyle County)	L	Esther-Jeffrey LLC Muffrey LLC Pasan LLC 185 NW Spanish River Blvd. Boca Raton, FL 33431	N	N	N	Y	N/A
Wausau Paper Towel & Tissue, LLC	416 Morris Drive Harrodsburg, KY 40330 (Mercer County)	L	Harrodsburg Industrial Warehouse 234 Hwy. 433 Mackville, KY 40040	N	N	N	Y	N/A
Wausau Paper Towel & Tissue, LLC	930/940/960 Deneen Avenue Monroe, OH 45050 (Warren County)	L	Omega Warehouse Services, LLC 940 Deneen Avenue Monroe, OH 45050	N	N	N	Y	N/A
Wausau Paper Corp.	200 CWA Drive Mosinee WI 54455 (Marathon County)	L	Central Wisconsin Airport 200 CWA Drive Mosinee, WI 54455	N	N	N	Y	N/A

{W0889728.DOC/1}

5.21(g)(ii) - 2

SCHEDULE 5.21(h)

Material Contracts

Loan Party	Description of Material Contract	Date of Material Contract
Wausau Paper Towel & Tissue, LLC	Fibrek Recycling U.S. Inc. – five-year contract for the supply of recycled pulp	4/11/2011
Wausau Paper Towel & Tissue, LLC	Dispensing Dynamics International, Ltd. – five-year contract for the supply of mechanical hands-free dispensers	7/18/2010
Wausau Paper Towel & Tissue, LLC	Dispensing Dynamics International, Ltd. – six-year contract for the supply of mechanical touch-free dispensers	3/2/2009 (original) 4/16/2010 (first amendment)
Wausau Paper Towel & Tissue, LLC	Convermat Corporation – contract and amendments for the supply of tissue parent rolls	9/1/2007 (original) 11/19/2010 (first amendment) 8/2/2011 (second amendment)
Wausau Paper Corp.	Stag IV Danville LLC – lease and amendments for warehouse located in Danville, KY	10/1/2007 (original) 10/3/2008 (first amendment) 1/20/2009 (second amendment) 9/4/2012 (third amendment) 10/10/2012 (fourth amendment) 6/18/2014 (fifth amendment)
Wausau Paper Corp.	Rights Agreement including the Form of Restated Articles of Incorporation as Exhibit A, the Form of Rights Certificate as Exhibit B, and the Summary of Rights to Purchase Preferred Shares as Exhibit C	10/21/98 (original) 8/22/00 (first amendment) 10/17/08 (second amendment) 3/5/13 (third amendment)
Wausau Paper Mills, LLC	Timberlands Purchase and Sale Agreement by and between Wausau Paper Mills, LLC and LFF III Timber Holding LLC	12/13/11
Wausau Timberland Company, LLC	Timberlands Purchase and Sale Agreement by and between Wausau Timberland Company, LLC and Heartwood Forestland Fund VII Limited Partnership	12/13/11
Wausau Paper Corp.	Asset Purchase Agreement by and among Neenah Paper, Inc., Wausau Paper Corp., and Wausau Paper Mills, LLC	12/7/11
Wausau Paper Corp.	Agreement among Wausau Paper Corp., Starboard Value LP and certain Starboard affiliates	3/6/13
Wausau Paper Corp.	Agreement among Wausau Paper Corp.. Starboard Value LP and certain Starboard affiliates	7/2/14
Wausau Paper Corp.

Asset Purchase Agreement among Specialty Papers Acquisition, LLC, Wausau Paper Mills, LLC, Wausau Paper Corp., and (solely with respect to Section 13.19) Specialty Papers Intermediate Holdings, Inc., and Specialty Paper Holdings, L.P.

5/18/13 (original) 6/26/13 (first amendment)

{W0889728.DOC/1}

5.21(h) - 3

SCHEDULE 5.24

Labor Agreements

Labor Agreement between Wausau Paper Specialty Products, LLC (n/k/a Wausau Paper Mills, LLC) and United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, AFL-CIO-CLC-Local 2-1778, January 1, 2012 to December 31, 2016, as amended by the Effects Agreement Between Wausau Paper Mills, LLC and United Steelworkers Union and its Local 2-221, Local 2-316, Local 2-15, and Local 2-1778 dated May 9, 2013.

Labor Agreement between Wausau Paper Specialty Products, LLC (n/k/a Wausau Paper Mills, LLC) and United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, AFL-CIO-CLC-Local 2-15, January 1, 2012 to December 31, 2016, as amended by the Effects Agreement Between Wausau Paper Mills, LLC and United Steelworkers Union and its Local 2-221, Local 2-316, Local 2-15, and Local 2-1778 dated May 9, 2013.

Labor Agreement by and between Wausau Paper Towel & Tissue, LLC & United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union Local 1-112, May 1, 2011 to April 30, 2016

Labor Agreement between Wausau Paper Mills, LLC and United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, AFL-CIO-CLC-Local 11-0022, April 4, 2011 to April 3, 2016, as amended by the Closing Agreement Between Wausau Paper Mills, LLC and United Steelworkers Union AFL-CIO-CLC-Local 11-0022 dated March 18, 2013.

{W0889728.DOC/1}

SCHEDULE 7.01

Existing Liens

JURISDICTION	UCC FILE NO.	FILE DATE	DEBTOR	SECURED PARTY	DESCRIPTION
WAUSAU PAPER CORP.
State of Wisconsin	120013621114	10/19/12	Wausau Paper Corp. 100 Paper Place Mosinee, WI 54455	NMHG Financial Services, Inc. P.O. Box 35701 Billings, MT 59107-5701	Leased equipment[1]
State of Wisconsin	060008787636 UCC-3 Continuation #110006494326	06/08/06 05/26/11	Wausau Paper Corporation 100 Paper Place Mosinee, WI 54455-9099	AstenJohnson, Inc. 4399 Corporate Road P.O. Box 118001 Charleston, SC 29423-8001	Consigned goods
State of Wisconsin	130003871524	03/26/13	Wausau Paper Corp. 1150 Industry Road Harrodsburg, KY 40330	Buckman Laboratories, Inc. 1256 N. McLean Blvd. Memphis, TN 38108	Busan 1215 feed unit[2]
WAUSAU PAPER MILLS, LLC
State of Wisconsin	110003858327	04/01/11	Wausau Paper Mills LLC P.O. Box 900 Mosinee, WI 54455	GFC Leasing, a Division of Gordon Flesch Co., Inc. 2675 Research Park Drive Madison, WI 53711	Leased equipment (microfiltration water purifiers)[1]
WAUSAU PAPER TOWEL & TISSUE, LLC
State of Wisconsin	130000299727	01/07/13	Wausau Paper Towel & Tissue, LLC 100 Paper Place Mosinee, WI 54455	Consolidated Electrical Distributors, Inc. 8012 Vine Crest Avenue, Suite 2 Louisville, KY 40222	Purchase money security interest in inventory, equipment and goods sold by Secured Party to Debtor
State of Wisconsin	140007067020	05/29/14	Wausau Paper Towel & Tissue, LLC 700 Columbia Avenue Middletown, OH 45042	Navitas Lease Corp. 1719 Route 10 East, Suite 306 Parsippany, NJ 07054	Leased equipment (BTG Americas – 1 Brightness Meter BT-5500 plus mounting assembly)

1Wausau Paper is working with the Secured Party to obtain termination of each of these filings.  Each of these filings should have been terminated in 2013.

2This piece of equipment is not owned by Wausau Paper, and this is a notice filing only.

{W0889728.DOC/1}

7.01-1

SCHEDULE 7.02

Existing Indebtedness

Loan Party	Description
Wausau Paper Towel & Tissue, LLC

Unsecured letter of credit issued by BMO Harris Bank, N.A. in favor of the Cabinet for Economic Development, Old Capitol Annex, 300 West Broadway, Frankfort, KY 40601 and City of Harrodsburg, Kentucky, 208 South Main Street, Harrodsburg, KY 40330, as beneficiaries, in support of a $500,000 grant for the benefit of Wausau Paper Towel & Tissue, LLC.

Amount:  $500,000

Expiry Date:  5/20/2016

{W0889728.DOC/1}

7.02 - 1

SCHEDULE 7.03

Existing Investments

None.

{W0889728.DOC/1}

SCHEDULE 1.01(a)

Certain Addresses for Notices

Borrower:

Wausau Paper Corp.

100 Paper Place

Mosinee, WI 54455

Attn: Sherri L. Lemmer, Senior Vice President

Phone: (715) 692-2024

Email: slemmer@wausaupaper.com

Fax Number: (715) 692-2083

Website Address: www.wausaupaper.com

With a Copy to:

Ruder Ware, L.L.S.C.

P.O. Box 8050

Wausau, WI 54402-8050

Attn: Lon E. Roberts, Esq.

Phone: (715) 845-4336

Email: lroberts@ruderware.com

Fax Number: (715) 845-2718

Website Address: www.ruderware.com

Administrative Agent:

For payments and Requests for Credit Extensions

Bank of America, N.A.

Credit Services TX1-492-14-04

901 Main Street

Dallas, TX 75202

Attn: Jared McClure

Phone: 972-338-3806

Email: jared.l.mcclure@baml.com

Fax Number: 214-290-9413

Wire transfer instructions:

Bank of America, New York NY

ABA: 026009593

Account Name: Corporate Credit Services

Account Number: 001292000883

Reference: Wausau Paper Corp.

Other Notices for Administrative Agent

Bank of America, N.A.

Agency Management WA4-127-0101

5727 196th SW

Lynnwood, WA 98036

Attn: Dora Brown, Vice President

Phone: 206-358-0101

Email: dora.a.brown@baml.com

Fax Number: 415-343-0556

SCHEDULE 1.01(b)

Term Commitments

Lender	Term Commitment	Applicable Percentage
Bank of America, N.A.	$175,000,000	100%
Total:	$175,000,000	100%

SCHEDULE 1.01(e)

Mortgaged Property Support Documentation

“Mortgaged Property Support Documents” means the following, all in form and substance satisfactory to the Administrative Agent:

(a)

Mortgages and Assignment of Leases and Rents.  Fully executed and notarized Mortgages and, to the extent required by the Administrative Agent, Assignment of Leases and Rents for each property required to become a Mortgaged Property pursuant to the terms of the Loan Documents.

(b)

Mortgage Policies. Fully paid American Land Title Association Lender’s Extended Coverage title insurance policies in form and substance reasonably acceptable to Administrative Agent (the “Mortgage Policies”), with endorsements and in amounts acceptable to the Administrative Agent, issued, coinsured and reinsured by title insurers acceptable to the Administrative Agent, insuring the Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics’ and materialmen’s Liens) and encumbrances, excepting only Permitted Liens, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents, for mechanics’ and materialmen’s Liens and for zoning of the applicable property) and such coinsurance and direct access reinsurance as the Administrative Agent may deem necessary or desirable. Further, each Loan Party agrees to provide or obtain any customary affidavits and indemnities as may be required or necessary to obtain title insurance satisfactory to the Administrative Agent.

(c)

Survey. Copies of all existing surveys, platmaps and similar documents in the possession of any Loan Party and such additional form surveys to the extent required by the issuer of the Mortgage Policies (the “Title Insurance Company”), for which all necessary fees (where applicable) have been paid, and, with respect to new surveys only, certified to the Administrative Agent and the Title Insurance Company in a manner satisfactory to each of the Administrative Agent and the Title Insurance Company, by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located, or as coordinated by a national surveying company and otherwise in form and substance reasonably acceptable to the Administrative Agent and the Title Insurance Company, showing at least such items as are necessary for the Title Insurance Company to issue the same in form and substance reasonably satisfactory to the Administrative Agent.

(d)

Insurance. Evidence of the insurance required by the terms of the Mortgages and the Loan Documents.

(e)

Appraisal. Copies of any existing appraisals of each of the properties described in the Mortgages previously obtained by the Loan Parties in the possession of any Loan Party and, if requested by the Administrative Agent, an appraisal of each of the properties described in the Mortgages complying with the requirements of the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989, which appraisals shall be in form and substance reasonably satisfactory to the Administrative Agent and from a Person acceptable to the Administrative Agent.

(f)

Legal Opinions. To the extent requested by the Administrative Agent, favorable opinions of counsel to the Loan Parties for each jurisdiction in which the Mortgaged Properties are located which opinions shall be in form and substance reasonably acceptable to Administrative Agent and its counsel.

(g)

Property Reports. Copies of all existing environmental site assessment reports and such other further environmental site assessment reports for each of the properties described in the Mortgages previously obtained by the Loan Parties in the possession of any Loan arty and, if requested by the

Administrative Agent, satisfactory third-party engineering, soils, environmental reports/reviews and other reports of all owned Mortgaged Properties, and to the extent also requested by the Administrative Agent, all leased Mortgaged Properties, from professional firms acceptable to Administrative Agent, including, but not limited to Phase I environmental assessments, together with reliance letters in favor of the Lenders.

(h)

Leased Real Property Documents. To the extent requested by the Administrative Agent, all lease agreements between the applicable leasing entity and each of the lessors of the leased real properties listed on Schedule 5.21(g)(i) and Schedule 5.21(g)(ii) (as applicable) and estoppel and consent agreements executed by each of the lessors of the leased real properties listed on Schedule 5.21(g)(i) and Schedule 5.21(g)(ii) (as applicable), along with (i) a memorandum of lease in recordable form with respect to such leasehold interest, executed and acknowledged by the owner of the affected real property, as lessor, or (ii) evidence that the applicable lease with respect to such leasehold interest or a memorandum thereof has been recorded in all places necessary or desirable, in the Administrative Agent’s reasonable judgment, to give constructive notice to third-party purchasers of such leasehold interest, or (iii) if such leasehold interest was acquired or subleased from the holder of a recorded leasehold interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

(i)

Estoppels and SNDA. To the extent requested by the Administrative Agent, as to owned properties, copies of the leases listed on Schedule 5.21(g)(i) and Schedule 5.21(g)(ii) (as applicable), along with (i) estoppel certificates, from the lessees for such leased properties and (ii) subordination, nondisturbance and attornment agreements in form and substance reasonably satisfactory to the Administrative Agent from those tenants of such leased properties.

(j)

Other Real Property Information. The Administrative Agent shall have received such other certificates, documents and information as are reasonably requested by the Lenders, including, without limitation, landlord agreements/waivers, engineering and structural reports, permanent certificates of occupancy and evidence of zoning compliance, each in form and substance reasonably satisfactory to the Administrative Agent.

(k)

Collateral / Further Assurances / Additional Evidence. At any time, and from time to time, upon reasonable request by the Administrative Agent or any Lender, each Loan Party will, at the Borrower’s or such Loan Party’s expense, (i) correct any defect, error or omission which may be discovered in the form or content of any of the Loan Documents, and (ii) make, execute, deliver and record, or cause to be made, executed, delivered and recorded, any and all further instruments, certificates and other documents as may, in the reasonable opinion of Administrative Agent or any Lender, be necessary or desirable in order to complete, perfect or continue and preserve the Liens and security interests of the Mortgages. Upon any failure by such Loan Party to do so, the Administrative Agent may make, execute and record any and all such instruments, certificates and other documents for and in the name of such Loan Party, all at the sole expense of the Borrower or such Loan Party, and such Loan Party hereby appoints the Administrative Agent the agent and attorney-in-fact of such Loan Party to do so, this appointment being coupled with an interest and being irrevocable. Without limitation of the foregoing, each Loan Party irrevocably authorizes the Administrative Agent at any time and from time to time to file any financing statements, amendments thereto and continuation statements deemed necessary or desirable by the Administrative Agent to establish or maintain the validity, perfection and priority of the Liens and security interests granted in the Mortgages, and each Loan Party ratifies any such filings made by the Administrative Agent prior to the date hereof. From and after the time any Mortgage is recorded and encumbers a Mortgaged Property pursuant to the terms hereof, such Loan Party shall promptly deliver to the Administrative Agent a copy of each such instrument and evidence of its proper filing or recording, as necessary.  From and after the time any Mortgage is recorded and encumbers a Mortgaged Property pursuant to the terms hereof, such Loan Party will cause all of the applicable Collateral to be subject at all times to first priority, perfected Liens in favor of the Administrative Agent for the benefit of the Lenders to secure the Secured Obligations pursuant to the terms and conditions of the Loan Documents. Further, Borrower shall provide such other assurances, certificates, documents, consents or opinions as Administrative Agent or any Lender may reasonably require.

CREDIT AGREEMENT EXHIBITS – WAUSAU PAPER CORP.

EXHIBIT A

Form of

Administrative Questionnaire

CHL:82673.4

1

ADMINISTRATIVE QUESTIONNAIRE – (US DOLLAR ONLY)

CONFIDENTIAL

1. Borrower or Deal Name: **WAUSAU PAPER CORP.**

E-mail this document with your commitment letter to:

E-mail address of recipient:

2. Legal Name of Lender of Record for Signature Page:

Markit Entity Identifier (MEI) #:

Fund Manager Name (if applicable):

Legal Address from Tax Document of Lender of Record:

Country:

Address:

City: State/Province: Postal Code:

3. Domestic Funding Address:

Street Address:

Suite/ Mail Code:

City: State:

Postal Code: Country:

4. Eurodollar Funding Address (*if different than #3*):

Street Address:

Suite/ Mail Code:

City: State:

Postal Code: Country:

5. Credit Contact Information:

Syndicate level information (which may contain material non-public information about the Borrower and its related parties or their respective securities will be made available to the Credit Contact(s). The Credit Contacts identified must be able to receive such information in accordance with his/her institution's compliance procedures and applicable laws, including Federal and State securities laws.

Primary Credit Contact:

First Name:

Middle Name:

Last Name:

Title:

Street Address:

Suite/Mail Code:

City:

State:

Postal Code:

Country:

Office Telephone #:

Office Facsimile #:

Work E-Mail Address:

SyndTrak E-Mail Address:

Secondary Credit Contact:

First Name:

Middle Name:

Last Name:

Title:

Street Address:

Suite/Mail Code:

City:

State:

Postal Code:

Country:

Office Telephone #:

Office Facsimile #:

Work E-Mail Address:

SyndTrak E-Mail Address:

Additional Syndtrak User Access:

Enter E-Mail Addresses of any respective contact who should have access to Syndtrak below.

SyndTrak E-Mail Addresses:

CONFIDENTIAL

REV April 2014

Bank of America

2

ADMINISTRATIVE QUESTIONNAIRE – (US DOLLAR ONLY)

CONFIDENTIAL

Primary Operations Contact:
First: MI: Last:
Title:
Street Address:
Suite/ Mail Code:
City: State:
Postal Code: Country:
Telephone: Facsimile:
E-Mail Address:
SyndTrak E-Mail Address:

Secondary Operations Contact:
First: MI: Last:
Title:
Street Address:
Suite/ Mail Code:
City: State:
Postal Code: Country:
Telephone: Facsimile:
E-Mail Address:
SyndTrak E-Mail Address:

Does Secondary Operations Contact need copy of notices? YES ☐ NO ☐

Letter of Credit Contact:
First: MI: Last:
Title:
Street Address:
Suite/ Mail Code:
City: State:
Postal Code: Country:
Telephone: Facsimile:
E-Mail Address:

Draft Documentation Contact or Legal Counsel:
First: MI: Last:
Title:
Street Address:
Suite/ Mail Code:
City: State:
Postal Code: Country:
Telephone: Facsimile:
E-Mail Address:

6. Lender's Fed Wire Payment Instructions:

Pay to:

Bank Name:
ABA #:
City: State:
Account #:
Account Name:
Attention:

7. Lender's Standby Letter of Credit, Commercial Letter of Credit, and Bankers' Acceptance Fed Wire Payment Instructions (if applicable):

Pay to

Bank Name:
ABA #:
City: State:
Account #:
Account Name:
Attention:

Use Lender's Fed Wire Payment Instructions in Section #6 above? YES ☐ NO ☐

REV April 2014
Bank of America

CONFIDENTIAL

3
ADMINISTRATIVE QUESTIONNAIRE – (US DOLLAR ONLY)
CONFIDENTIAL

8. Lender's Organizational Structure and Tax Status

Please refer to the enclosed withholding tax instructions below and then complete this section accordingly:

Lender Taxpayer Identification Number (TIN): __ __-__ __ __ __ __ __ __

Tax Withholding Form Delivered to Bank of America (check applicable one):

W-9 ☐ **W-8BEN** ☐ **W-8ECI** ☐ **W-8EXP** ☐ **W-8IMY** ☐

Tax Contact:

First: MI: Last:
Title:
Street Address:
Suite/ Mail Code:
City: State:
Postal Code: Country:
Telephone: Facsimile:
E-Mail Address:
SyndTrak E-Mail Address:

NON–U.S. LENDER INSTITUTIONS

1. Corporations:

If your institution is incorporated outside of the United States for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: a.) Form W-8BEN (Certificate of Foreign Status of Beneficial Owner), b.) Form W-8ECI (Income Effectively Connected to a U.S. Trade or Business), or c.) Form W-8EXP (Certificate of Foreign Government or Governmental Agency).

A U.S. taxpayer identification number is required for any institution submitting a Form W-8 ECI. It is also required on Form W-8BEN for certain institutions claiming the benefits of a tax treaty with the U.S. Please refer to the instructions when completing the form applicable to your institution. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. **An original tax form must be submitted.**

2. Flow-Through Entities

If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non-U.S. flow-through entity, an original Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. branches for United States Tax Withholding) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners.

Please refer to the instructions when completing this form. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. **Original tax form(s) must be submitted.**

U.S. LENDER INSTITUTIONS:

If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification). **Please be advised that we require an original form W-9.**

CONFIDENTIAL

REV April 2014
Bank of America

4

ADMINISTRATIVE QUESTIONNAIRE – (US DOLLAR ONLY)

CONFIDENTIAL

Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form for your institution must be completed and returned on or prior to the date on which your institution becomes a lender under this Credit Agreement. Failure to provide the proper tax form when requested will subject your institution to U.S. tax withholding.

*Additional guidance and instructions as to where to submit this documentation can be found at this link:

Tax Form Tool Kit &
Mailing Instructions

9. Bank of America's Payment Instructions:

Pay to: Bank of America, N.A.
ABA # 026009593
New York, NY
Account #: 001292000883
Attn: Corporate Credit Services
Ref: Wausau Paper Corp.

CONFIDENTIAL

REV April 2014
Bank of America

EXHIBIT B

[Form of]

Assignment and Assumption

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”).  [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (a) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other Loan Documents in the amount[s] and equal to the percentage interest[s] identified below of all the outstanding rights and obligations under the respective facilities identified below and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Documents or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (a) and (b) above being referred to herein collectively as [the][an] “Assigned Interest”).  Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.

Assignor[s]:

2.

Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.

Borrower:

Wausau Paper Corp., a Wisconsin corporation

__________________

1.

For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is from a single Assignor, choose the first bracketed language.  If the assignment is to multiple Assignors, choose the second bracketed language.

2.

For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language.  If the assignment is to multiple Assignees, choose the second bracketed language.

3.

Select as appropriate.

4.

Include bracketed language if there are either multiple Assignors or multiple Assignees.

CHL:82673.4

4.

Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement

5.

Credit Agreement:

Credit Agreement, dated as of July 30, 2014 among the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent

6.

Assigned Interest:

Assignor[s][5]	Assignee[s][6]	Aggregate Amount of Term Loans for all Lenders[7]	Amount of Term Loans Assigned	Percentage Assigned of Term Loans[8]	CUSIP Number

		$	$	%
		$	$	%
		$	$	%

[7.

Trade Date:

__________________]9

Effective Date:  __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

______________________

5.

List each Assignor, as appropriate.

6.

List each Assignee, as appropriate.

7.

Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

8.

Set forth, to at least 9 decimals, as a percentage of the Term Loans of all Lenders thereunder.

9.

To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

CHL:82673.4

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:

Name:

Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:

Name:

Title:

[Consented to and]10 Accepted:

BANK OF AMERICA, N.A., as
 Administrative Agent

By:

Name:

Title:

[Consented to:]11

By:

Name:

Title:

____________________________

10.

To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

11.

To be added only if the consent of the Borrower and/or other parties is required by the terms of the Credit Agreement.

CHL:82673.4

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

Standard Terms and Conditions for Assignment and Assumption

1.

Representations and Warranties.

1.1.

Assignor.  [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.

Assignee.  [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under the terms of the Credit Agreement (subject to such consents, if any, as may be required under the terms of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and the other Loan Documents as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to the terms of the Credit Agreement, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.

Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.

General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and

CHL:82673.4

Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

CHL:82673.4

EXHIBIT C

[Form of]

Compliance Certificate

Financial Statement Date:  [________, ____]

TO:

Bank of America, N.A., as Administrative Agent

RE:

Credit Agreement, dated as of July 30, 2014, by and among Wausau Paper Corp., a Wisconsin corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:

[Date]

The undersigned Responsible Officer1 hereby certifies as of the date hereof that [he/she] is the [_____________________] of the Borrower, and that, as such, [he/she] is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower and the other Loan Parties, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.

The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Credit Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.

The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Credit Agreement for the fiscal quarter of the Borrower ended as of the above date.  Such Consolidated financial statements fairly present the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.

The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under [his/her] supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower and its Subsidiaries during the accounting period covered by such financial statements.

3.

A review of the activities of the Borrower and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower and each of the other Loan Parties performed and observed all its obligations under the Loan Documents, and

_________________________

1.

This certificate should be from the chief executive officer, chief financial officer, treasurer or controller of the Borrower.

CHL:82673.4

[select one:]

[to the best knowledge of the undersigned, during such fiscal period each of the Loan Parties performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or—

[to the best knowledge of the undersigned, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.

The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith are (i) with respect to representations and warranties that contain a materiality qualification, true and correct on and as of the date hereof and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects on and as of the date hereof, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5.

The financial covenant analyses and information set forth on Schedule A attached hereto are true and accurate on and as of the date of this Certificate.

Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Certificate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

CHL:82673.4

WAUSAU PAPER CORP.,

a Wisconsin corporation

By:

Name:

Title:

CHL:82673.4

Schedule A

Financial Statement Date:  [________, ____] (“Statement Date”)

Section 7.11 – Consolidated Leverage Ratio.

A.

Consolidated Funded Indebtedness at Statement Date:

$___________

B.

Consolidated EBITDA (from page 2 of this Schedule A to the

Compliance Certificate) for the Measurement Period ending on the above date:

$___________

C.

Consolidated Leverage Ratio (Line A ÷ Line B):

___ to 1.00

Maximum permitted:

Closing Date through September 30, 2014:

5.125 to 1.00

October 1, 2014 through March 31, 2015:

4.625 to 1.00

April 1, 2015 through June 30, 2015:

4.125 to 1.00

July 1, 2015 through September 30, 2015:

3.750 to 1.00

October 1, 2015 through June 30, 2016:

3.375 to 1.00

July 1, 2016 through March 31, 2017:

3.250 to 1.00

April 1, 2017 through June 30, 2017:

3.000 to 1.00

July 1, 2017 through September 30, 2017:

2.875 to 1.00

October 1, 2017 and each fiscal quarter thereafter:

2.500 to 1.00

1

CHL:82673.4

For the Quarter/Year ended ___________________(“Statement Date”)

Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Credit Agreement)

Consolidated EBITDA	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
net income, calculated before interest expense, provision for income taxes, depreciation and amortization expense:
plus, to the extent deducted from net income (without duplication)
any losses arising from the sale of capital assets

fees and expenses paid in cash on or prior to the Closing Date in connection with the closing of the Credit Agreement and the ABL Facility (including the payment of make-whole payments with respect to the Borrower’s notes issued under that certain Note Purchase and Private Shelf Agreement dated as of March 31, 2010, as amended) in an amount not to exceed $20,000,000 in the aggregate cash severance and related tax payments made on or prior to December 31, 2014 to the former chief executive officer of the Borrower in an amount not to exceed $3,500,000 in the aggregate fees and expenses paid in cash on or prior to December 31, 2014 in connection with proxy statements in an amount not to exceed $3,000,000 in the aggregate any losses during such period that arise from a division, business unit, or Subsidiary of the Borrower that has been discontinued, ceased, or otherwise Disposed of as of the date of the Credit Agreement or otherwise in accordance with the Credit Agreement minus, to the extent included in net income (and without duplication)
any gains arising from the sale of capital assets
any gains arising from the write-up of assets
any extraordinary gains
= Consolidated EBITDA

2

CHL:82673.4

EXHIBIT D

[Form of]

Joinder Agreement

THIS JOINDER AGREEMENT (this “Agreement”), dated as of [__________, ____], is by and among [_____________________, a ______________________] (the “Subsidiary Guarantor”), Wausau Paper Corp., a Wisconsin corporation (the “Borrower”), and Bank of America, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”) under that certain Credit Agreement, dated as of July 30, 2014 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among the Borrower, the Guarantors, the Lenders and the Administrative Agent.  Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Credit Agreement.

The Subsidiary Guarantor is an additional Loan Party, and, consequently, the Loan Parties are required by Section 6.13 of the Credit Agreement to cause the Subsidiary Guarantor to become a “Guarantor” thereunder.

Accordingly, the Subsidiary Guarantor and the Borrower hereby agree as follows with the Administrative Agent, for the benefit of the Lenders:

1.

The Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary Guarantor will be deemed to be a party to and a “Guarantor” under the Credit Agreement and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement.  The Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the applicable Loan Documents, including, without limitation (a) all of the representations and warranties set forth in Article V of the Credit Agreement and (b) all of the affirmative and negative covenants set forth in Articles VI and VII of the Credit Agreement.  Without limiting the generality of the foregoing terms of this Paragraph 1, the Subsidiary Guarantor hereby guarantees, jointly and severally together with the other Guarantors, the prompt payment of the Secured Obligations in accordance with Article X of the Credit Agreement.

2.

Each of the Subsidiary Guarantor and the Borrower hereby agree that all of the representations and warranties contained in Article V of the Credit Agreement and each other Loan Document are true and correct as of the date hereof.

3.

The Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary Guarantor will be deemed to be a party to the Security Agreement, and shall have all the rights and obligations of a “Grantor” (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement.  The Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement.  Without limiting the generality of the foregoing terms of this Paragraph 3, the Subsidiary Guarantor hereby grants, pledges and assigns to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, and a right of set off, to the extent applicable, against any and all right, title and interest of the Subsidiary Guarantor in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of the Subsidiary Guarantor.

4.

The Subsidiary Guarantor acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and each Collateral Document and the schedules

CHL:82673.4

and exhibits thereto.  The information on the schedules to the Credit Agreement and the Collateral Documents are hereby supplemented (to the extent permitted under the Credit Agreement or Collateral Documents) to reflect the information shown on the attached Schedule A.

5.

The Borrower confirms that the Credit Agreement is, and upon the Subsidiary Guarantor becoming a Guarantor, shall continue to be, in full force and effect.  The parties hereto confirm and agree that immediately upon the Subsidiary Guarantor becoming a Guarantor the term “Obligations,” as used in the Credit Agreement, shall include all obligations of the Subsidiary Guarantor under the Credit Agreement and under each other Loan Document.

6.

Each of the Borrower and the Subsidiary Guarantor agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts as the Administrative Agent may reasonably request in accordance with the terms and conditions of the Credit Agreement and the other Loan Documents in order to effect the purposes of this Agreement.

7.

This Agreement may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

8.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.  The terms of Sections 11.14 and 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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CHL:82673.4

IN WITNESS WHEREOF, each of the Borrower and the Subsidiary Guarantor has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

SUBSIDIARY GUARANTOR:

[SUBSIDIARY GUARANTOR]

By:

Name:

Title:

BORROWER:

WAUSAU PAPER CORP.,

a Wisconsin corporation

By:

Name:

Title:

Acknowledged, accepted and agreed:

BANK OF AMERICA, N.A.,

  as Administrative Agent

By:

Name:

Title:

CHL:82673.4

Schedule A

Schedules to Credit Agreement and Collateral Documents

[TO BE COMPLETED BY BORROWER]

CHL:82673.4

EXHIBIT E

[Form of]

Loan Notice

Date:  [___________, _____]

TO:

Bank of America, N.A., as Administrative Agent

RE:

Credit Agreement, dated as of July 30, 2014, by and among Wausau Paper Corp., a Wisconsin corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:

[Date]

The undersigned hereby requests (select one):

☐  A borrowing of Term Loans

☐  A [conversion] or [continuation] of Term Loans

---

1.

On

  (the “Credit Extension Date”)

2.

In the amount of $

3.

Comprised of:

☐  Base Rate Loans

☐  Eurodollar Rate Loans

4.

For Eurodollar Rate Loans:  with an Interest Period of

 months

The Borrower hereby represents and warrants that the conditions specified in Section 4.02 of the Credit Agreement shall be satisfied on and as of the date of the Credit Extension Date.

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

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CHL:82673.4

WAUSAU PAPER CORP.,

a Wisconsin corporation

By:

Name:

Title:

CHL:82673.4

EXHIBIT F

Form of

Term Note

[___________, ____]

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to [_____________________] or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of the Term Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of July 30, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Guarantors, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The Borrower promises to pay interest on the unpaid principal amount of the Term Loan made by the Lender from the date of such Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement.  All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Term Note is one of the Term Notes referred to in the Credit Agreement and the holder is entitled to the benefits thereof.  The Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business.  The Lender may also attach schedules to this Term Note and endorse thereon the date, amount and maturity of its Term Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Note.

Delivery of an executed counterpart of a signature page of this Term Note by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Term Note.

THIS TERM NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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CHL:82673.4

WAUSAU PAPER CORP.,

a Wisconsin corporation

By:

Name:

Title:

CHL:82673.4

EXHIBIT G-1

[Form of]

U.S. Tax Compliance Certificate

(For Foreign Lenders That Are Not Partnerships
For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement, dated as of July 30, 2014, by and among Wausau Paper Corp., a Wisconsin corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”).  Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the Term Loan(s) (as well as any Term Note(s) evidencing such Term Loan(s)) in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (d) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (b) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF FOREIGN LENDER]

By:

Name:

Title:

Date: ________ __, ___

CHL:82673.4

EXHIBIT G-2

[Form of]

U.S. Tax Compliance Certificate

(For Foreign Participants That Are Not Partnerships

For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement, dated as of July 30, 2014, by and among Wausau Paper Corp., a Wisconsin corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”).  Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (d) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (b) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:

Name:

Title:

Date: ________ __, ____

CHL:82673.4

EXHIBIT G-3

[Form of]

U.S. Tax Compliance Certificate

(For Foreign Participants That Are Partnerships

For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement, dated as of July 30, 2014, by and among Wausau Paper Corp., a Wisconsin corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”).  Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the participation in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such participation, (c) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (ii) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:

Name:

Title:

Date: ________ __, ____

CHL:82673.4

EXHIBIT G-4

[Form of]

U.S. Tax Compliance Certificate

(For Foreign Lenders That Are Partnerships

For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement, dated as of July 30, 2014, by and among Wausau Paper Corp., a Wisconsin corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”).  Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the Term Loan(s) (as well as any Term Note(s) evidencing such Term Loan(s)) in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such Term Loan(s) (as well as any Term Note(s) evidencing such Term Loan(s)), (c) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (ii) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

Name:

Title:

Date: ________ __, ___

CHL:82673.4